                                                                   EXHIBIT 10.14


                                CREDIT AGREEMENT


                                     between


                       AFFILIATED COMPUTER SERVICES, INC.,
                                    Borrower


                  WELLS FARGO BANK TEXAS, NATIONAL ASSOCIATION,
                Administrative Agent and Co-Lead Arranging Agent


                                 BANK ONE, N.A.,
                  Syndication Agent and Co-Lead Arranging Agent


                                 SUNTRUST BANK,
                               Documentation Agent


                       THE BANK OF TOKYO-MITSUBISHI, LTD.,
                                    Co-Agent


                                 CERTAIN LENDERS

                                       and

                          CERTAIN SUBSIDIARY GUARANTORS


                         $450,000,000 REVOLVING FACILITY


                                  MAY 12, 2000

                      PREPARED BY HAYNES AND BOONE, L.L.P.

                                TABLE OF CONTENTS


SECTION 1         DEFINITIONS AND TERMS...........................................................................1
         1.1      Definitions.....................................................................................1
         1.2      Time References................................................................................18
         1.3      Other References...............................................................................18
         1.4      Accounting Principles..........................................................................19

SECTION 2         COMMITMENT.....................................................................................19
         2.1      Revolving Facility.............................................................................19
         2.2      Borrowing Procedure............................................................................19
         2.3      Letters of Credit..............................................................................20
         2.4      Swing-Line Subfacility.........................................................................24
         2.5      Borrowing Notices and LC Requests..............................................................25
         2.6      Termination....................................................................................25
         2.7      Lenders........................................................................................25
         2.8      Special Purpose Funding........................................................................26

SECTION 3         TERMS OF PAYMENT...............................................................................27
         3.1      Notes and Payments.............................................................................27
         3.2      Interest and Principal Payments................................................................28
         3.3      Interest Options...............................................................................28
         3.4      Quotation of Rates.............................................................................28
         3.5      Default Rate...................................................................................28
         3.6      Interest Recapture.............................................................................28
         3.7      Interest Calculations..........................................................................28
         3.8      Maximum Rate...................................................................................29
         3.9      Interest Periods...............................................................................29
         3.10     Conversions....................................................................................29
         3.11     Order of Application...........................................................................30
         3.12     Sharing of Payments, Etc.......................................................................30
         3.13     Offset.........................................................................................30
         3.14     Booking Borrowings.............................................................................30
         3.15     Basis Unavailable or Inadequate for LIBOR......................................................31
         3.16     Additional Costs...............................................................................31
         3.17     Change in Laws.................................................................................33
         3.18     Funding Loss...................................................................................33
         3.19     Taxes..........................................................................................33

SECTION 4         FEES...........................................................................................34
         4.1      Treatment of Fees..............................................................................34
         4.2      Administrative Agent's Fees....................................................................34
         4.3      LC Fees........................................................................................35
         4.4      Commitment Fees................................................................................35
         4.5      Utilization Fee................................................................................35

SECTION 5         SECURITY.......................................................................................35
         5.1      Subsidiary Guaranty............................................................................35
         5.2      Foreign Stock Pledge...........................................................................36
         5.3      Additional Security and Subsidiary Guaranties..................................................36

                                                                CREDIT AGREEMENT



         5.4      Further Assurances.............................................................................36
         5.5      Release of Collateral..........................................................................36

SECTION 6         CONDITIONS PRECEDENT...........................................................................37

SECTION 7         REPRESENTATIONS AND WARRANTIES.................................................................37
         7.1      Purpose and Regulations G, T, U and X..........................................................37
         7.2      Corporate Existence, Good Standing, and Authority..............................................38
         7.3      Subsidiaries and Names.........................................................................38
         7.4      Authorization and Contravention................................................................38
         7.5      Binding Effect.................................................................................38
         7.6      Financials and Existing Debt...................................................................39
         7.7      Solvency.......................................................................................39
         7.8      Litigation.....................................................................................39
         7.9      Taxes..........................................................................................39
         7.10     Environmental Matters..........................................................................39
         7.11     Employee Plans.................................................................................40
         7.12     Properties; Liens..............................................................................40
         7.13     Government Regulations.........................................................................40
         7.14     Transactions with Affiliates...................................................................40
         7.15     Debt...........................................................................................40
         7.16     Leases.........................................................................................40
         7.17     Labor Matters..................................................................................41
         7.18     Intellectual Property..........................................................................41
         7.19     Insurance......................................................................................41
         7.20     Full Disclosure................................................................................41
         7.21     Permitted Acquisitions.........................................................................41
         7.22     Pari Passu Debt................................................................................42
         7.23     Contingent "Earn-Out" Payments.................................................................42

SECTION 8         AFFIRMATIVE COVENANTS..........................................................................42
         8.1      Certain Items Furnished........................................................................42
         8.2      Use of Credit..................................................................................44
         8.3      Books and Records..............................................................................44
         8.4      Inspections....................................................................................44
         8.5      Taxes..........................................................................................44
         8.6      Payment of Obligation..........................................................................44
         8.7      Expenses.......................................................................................44
         8.8      Maintenance of Existence, Assets, and Business.................................................44
         8.9      Insurance......................................................................................44
         8.10     Environmental Matters..........................................................................45
         8.11     Indemnification................................................................................45
         8.12     Chief Executive Office; Material Agreements....................................................46
         8.13     Environmental Laws.............................................................................46
         8.14     After-Acquired Subsidiaries....................................................................46

SECTION 9         NEGATIVE COVENANTS.............................................................................47
         9.1      Payroll Taxes..................................................................................47
         9.2      Debt...........................................................................................47
         9.3      Loans, Advances, Acquisitions and Investments..................................................47

                                                                CREDIT AGREEMENT




                                      (ii)


         9.4      Liens..........................................................................................48
         9.5      Employee Plans.................................................................................48
         9.6      Transactions with Affiliates...................................................................48
         9.7      Compliance with Laws and Documents.............................................................48
         9.8      Issuance of Securities.........................................................................48
         9.9      Distributions..................................................................................49
         9.10     Disposition of Assets..........................................................................49
         9.11     Mergers, Consolidations, and Dissolutions......................................................49
         9.12     Assignment.....................................................................................49
         9.13     Fiscal Year and Accounting Methods.............................................................49
         9.14     New Businesses.................................................................................50
         9.15     Government Regulations.........................................................................50
         9.16     Strict Compliance..............................................................................50
         9.17     Deposit of Borrowings..........................................................................50
         9.18     Prepayments of Subordinated Notes..............................................................50
         9.19     Changes Relating to Subordinated Notes.........................................................50

SECTION 10        FINANCIAL COVENANTS............................................................................51
         10.1     Net Worth......................................................................................51
         10.2     Funded Debt/Adjusted EBITDA Ratio..............................................................51
         10.3     Fixed-Charge Coverage..........................................................................51

SECTION 11        DEFAULT........................................................................................51
         11.1     Payment of Obligation..........................................................................51
         11.2     Covenants......................................................................................51
         11.3     Debtor Relief..................................................................................52
         11.4     Attachment.....................................................................................52
         11.5     Payment of Judgments...........................................................................52
         11.6     Government Action..............................................................................52
         11.7     Misrepresentation..............................................................................52
         11.8     Ownership of Companies.........................................................................52
         11.9     Change of Control of Borrower..................................................................53
         11.10    Other Funded Debt..............................................................................53
         11.11    SEC Reporting Requirements.....................................................................53
         11.12    Validity and Enforceability....................................................................53
         11.13    LCs............................................................................................54
         11.14    Material Agreements............................................................................54
         11.15    Material Adverse Event.........................................................................54
         11.16    Subordinated Notes.............................................................................54
         11.17    Employee Benefit Plans.........................................................................54

SECTION 12        RIGHTS AND REMEDIES............................................................................55
         12.1     Remedies Upon Default..........................................................................55
         12.2     Company Waivers.  .............................................................................55
         12.3     Performance by Administrative Agent............................................................56
         12.4     Not in Control.................................................................................56
         12.5     Course of Dealing..............................................................................56
         12.6     Cumulative Rights..............................................................................56
         12.7     Application of Proceeds........................................................................56
         12.8     Certain Proceedings............................................................................56


                                                                CREDIT AGREEMENT




                                      (iii)



         12.9     Expenditures by Lenders........................................................................57
         12.10    Diminution in Value of Collateral..............................................................57

SECTION 13        ADMINISTRATIVE AGENT AND LENDERS...............................................................58
         13.1     Administrative Agent...........................................................................58
         13.2     Expenses.......................................................................................60
         13.3     Proportionate Absorption of Losses.............................................................60
         13.4     Delegation of Duties; Reliance.................................................................60
         13.5     Limitation of Administrative Agent's Liability.................................................60
         13.6     Default........................................................................................61
         13.7     Collateral Matters.............................................................................62
         13.8     Limitation of Liability........................................................................62
         13.9     Relationship of Lenders........................................................................62
         13.10    Benefits of Agreement..........................................................................62

SECTION 14        MISCELLANEOUS..................................................................................63
         14.1     Non-Business Days..............................................................................63
         14.2     Communications.................................................................................63
         14.3     Form and Number of Documents...................................................................63
         14.4     Exceptions to Covenants........................................................................63
         14.5     Survival.......................................................................................63
         14.6     Governing Law..................................................................................63
         14.7     Invalid Provisions.............................................................................63
         14.8     Amendments, Consents, Conflicts, and Waivers...................................................63
         14.9     Multiple Counterparts..........................................................................64
         14.10    Parties........................................................................................64
         14.11    Venue, Service of Process, and Jury Trial......................................................66
         14.12    Confidentiality Obligations....................................................................67
         14.13    Entirety.......................................................................................67

SECTION 15        SUBSIDIARY GUARANTY............................................................................67
         15.1     The Guaranty...................................................................................67
         15.2     Bankruptcy.....................................................................................68
         15.3     Nature of Liability............................................................................68
         15.4     Independent Obligation.........................................................................68
         15.5     Authorization..................................................................................69
         15.6     Reliance.......................................................................................69
         15.7     Subordination..................................................................................69
         15.8     Waivers; Consents..............................................................................69
         15.9     Limitation.....................................................................................70
         15.10    Additional Guarantors..........................................................................71

                                                                CREDIT AGREEMENT




                                      (iv)

                             SCHEDULES AND EXHIBITS


Schedule 1                 -        Lenders and Commitments
Schedule 6                 -        Closing Documents
Schedule 7.3               -        Companies and Names
Schedule 7.7               -        Company Solvency Schedule
Schedule 7.8               -        Litigation
Schedule 7.10              -        Environmental Matters
Schedule 7.11              -        Employee-Plan Matters
Schedule 7.14              -        Affiliate Transactions
Schedule 7.17              -        Labor Matters
Schedule 7.18              -        Intellectual Property Claims
Schedule 7.23              -        Contingent Earn-Out Payments
Schedule 9.2               -        Permitted Debt
Schedule 12.1(c)           -        MoneyMaker Network ATM Settlement Aggregation Accounts

Exhibit A-1                -        Revolving Note
Exhibit A-2                -        Swing-Line Note
Exhibit B                  -        After-Acquired Subsidiary Guaranty
Exhibit C-1                -        Borrowing Request
Exhibit C-2                -        Conversion Notice
Exhibit C-3                -        LC Request
Exhibit C-4                -        Compliance Certificate
Exhibit D                  -        Opinion of General Counsel for Obligors
Exhibit E                  -        Opinion of Outside Counsel for Obligors
Exhibit F                  -        Assignment and Assumption Agreement



                                                                CREDIT AGREEMENT



                                       (v)

                                CREDIT AGREEMENT


         THIS AGREEMENT is entered into as of May 12, 2000, between AFFILIATED COMPUTER SERVICES, INC., a Delaware corporation ("BORROWER"), Lenders (defined below), WELLS FARGO BANK TEXAS, NATIONAL ASSOCIATION, as Administrative Agent and Co-Lead Arranging Agent for Lenders, BANK ONE, N.A., as Syndication Agent and Co-Lead Arranging Agent for Lenders, SUNTRUST BANK, as Documentation Agent for Lenders, and THE BANK OF TOKYO-MITSUBISHI, LTD., as Co-Agent for Lenders, and Subsidiary Guarantors (defined below).

         Borrower has requested that Lenders extend a revolving credit facility to Borrower not to exceed a total outstanding principal amount of $450,000,000 (subject to increase pursuant to SECTION 2.7) at any time (with certain subfacilities for letters of credit and swing-line advances) to be used by Borrower as provided in SECTION 7.1 (the "REVOLVING FACILITY"). Lenders are willing to extend the requested credit facility on the terms and conditions of this agreement.

         ACCORDINGLY, for adequate and sufficient consideration, Borrower, Lenders, and Agents agree as follows:

SECTION 1 DEFINITIONS AND TERMS.


         1.1 Definitions. As used in the Loan Documents:


         ACCOUNTS RECEIVABLE FINANCING means any transaction or series of transactions that may be entered into by Borrower or any of its Subsidiaries pursuant to which Borrower or any of its Subsidiaries may sell, convey, grant a security interest in, or otherwise transfer, undivided percentage interests in the Receivables Program Assets.

         ACCOUNTS RECEIVABLE FINANCING AMOUNT means, with respect to any Accounts Receivable Financing and without duplication, the aggregate outstanding principal amount of the undivided percentage interests in the Receivables Program Assets representing Rights to be paid a specified principal amount from such Receivables Program Assets.

         ACQUISITION means any transaction or series of related transactions for the purpose of, or resulting in, directly or indirectly, (a) the acquisition by any Company of (i) all or substantially all of the assets of a Person; or (ii) of any line of business, or division or selected assets of a Person, (b) the acquisition by any Company of more than fifty percent (50%) of any class of Voting Stock (or similar ownership interests) of any Person; or (c) a merger, consolidation, amalgamation, or other combination by any Company with another Person; provided that in any merger involving Borrower, Borrower must be the surviving entity.

         ADJUSTED EBITDA means EBITDA adjusted (a) as permitted, and in accordance with, Article 11 of Regulation S-X of the Securities Act of 1933, and
(b) to give effect to any Permitted Acquisition which occurred during the period of calculation, as if such Permitted Acquisition occurred on the first day of such period, by increasing, if positive, or decreasing, if negative, EBITDA by the EBITDA of such newly- acquired business during such period of calculation occurring prior to the date of such Permitted Acquisition; provided that, if EBITDA is proposed to be adjusted for any Permitted Acquisition, the consideration (in cash or any other consideration) for which Acquisition is $50,000,000 or more, then to be included within the period of calculation, and such adjustment: (i) the Person acquired or from which

                                                                CREDIT AGREEMENT
such business was acquired shall have completed (prior to such Acquisition) audited Financials covering periods within 15 months prior to the closing date of such Permitted Acquisition accompanied by an unqualified opinion of an independent certified public accountant; or (ii) Borrower shall provide to Administrative Agent a written report completed by an independent certified public accountant acceptable to Administrative Agent which substantiates in all material respects the EBITDA of the acquired entity using due diligence procedures acceptable to the Administrative Agent.

         ADMINISTRATIVE AGENT means, at any time, Wells Fargo Bank Texas, National Association - or its successor or assigns appointed under SECTION 13 - acting as Administrative Agent for Lenders under the Loan Documents.

         AFFILIATE of a Person means any other individual or entity who directly or indirectly controls, is controlled by, or is under common control with that Person. For purposes of this definition (a) "control," "controlled by," and "under common control with" mean possession, directly or indirectly, of power to direct or cause the direction of management or policies (whether through ownership of voting securities or other interests, by contract, or otherwise), and (b) any individual or entity who beneficially owns, directly or indirectly, 20% or more (in number of votes) of the securities having ordinary voting power for the election of directors (or individuals performing similar functions) of another Person and any individual who is an officer or director of another Person is conclusively presumed to control that Person.

         AFTER-ACQUIRED SUBSIDIARY means each Subsidiary acquired or formed after the Closing Date.

         AGENTS means, collectively, Administrative Agent, Syndication Agent, and Documentation Agent, and "Agent" means any one of the Agents.

         APPLICABLE MARGIN means as of any date of determination, the interest margin over LIBOR, and the applicable fees payable pursuant to SECTION 4, as the case may be, that corresponds to: (a) the Moody's Rating and the S&P Rating set forth below, and (b) the Funded Debt/Adjusted EBITDA Ratio for the Rolling Period most recently ended prior to such day, for which financial statements and reports have been received by the Administrative Agent pursuant to SECTION 8.1.

PRICING GRID 1:


     MOODY'S RATING AND                                                         APPLICABLE
        S&P RATING,                                                              MARGIN          APPLICABLE
       RESPECTIVELY -         FUNDED DEBT/                 APPLICABLE              FOR           MARGIN FOR
       BBB-, Baa3, OR        ADJUSTED EBITDA               MARGIN FOR           UTILIZATION      COMMITMENT
           LOWER                  RATIO                    LIBOR LOANS             FEE              FEE
     ------------------      ---------------               -----------          ------------     -----------

Level 1                      <1.25                             .625%              .125%             .20%

Level 2                      >1.25 and <1.75                   0.75%              .125%             .25%
                             -
Level 3                      >1.75 and <2.25                   .875%              .125%             .25%
                             -
Level 4                      >2.25 and <2.75                    1.0%              .125%             .30%
                             -
Level 5                      >2.75                             1.125%             .125%             .30%
                             -




                                                                CREDIT AGREEMENT

PRICING GRID 2:



     MOODY'S RATING AND                                                         APPLICABLE
        S&P RATING,                                                              MARGIN          APPLICABLE
       RESPECTIVELY -         FUNDED DEBT/                 APPLICABLE              FOR           MARGIN FOR
       BBB-, Baa2, OR        ADJUSTED EBITDA               MARGIN FOR           UTILIZATION      COMMITMENT
           LOWER                  RATIO                    LIBOR LOANS             FEE              FEE
     ------------------      ---------------               -----------          ------------      ----------

          Level 1            <1.25                             .625%              0.0%              .20%

          Level 2            >1.25 and <1.75                   .625%              .10%              .25%
                             -

          Level 3            >1.75 and <2.25                   0.75%              .10%              .25%
                             -

          Level 4            >2.25 and <2.75                   .875%             .125%              .30%
                             -

          Level 5            >2.75                            1.125%             .125%              .30%
                             -


         From the period beginning with the Closing Date and ending on December 31, 2000, inclusive, Applicable Margin in each Pricing Grid referenced above (herein so called) shall be at least Level 3 or greater.

         For purposes of the foregoing: (a) if the Moody's Rating and the S & P Rating shall fall within different PRICING GRIDS, then the Applicable Margin shall be determined by reference to the numerically higher PRICING GRID (e.g., if the S & P Rating is in PRICING GRID 1 and the Moody's Rating is in PRICING GRID 2, then the Applicable Margin shall be determined by reference to PRICING GRID 2); and (b) if either Moody's or S & P no longer publishes ratings and Borrower and Administrative Agent cannot agree on another ratings agency to replace Moody's or S & P, as the case may be, then the Moody's Rating or the S & P Rating, as the case may be, shall be deemed to be "Not Rated." Each change in the Pricing Grid shall be effective commencing on the next Business Day following the earlier to occur of (i) Administrative Agent's receipt of notice from Borrower, as required in SECTION 8.1, of a change in the Moody's Rating or the S & P Rating, and (ii) Administrative Agent's actual knowledge of a change in the Moody's Rating or the S & P Rating.

         The Funded Debt/Adjusted EBITDA Ratio shall be calculated quarterly on a consolidated basis for the Companies on the last day of each March, June, September, and December, commencing June 30, 2000, based upon the most recently furnished Financials under SECTION 8.1 and any related Compliance Certificate, and shall apply only after the delivery of such Financials, until so recalculated. Each change in the Applicable Margin shall be effective commencing on the next Business Day following Borrower's delivery to Administrative Agent of any such Financials and any related Compliance Certificate. If Borrower fails to furnish to Administrative Agent any such Financials and any related Compliance Certificate when required to pursuant to SECTION 8.1, then the highest rates with respect to the applicable ratings shall apply until Borrower furnishes the required Financials and any related Compliance Certificate to Administrative Agent and shall apply from and as of each date of calculation until the following date of calculation.

         ASSIGNEE is defined in SECTION 14.10(C).

         ASSIGNMENT is defined in SECTION 14.10(C).

         ATM means any automated teller machine which Borrower (a) operates for its own account or (b) owns, either directly or beneficially.




                                                                CREDIT AGREEMENT
                                        3

         ATM CREDIT AGREEMENT means that certain letter agreement dated as of December 15, 1995 (as amended), executed between Borrower and Bank One, Texas, N.A.

         ATM FACILITY means the $11,000,000 credit facility extended to Borrower by Bank One, Texas, N.A. under the terms of the ATM Credit Agreement.

         BASE RATE means, for any day, the greater of either (a) the annual interest rate most recently announced by Wells Fargo Bank, National Association at its principal office in San Francisco, California, as its prime rate, with the understanding that such prime rate is one of its base rates and serves as the basis upon which effective rates of interest are calculated for those loans making reference to the prime rate, and is evidenced by the recording of such prime rate after its announcement in such internal publication or publications as Wells Fargo Bank, National Association may designate, automatically fluctuating upward and downward without special notice to Borrower or any other Person, or (b) the sum of the Federal-Funds Rate plus 0.5%.

         BASE-RATE BORROWING means a Borrowing bearing interest at the Base
Rate.

         BORROWER is defined in the preamble to this agreement.

         BORROWING means any amount disbursed (a) under the Loan Documents by one or more Lenders to or on behalf of Borrower under the Loan Documents, including any Swing-Line Borrowing, either as an original disbursement of funds, a renewal, extension, or continuation of an amount outstanding, or a payment under an LC; or (b) by any Lender in accordance with, and to satisfy the obligations of any Obligor under any Loan Document.

         BORROWING DATE means the date on which funds are requested by Borrower in a Borrowing Request.

         BORROWING REQUEST means a request, subject to SECTION 2.2(A), substantially in the form of EXHIBIT C-1.

         BUSINESS DAY means (a) for purposes of any LIBOR Borrowing, a day when commercial banks are open for international business in London, England, and (b) for all other purposes, any day other than Saturday, Sunday, and any other day that commercial banks are authorized by Law to be closed in Texas.

         CAPITAL EXPENDITURES means expenditures for the acquisition, construction, improvement or replacement of land, buildings, equipment or other fixed or capital assets or leaseholds (including, without limitation, investments in customer's securities or purchases of software or other customer assets under outsourcing contracts entered into after the Closing Date and payments under Capital Leases, but excluding expenditures properly chargeable to repairs or maintenance).

         CAPITAL LEASE means any capital lease or sublease that is required by GAAP to be capitalized on a balance sheet.

         CERCLA means the Comprehensive Environmental Response, Compensation and Liability Act of 1980, 42 U.S.C. Sections 9601 et seq.




                                                                CREDIT AGREEMENT

         CLOSING DATE means the date upon which this agreement has been executed by Borrower and the Credit Parties and all conditions precedent specified in
SECTION 6 have been satisfied or waived.

         CO-AGENT means The Bank of Tokyo-Mitsubishi, Ltd.

         CODE means the Internal Revenue Code of 1986, as amended.

         CO-LEAD ARRANGING AGENTS means, collectively, Wells Fargo Bank Texas, National Association and Bank One, N.A.

         COMMITMENT means, at any time and for any Lender, the product of (a) that Lender's Commitment Percentage multiplied by (b) the Total Commitment then in effect, which Commitment is subject to reduction and cancellation as provided in SECTION 2.6.

         COMMITMENT PERCENTAGE means, for any Lender, the percentage stated beside that Lender's name on the most-recently amended SCHEDULE 1.

         COMMITMENT USAGE means, at any time, the sum of (a) the Principal Debt (which includes, without limitation, that Principal Debt under the Swing-Line Subfacility) plus (b) the LC Exposure.

         COMPANIES means, at any time, Borrower and each of its Subsidiaries.

         COMPLIANCE CERTIFICATE means a certificate substantially in the form of EXHIBIT C-4 as signed by a Responsible Officer.

         CONSTITUENT DOCUMENTS means, with respect to any Person, its articles or certificate of incorporation, bylaws, partnership agreements, organizational documents, limited liability company agreements, trust agreement, or such other document as may govern such Person's formation, organization, and management.

         CONVERSION NOTICE means a request, subject to SECTION 3.10, substantially in the form of EXHIBIT C-2.

         CREDIT PARTIES means Agents and Lenders.

         CURRENT DATE means any date within thirty (30) days prior to the Closing Date.

         CURRENT FINANCIALS, unless otherwise specified: means either (a) the Companies' consolidated Financials for the fiscal year ended June 30, 1999, or
(b) at any time after annual Financials are first delivered under SECTION 8.1, the Companies' annual Financials then most recently delivered to the Credit Parties under SECTION 8.1(A), together with the Companies' quarterly Financials then most recently delivered to Lenders under SECTION 8.1(b).

         CURRENT MATURITIES OF LONG-TERM DEBT means, as of any date, the aggregate amount of all regularly scheduled principal payments and capitalized lease payments on all long-term Debt of the Companies that are due and payable within 12 months of such date excluding the Revolving Facility.




                                                                CREDIT AGREEMENT

         DEBT means - of any Person, at any time, and without duplication - all obligations, contingent or otherwise, which in accordance with GAAP should be classified upon such Person's balance sheet as liabilities, but in any event including the sum of the following: (a) all obligations for borrowed money; (b) all obligations evidenced by bonds, debentures, notes, or similar instruments;
(c) all obligations to pay the deferred purchase price of property or services except trade accounts payable arising in the ordinary course of business; (d) all direct or contingent obligations in respect of letters of credit; (e) liabilities secured (or for which the holder of the Debt has an existing Right, contingent or otherwise to be so secured) by any Lien existing on property owned or acquired by that Person; (f) lease obligations that have been (or under GAAP should be) capitalized for financial reporting purposes; plus (g) all guaranties, endorsements, and other contingent obligations for Debt of others.

         DEBTOR LAWS means the Bankruptcy Code of the United States of America and all other applicable liquidation, conservatorship, bankruptcy, moratorium, rearrangement, receivership, insolvency, reorganization, suspension of payments, or similar Laws affecting creditors' Rights.

         DEFAULT is defined in SECTION 11.

         DEFAULT RATE means, for any day, an annual interest rate equal from day to day to the lesser of either (a) the then-existing Base Rate plus 3% or (b) the Maximum Rate.

         DISTRIBUTION means, with respect to any shares of any Stock issued by a Person (a) the retirement, redemption, purchase, or other acquisition for value of those securities, (b) the declaration or payment of any dividend on or with respect to those securities, (c) any loan or advance by that Person to, or other investment by that Person in, the holder of any of those securities, and (d) any other payment by that Person with respect to those securities.

         DOCUMENTATION AGENT means SunTrust Bank.

         DOMESTIC SUBSIDIARY means, at any time, any Subsidiary organized under the Laws of - or domiciled within - the United States of America or one of its states.

         EBITDA means - for any period, on a consolidated basis, and without duplication - the sum of (a) the amount of Operating Income from Continuing Operations ("OPERATING INCOME") (calculated in the same manner as such line item in Borrower's income statement contained in Borrower's 1999 Annual Report for the fiscal year ended June 30, 1999) for the period (whether positive or negative), plus (b) depreciation, amortization, interest and tax expense (based on Borrower's income) deducted in calculating the amount of such Operating Income, plus (c) any extraordinary losses included within Operating Income, subject to the prior review and approval for such inclusion by Administrative Agent, minus (d) any extraordinary gains included within Operating Income, minus
(e) EBITDA (as defined in (a) through (d) above) of Non-Guaranteeing Subsidiaries which have been the subject of a Permitted IPO.

         EMPLOYEE PLAN means any employee-pension-benefit plan (a) covered by Title IV of ERISA and established or maintained by Borrower or any ERISA Affiliate (other than a Multiemployer Plan) and (b) established or maintained by Borrower or any ERISA Affiliate, or to which Borrower or any ERISA Affiliate contributes, under the Laws of any foreign country.

         ENVIRONMENTAL INVESTIGATION means any environmental site assessment, investigation, audit, compliance audit, or compliance review conducted at any time or from time to time - whether at the



                                                                CREDIT AGREEMENT
request of Administrative Agent or any Lender, upon the order or request of any Tribunal, or at the voluntary instigation of any Company - concerning any Real Property or the business operations or activities of any Company, including, without limitation (a) air, soil, groundwater, or surface-water sampling and monitoring, and (b) preparation and implementation of any closure or remedial plans.

         ENVIRONMENTAL LAW means any applicable Law that relates to protection of the environment or to the regulation of any Hazardous Substances, including, without limitation, CERCLA, the Hazardous Materials Transportation Act (49 U.S.C. Section 1801 et seq.), the Resource Conservation and Recovery Act (42 U.S.C. Section 6901 et seq.), the Clean Water Act (33 U.S.C. Section 1251 et seq.), the Clean Air Act (42 U.S.C. Section 7401 et seq.), the Toxic Substances Control Act (15 U.S.C. Section 2601 et seq.), the Federal Insecticide, Fungicide, and Rodenticide Act (7 U.S.C. Section 136 et seq.), the Emergency Planning and Community Right- to-Know Act (42 U.S.C. Section 11001 et seq.), the Safe Drinking Water Act (42 U.S.C. Section 201 and Section 300 et seq.), the Rivers and Harbors Act (33 U.S.C. Section 401 et seq.), the Oil Pollution Act (33 U.S.C. Section 2701 et seq.), analogous state and local Laws, and any analogous future enacted or adopted Law.

         ENVIRONMENTAL LIABILITY means any liability, loss, fine, penalty, charge, lien, damage, cost, or expense of any kind to the extent that it results
(a) from the violation of any Environmental Law, (b) from the Release or threatened Release of any Hazardous Substance, or (c) from actual or threatened damages to natural resources.

         ENVIRONMENTAL PERMIT means any permit, or license, from any Person defined in CLAUSE (A) of the definition of Tribunal that is required under any Environmental Law for the lawful conduct of any business, process, or other activity.

         ERISA means the Employee Retirement Income Security Act of 1974, as amended, and rules and regulations promulgated thereunder.

         ERISA AFFILIATE means any Person that, for purposes of Title IV of ERISA, is a member of Borrower's controlled group or is under common control with Borrower within the meaning of Section 414 of the Code (which provisions are deemed by this agreement to apply to Foreign Persons).

         FEDERAL-FUNDS RATE means, for any day, the annual rate (rounded upwards, if necessary, to the nearest 0.01%) determined (which determination is conclusive and binding, absent manifest error) by Administrative Agent to be equal to (a) the weighted average of the rates on overnight federal-funds transactions with member banks of the Federal Reserve System arranged by federal-funds brokers on that day, as published by the Federal Reserve Bank of New York on the next Business Day, or (b) if those rates are not published for any day, the average of the quotations at approximately 10:00 a.m. received by Administrative Agent from three federal-funds brokers of recognized standing selected by Administrative Agent in its sole discretion.

         FINANCIALS of a Person means balance sheets, profit and loss statements, reconciliations of capital and surplus, and statements of cash flow prepared (a) according to GAAP (subject to year end audit adjustments with respect to interim Financials) and (b) except as stated in SECTION 1.4, in comparative form to prior year-end figures or corresponding periods of the preceding fiscal year or other relevant period, as applicable.

         FIXED-CHARGE COVERAGE RATIO means - for any period, on a consolidated basis, and without duplication - the ratio of (a) the sum of (i) EBITDA, minus
(ii) Capital Expenditures (excluding payments





                                                                CREDIT AGREEMENT
under Capital Leases) minus (iii) Taxes actually paid in cash (each of the foregoing items (i), (ii) and (iii) calculated for the twelve month period then ending) to (b) the sum of (i) Interest Expense plus (ii) payments under Capital Leases, plus (iii) cash dividends paid (each of the foregoing items (i), (ii) and (iii) calculated for the twelve month period then ending) plus (iv) Current Maturities of Long-Term Debt.

         FOREIGN means, in respect of any Person, organized under the Laws of a jurisdiction other than - or domiciled outside of - the United States of America or one of its states.

         FOREIGN STOCK PLEDGE means a Lender Lien in 66 2/3rds of the Voting Stock of a Foreign Subsidiary.

         FOREIGN SUBSIDIARY means any Subsidiary that is both Foreign and not a Domestic Subsidiary.

         FUNDED DEBT means - at any time, on a consolidated basis, and without duplication - the sum of: (a) all obligations for borrowed money (whether as a direct obligor on a promissory note, bond, debenture or other similar instrument, as a contingent obligation for undrawn and uncancelled letters of credit or similar instruments, as a reimbursement obligor for a drawing under a letter of credit or similar instrument, or as any other type of obligor), plus
(b) all Capital Lease obligations (other than the interest component of such obligations) of any Company plus (c) any Accounts Receivable Financing Amount, minus (d) the total-principal amount outstanding under the ATM Facility.

         FUNDED DEBT/ADJUSTED EBITDA RATIO means - for any date of determination
- the ratio of Funded Debt at the end of the most recently completed fiscal quarter to Adjusted EBITDA for the most recently completed four fiscal quarters.

         FUNDING LOSS means any loss, expense, or reduction in yield (but not any Applicable Margin) that any Lender reasonably incurs because (a) Borrower fails or refuses (for any reason whatsoever other than a default by Administrative Agent or that Lender claiming that loss, expense, or reduction in yield) to take any Borrowing that it has requested under this agreement, or (b) Borrower prepays or pays any Borrowing or converts any Borrowing to a Borrowing of another Type, in each case, other than on the last day of the applicable Interest Period.

         GAAP means generally accepted accounting principles of the Accounting Principles Board of the American Institute of Certified Public Accountants and the Financial Accounting Standards Board that are applicable from time to time.

         HAZARDOUS SUBSTANCE means any substance that is designated, defined, classified, or regulated as a hazardous waste, hazardous material, pollutant, contaminant, explosive, corrosive, flammable, infectious, carcinogenic, mutagenic, radioactive, or toxic or hazardous substance under any Environmental Law, including, without limitation, any hazardous substance within the meaning of Section 101(14) of CERCLA.

         INTEREST EXPENSE means, for any period, the aggregate total interest expense of the Companies paid on a consolidated basis for such period, including, without limitation, to the extent included in interest expense, the interest component of capital leases, all commissions, discounts and other fees and charges owed with respect to letters of credit, commitment fees and net costs under interest rate protection agreements, all as determined in conformity with GAAP. Solely for purposes of SECTION 10, Interest Expense shall not include any non-cash interest expense.




                                                                CREDIT AGREEMENT

         INTEREST PERIOD is determined under SECTION 3.9.

         ISSUING LENDER means any Agent or any of their respective Affiliates, that issues an LC under this agreement.

         LAWS means all applicable statutes, laws, treaties, ordinances, rules, regulations, orders, writs, injunctions, decrees, judgments, opinions, and interpretations of any Tribunal.

         LC means the letter(s) of credit issued hereunder in the form agreed upon among Borrower, Issuing Lender, and the beneficiary thereof at the time of issuance thereof and participated in by Lenders pursuant to the terms and conditions of SECTION 2.3.

         LC AGREEMENT means a letter of credit application and agreement (in form and substance satisfactory to Issuing Lender) submitted by Borrower to Issuing Lender for an LC for Borrower's own account (or on behalf of any other Company).

         LC EXPOSURE means, at any time and without duplication, the sum of (a) the aggregate undrawn portion of all uncancelled and unexpired LCs, plus (b) the aggregate unpaid reimbursement obligations of Borrower in respect of drawings of drafts under any LC.

         LC REQUEST means a request substantially in the form of EXHIBIT C-3.

         LC SUBFACILITY means a subfacility of the Revolving Facility for the issuance of LCs, as described in SECTION 2.3, under which the LC Exposure may never (a) collectively exceed $50,000,000 and (b) together with Principal Debt may never exceed the Total Commitment.

         LENDER LIEN means any present or future Lien (subject only to any applicable Permitted Lien) securing the Obligation and assigned, conveyed, or granted to or created in favor of Administrative Agent for the benefit of Lenders.

         LENDERS means the financial institutions - including, without limitation, Administrative Agent (possibly acting through one or more of its Affiliates for LCs) in respect of their respective shares of Borrowings (including Swing-Line Borrowings) and LCs - named on SCHEDULE 1 or on the most-recently- amended SCHEDULE 1, if any, delivered by Administrative Agent under this agreement, and, subject to this agreement, their respective successors and permitted assigns (but not any Participant who is not otherwise a party to this agreement).

         LIBOR means, for a LIBOR Borrowing and for the relevant Interest Period, the annual interest rate (rounded upward, if necessary, to the nearest 0.01%) equal to the quotient obtained by dividing (a) the rate that deposits in United States dollars are offered to Administrative Agent in the London interbank market at approximately 11:00 a.m. London time two (2) Business Days before the first day of that Interest Period in an amount comparable to that LIBOR Borrowing and having a maturity approximately equal to that Interest Period, by (b) one minus the Reserve Requirement (expressed as a decimal) applicable to the relevant Interest Period.

         LIBOR BORROWING means a Borrowing bearing interest at the sum of LIBOR plus the Applicable Margin.




                                                                CREDIT AGREEMENT

         LIEN means any lien, mortgage, security interest, pledge, assignment, charge, title retention agreement, or encumbrance of any kind and any other arrangement for a creditor's claim to be satisfied from assets or proceeds prior to the claims of other creditors or the owners (other than title of the lessor under an operating lease).

         LITIGATION means any action by or before any Tribunal.

         LOAN DOCUMENTS means (a) this agreement, certificates and reports delivered under this agreement, and exhibits and schedules to this agreement,
(b) all agreements, documents, and instruments in favor of any Credit Party ever delivered under this agreement or otherwise delivered in connection with all or any part of the Obligation (other than Assignments), (c) all LCs and LC Agreements, (d) the letter agreement described in SECTION 4.2, and (e) all renewals, extensions, and restatements of, and amendments and supplements to, any of the foregoing.

         MATERIAL ADVERSE EVENT means any circumstance or event that, individually or collectively, is reasonably expected to result (at any time before the Commitments are fully canceled or terminated and the Obligation is fully paid and performed) in any (a) material impairment of (i) the ability of any Obligor to perform any of its payment or other material obligations under any Loan Document, (ii) the validity or enforceability of any of the Loan Documents or the ability of any Credit Party to enforce any of those obligations or any of their respective Rights under the Loan Documents, or (b) material and adverse effect on the financial condition of the Borrower individually, or the Companies as a whole, as represented to Lenders in the Current Financials most recently delivered before the date of this agreement.

         MATERIAL AGREEMENT means any written or oral agreement, contract, commitment or understanding under which any Company is obligated to make payments in excess of $40,000,000 in any fiscal year or is entitled to receive revenues in any fiscal year in excess of 5% of Borrower's consolidated annual revenues for such year.

         MATURITY DATE means December 31, 2004.

         MAXIMUM AMOUNT and MAXIMUM RATE respectively mean, for a Lender, the maximum non- usurious amount and the maximum non-usurious rate of interest that, under applicable Law, that Lender is permitted to contract for, charge, take, reserve, or receive on the Obligation.

         MOODY'S means Moody's Investors Service, Inc., or, if Moody's no longer publishes ratings, another nationally recognized ratings agency acceptable to Administrative Agent.

         MOODY'S RATING means the most recently-announced rating from time to time of Moody's assigned to any class of long-term senior, unsecured debt securities issued by Borrower, as to which no letter of credit, guaranty (excluding guaranties of Subsidiaries), or third-party credit support is in place, regardless of whether all or any part of such Debt has been issued at the time such rating was issued.

         MULTIEMPLOYER PLAN means a multiemployer plan as defined in Sections 3(37) or 4001(a)(3) of ERISA or Section 414(f) of the Code (or any similar type of plan established or regulated under the Laws of any foreign country) to which Borrower or any ERISA Affiliate is making, or has made, or is accruing, or has accrued, an obligation to make contributions.

         NET INCOME of any Person means that Person's profit or loss after deducting its Tax expense.


                                                                CREDIT AGREEMENT

         NET WORTH means - at any time and for any Person - its stockholders' equity (less the par value of any treasury stock) under GAAP.

         1933 ACT means the Securities Act of 1933, as amended.

         1934 ACT means the Securities and Exchange Act of 1934, as amended.

         NON-GUARANTEEING SUBSIDIARY is defined in SECTION 5.1(b).

         NOTES means all of the Revolving Notes and the Swing-Line Note.

         OBLIGATION means all present and future (a) Debts, liabilities, and obligations of any Obligor to any Credit Party or any Affiliate of any Credit Party, Lender, Issuing Lender and related to any Loan Document, whether principal, interest, fees, costs, attorneys' fees, or otherwise, and (b) renewals, extensions, and modifications of any of the foregoing.

         OBLIGORS means Borrower, Subsidiary Guarantors, and each other Person obligated to pay any of the Obligation or on any of whose assets any Credit Party has a Lien to secure the Obligation.

         OSHA means the Occupational Safety and Health Act of 1970, 29 U.S.C.
Section 651 et seq.

         OTHER DEBT BASKET is an amount equal to the product of (i) Adjusted EBITDA calculated for each Rolling Period; multiplied by (ii) 1.25.

         PARTICIPANT is defined in SECTION 14.10(b).

         PBGC means the Pension Benefit Guaranty Corporation.

         PERMITTED ACQUISITION means:

         (a) Acquisitions by any Company of a Person, or businesses of Persons, which are engaged in the same or substantially similar business with respect to which each of the following requirements shall have been satisfied:

                  (i) as of the closing of any Acquisition, the Acquisition has been approved and recommended by the board of directors of the Person to be acquired or from which such business is to be acquired, if the Acquisition is material to such Person;

                  (ii) if the consideration for the Acquisition is greater than $100,000,000, the Person acquired or from which such business was acquired shall have completed (prior to such Acquisition) audited Financials covering periods within 15 months prior to the closing of such Acquisition, accompanied by an opinion of an independent certified public accountant, provided, however, that if such opinion is qualified for any reason, this requirement shall not be satisfied until Administrative Agent has reviewed and approved (in its discretion) a written explanation for such qualification provided by Borrower;

                  (iii) as of the closing of any Acquisition, after giving effect to such Acquisition, the Companies, on a consolidated basis, must be Solvent;



                                                               CREDIT AGREEMENT

                  (iv) as of the closing of any Acquisition, (A) no event has occurred or circumstance exists which would, upon the lapse of any grace or cure period in SECTION 11.2, result in a Default, or (B) no Default shall exist or occur as a result of, and after giving effect to, such Acquisition;

                  (v) the making and performance of the related acquisition agreements with respect to such Acquisition, and all other agreements, documents, and actions required thereunder, will not violate any provision of any Laws, except where such violation could not be a Material Adverse Event, and will not violate any provisions of the Constituent Documents of any Company, or constitute a default under any agreement by which any Company or its respective property may be bound, except where such default could not be a Material Adverse Event;

                  (vi) as of the closing of any Acquisition, (A) if such Acquisition is structured as a merger with Borrower, then Borrower must be the surviving entity after giving effect to such merger; and (B) if such Acquisition is structured as a stock/equity acquisition, then the acquiring Company shall own not less than a fifty-one percent (51%) interest in the entity being acquired;

                  (vii) within thirty (30) days following the date of such Acquisition, Administrative Agent shall have received, in form and substance satisfactory to Administrative Agent, such documents and instruments as it shall require to evidence the joinder of any new Subsidiary to the Subsidiary Guaranty; and

                  (viii) if Borrower receives a Moody's Rating or S&P Rating less than Baa3 or BBB-, respectively, Borrower must obtain the prior written consent of Required Lenders if the cash consideration of any Acquisition exceeds twenty percent (20%) of Borrower's Net Worth calculated based on Borrower's then most recent quarterly Financials.

         (b) any other Acquisition for which the prior written consent of Required Lenders has been obtained.

         PERMITTED DEBT means:

         (a)      The Obligations;

         (b)      Existing Debt of the Companies set forth in SCHEDULE 9.2;

         (c) Trade payables, accrued taxes, and other liabilities that do not constitute Funded Debt;

         (d) Endorsements of negotiable instruments in the ordinary course of business;

         (e)      Capital Leases;

         (f) Debt owed to, and contingent liabilities with respect to obligations of, any Company;

         (g) Guarantees of obligations of Companies under equipment leasing agreements entered into in the ordinary course of business;


                                                                CREDIT AGREEMENT

         (h) The sum of (i), (ii), and (iii) below (without duplication), the total-principal amount of which may never exceed the Other Debt Basket as measured on the date upon which such Debt is originally issued:

             (i) Debt arising under or in connection with any Accounts Receivable Financing to the extent such Accounts Receivable Financing and the related Accounts Receivable Financing Amount is permitted by SECTION 9.10(c); plus

             (ii) The aggregate of all Debt of the Companies owed to any other Person which complies with SECTION 7.22; plus

             (iii) Any other Debt; and

         (i) The Subordinated Notes and any other subordinated Debt to the extent the Rights with respect to such Debt rank at all times subordinate and inferior to the Rights of the Credit Parties under the Loan Documents.

         PERMITTED IPO means initial public offerings in accordance with the 1933 Act by any Company of Stock of their Subsidiaries for which the following requirements are satisfied:

         (a) More than 50% of the Voting Stock of the Subsidiary which is the subject of such offering is retained by Borrower;

         (b) The Stock offering listing is made on the New York, American, NASDAQ or over-the- counter, domestic stock exchanges;

         (c) The Net Worth of Subsidiaries subject to such offerings never exceeds twenty percent (20%) of Total Net Worth, individually or in the aggregate - as determined based on the then most recent quarterly Financials;

         (d) the Adjusted EBITDA of Subsidiaries subject to such offerings never exceeds twenty percent (20%) of Adjusted EBITDA of the Companies on a consolidated basis, individually or in the aggregate - as determined based on the then most recent quarterly Financials;

         (e) Before the effective date of such offering, Borrower has delivered a Compliance Certificate demonstrating compliance with the Loan Documents (including the financial covenants of SECTION 10) after giving effect to the offering, provided that the Funded Debt/Adjusted EBITDA Ratio reflected in such Compliance Certificate shall not be greater than 2.50 to 1.00 (excluding the EBITDA of the Subsidiaries subject to such offering); and

         (f) As of the effective date of such offering, no Default or Potential Default shall exist or occur as a result of, and after giving effect to, such offering.

         PERMITTED LIENS means:

         (a) Liens that secure Permitted Debt, and cover the assets, described in ITEM 1 of SCHEDULE 9.2 and ITEM (e) in the definition of Permitted Debt (together with any renewal, extension, amendment, or modification of any such Lien) so long as (i) in the case of existing Liens securing Debt described in

                                                                CREDIT AGREEMENT

ITEM 1 of SCHEDULE 9.2, the total-principal amount secured by those Liens never exceeds the greater of either the total-principal amount secured as of March 31, 2000 or the total-maximum-principal amount that may be borrowed and secured as reflected on such schedule, and (ii) in the case of Liens securing Debt described in ITEM (e) in the definition of Permitted Debt, those Liens never cover any assets except the assets leased with that Permitted Debt;

         (b) Lender Liens;

         (c) Any interest or title of a lessor in assets being leased under an operating lease that does not constitute Debt;

         (d) Banker's Liens and Rights of set off or recoupment;

         (e) Pledges or deposits - that may not cover any other assets except cash proceeds of such pledges or deposits arising in the ordinary course of business - made to secure payment of workers' compensation, unemployment insurance, or other forms of governmental insurance or benefits or to participate in any fund in connection with workers' compensation, unemployment insurance, pensions, or other social security programs;

         (f) Good-faith pledges or deposits - that may not cover any other assets except cash proceeds of such pledges or deposits arising in the ordinary course of business - (a) for 10% or less (or more if for the purchase of equipment) of the amounts due under - and made to secure - any Company's performance of bids, tenders, contracts (except for the repayment of borrowed money), or leases, or (b) made to secure statutory obligations, surety or appeal bonds, or indemnity, performance, or other similar bonds benefitting any Company in the ordinary course of its business;

         (g) Zoning and similar restrictions on the use of - and easements, restrictions, covenants, title defects, and similar encumbrances on - real property that do not materially impair the use of the real property and that are not violated by existing or proposed structures or land use;

         (h) If no Lien has been filed in any jurisdiction or agreed to (a) claims and Liens for Taxes not yet due and payable, (b) mechanic's Liens and materialman's Liens for services or materials and similar Liens incident to construction and maintenance of real property, in each case for which payment is not yet due and payable, (c) landlord's Liens for rental not yet due and payable, and (d) Liens of warehousemen and carriers and similar Liens securing obligations that are not yet due and payable;

         (i) The following - if the validity or amount is being contested in good faith and by appropriate and lawful proceedings diligently conducted, reserve or other appropriate provision (if any) required by GAAP has been made, levy and execution has not issued or continues to be stayed, they do not individually or collectively detract materially from the value of the property of the Person in question or materially impair the use of that property in the operation of its business, and (other than ad valorem Tax Liens given statutory priority) they are subordinate to the Lender Liens: (a) claims and Liens for Taxes; (b) claims and Liens upon, and defects of title to, real or personal property, including any attachment of personal or real property or other legal process before adjudication of a dispute on the merits; (c) claims and Liens of mechanics, materialmen, warehousemen, carriers, landlords, or other like Liens;
(d) Liens incident to construction and maintenance of real property; and (e) adverse judgments, attachments, or orders on appeal for the payment of money;


                                                                CREDIT AGREEMENT

         (j) Liens on the Receivables Program Assets created pursuant to any Receivables Documents evidencing Accounts Receivables Financings permitted by
SECTION 9.10(c); and

         (k) Liens to secure purchase money Debt in specified equipment constituting Permitted Debt.

         PERSON means any individual, entity, or Tribunal.

         POTENTIAL DEFAULT means any event's occurrence or any circumstance's existence that would - upon any required notice, time lapse, or both - become a Default.

         PRICING GRID is defined in the definition of Applicable Margin.

         PRINCIPAL DEBT means, at any time, the unpaid principal balance of all Borrowings.

         PRO RATA and PRO RATA PART mean, at any time when determined for any Lender, (a) if there is no Commitment Usage, the proportion (stated as a percentage) that its Commitment bears to the Total Commitment, or (b) if there is any Commitment Usage, the proportion that the total Commitment Usage owed to that Lender bears to the total Commitment Usage owed to all Lenders.

         REAL PROPERTY means any land, buildings, fixtures, and other improvements to land now or in the future directly or indirectly owned by any Company, leased to or otherwise operated by any Company, or subleased by any Company to any other Person.

         RECEIVABLES means all Rights of Borrower or any Subsidiary (as the "SELLER" under Receivables Documents) to payments (whether constituting accounts, chattel paper, instruments, general intangibles, or otherwise, including the Right to payment of any interest or finance charges).

         RECEIVABLES DOCUMENTS means one or more receivables purchase agreements entered into by one or more Subsidiaries, and each other instrument, agreement, and document entered into by such Subsidiary evidencing Accounts Receivable Financing.

         RECEIVABLES PROGRAM ASSETS means (a) all Receivables in which undivided percentage interests are transferred by any Company pursuant to Receivables Documents, (b) all Receivables Related Assets with respect to the Receivables described in CLAUSE (a) of this definition, and (c) all collections (including recoveries) and other proceeds of the assets described in the foregoing clauses.

         RECEIVABLES RELATED ASSETS means (i) any Rights arising under the documentation governing or relating to Receivables (including Rights and respective Liens securing such Receivables and other credit support in respect of such Receivables), and (ii) any proceeds of such Receivables in any lock boxes or accounts in which such proceeds are deposited.

         RELEASE means any "release" as defined under any Environmental Law.

         REPRESENTATIVES means representatives, officers, directors, employees, accountants, attorneys, and agents.

         REQUIRED LENDERS means, at any time, any combination of Lenders holding (directly or indirectly) at least either (a) prior to the Termination Date, 51% of the Total Commitment, or (b) at any time after

                                                                CREDIT AGREEMENT
the Termination Date, the Lenders with amounts advanced equal to or greater than the sum of 51% of (i) the Principal Debt (excluding Principal Debt under the Swing-Line Subfacility) plus (ii) the LC Exposure; provided, however, that for purposes of this definition of REQUIRED LENDERS, any Lender that fails to fund its Commitment Percentage of any requested Borrowing to Administrative Agent without providing notice to the Administrative Agent that in its determination one or more of the conditions precedent to such funding has not been met, shall be deemed to have no Commitment and no amounts advanced of the Principal Debt until the earlier to occur of (x) full payment and performance of all other Obligations, (y) cure by such Lender of its failure to fund its Commitment Percentage of requested Borrowings, and (z) the Obligations being declared, or at any time become, due and payable and all Lenders' Commitments have been cancelled or terminated.

         RESERVE REQUIREMENT means, for any LIBOR Borrowing and for the relevant Interest Period, the total reserve requirements (including all basic, supplemental, emergency, special, marginal, and other reserves required by applicable Law) actually applicable to Administrative Agent's eurocurrency fundings or liabilities as of the first day of that Interest Period.

         RESPONSIBLE OFFICER means Borrower's chairman, president, chief executive officer, chief financial officer, general counsel, or treasurer.

         REVOLVING FACILITY is defined in the recitals to this agreement and includes the LC Subfacility and the Swing-Line Subfacility.

         REVOLVING NOTE means a promissory note substantially in the form of the attached EXHIBIT A-1, as renewed, extended, amended, and restated.

         RIGHTS means rights, remedies, powers, privileges, and benefits.

         ROLLING PERIOD means, on any date of determination, the most recent four fiscal quarters ended on March 31, June 30, September 30, or December 31 (as the case may be).

         S & P means Standard & Poor's Ratings Group, a division of McGraw Hill, Inc., a New York corporation, or if S & P no longer publishes ratings, then another nationally recognized ratings agency acceptable to Administrative Agent.

         S & P RATING means the most recently-announced rating from time to time of S & P assigned to any class of long-term senior, unsecured debt securities issued by Borrower, as to which no letter of credit, guaranty (excluding guaranties of Subsidiaries), or third-party credit support is in place, regardless of whether all or any part of such Debt has been issued at the time such rating was issued.

         SEC means the Securities and Exchange Commission.

         SECURITY DOCUMENTS means, collectively, any security agreement, pledge agreement, mortgage, deed of trust or other agreement or document, together with all related financing statements and stock powers, in form and substance satisfactory to Documentation Agent and its legal counsel, executed and delivered by any Person in connection with this agreement to create a Lender Lien on any of its real or personal property, as amended, supplemented or restated.


                                                                CREDIT AGREEMENT

         SETTLEMENT AGGREGATION ACCOUNTS means any automated teller machine network ("ATM NETWORK") transaction settlement deposit accounts maintained by Borrower for the sole purpose of aggregating settlement transactions received from ATM Networks, including without limitation the ATM Network transaction settlement deposit accounts described on SCHEDULE 12.1(c).

         SOLVENT means, as to any Person, that (a) the aggregate fair market value of its assets exceeds its liabilities, (b) it has sufficient cash flow to enable it to pay its Debts as they mature, and (c) it does not have unreasonably small capital to conduct its businesses, but for purposes of determining whether a Company is Solvent, any net intercompany payables owed by one Company to another shall be considered as equity.

         STOCK means all shares, general or limited partnership interests, membership interests, or other ownership interests (regardless of how designated) of or in a corporation, partnership, limited liability company, trust, or other entity, whether voting or non-voting, including common stock, preferred stock, or any other "equity security" (as such term is defined in Rule 3a11-1 of the General Rules and Regulations promulgated by the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended).

         SUBORDINATED NOTES means Borrower's 4% Convertible Subordinated Notes Due March 15, 2005, in the principal amount of $230,000,000, and any notes given by Borrower in exchange for those notes if the notes so given are subject to the same terms as the original Subordinated Notes.

         SUBSIDIARY of any Person means any entity of which more than 50% of the Voting Stock is owned of record or beneficially, directly or indirectly, by that Person. Unless otherwise specified or the context otherwise requires, "Subsidiary" refers to a Subsidiary of Borrower and a Subsidiary of any other Company.

         SUBSIDIARY GUARANTORS means each Subsidiary of Borrower that is a signatory hereto or that becomes a signatory hereto pursuant to SECTION 15.10, and SUBSIDIARY GUARANTOR means any one of the Subsidiary Guarantors.

         SUBSIDIARY GUARANTY means (a) the guaranty provided by Subsidiary Guarantors pursuant to SECTION 15 of this Agreement, and (b) any amendments, modifications, supplements, restatements, ratifications, or reaffirmations thereof made in accordance with the Loan Documents.

         SUBJECT SECURITIES ISSUANCE means any issuance by Borrower of its equity securities.

         SWING-LINE BORROWING means any Borrowing under the Swing-Line Subfacility.

         SWING-LINE NOTE means a promissory note substantially in the form of the attached EXHIBIT A-2, as renewed, extended, amended, and restated.

         SWING-LINE SUBFACILITY means the facility under the Revolving Facility described in SECTION 2.4.

         SYNDICATION AGENT means Bank One, N.A.

         TAXES means, for any Person, taxes, assessments, or other governmental charges or levies imposed upon it, its income, or any of its properties, franchises, or assets.

                                                                CREDIT AGREEMENT

         TERMINATION DATE means the earlier of either (a) the Maturity Date or
(b) the effective date that Lenders' Commitments are fully canceled or terminated.

         TOTAL COMMITMENT means, at any time, the maximum Commitment Usage allowed under the Revolving Facility, which amount shall initially be $450,000,000, as such amount may be reduced from time to time pursuant to
SECTION 2.6 or increased pursuant to SECTION 2.7.

         TOTAL NET WORTH means, on any date of computation, the consolidated Net Worth of the Companies.

         TRIBUNAL means any (a) local, state, territorial, federal, or foreign judicial, executive, regulatory, administrative, legislative, or governmental agency, board, bureau, commission, department, or other instrumentality, (b) private arbitration board or panel, or (c) central bank.

         TYPE means any type of Borrowing determined with respect to the applicable interest option.

         UCC means the Uniform Commercial Code in effect in any jurisdiction, the Law of which affects any collateral or any Lender Lien.

         UTILIZATION FEE is defined in SECTION 4.5.

         VOTING STOCK means Stock of any class or classes, the holders of which are ordinarily, in the absence of contingencies, entitled to elect a majority of the corporate directors (or Persons performing similar functions).

         WHOLLY-OWNED SUBSIDIARY means any Company, other than Borrower or any Company listed on SCHEDULE 7.7, with respect to which 100% of the issued and outstanding shares of Voting Stock (excluding shares of capital stock held under employee stock option plans) of such Company is owned by another Company.

         1.2 Time References. Unless otherwise specified, in the Loan Documents
(a) time references (e.g., 10:00 a.m.) are to time in Dallas, Texas, and (b) in calculating a period from one date to another, the word "from" means "from and including" and the word "to" or "until" means "to but excluding."

         1.3 Other References. Unless otherwise specified, in the Loan Documents
(a) where appropriate, the singular includes the plural and vice versa, and words of any gender include each other gender, (b) heading and caption references may not be construed in interpreting provisions, (c) monetary references are to currency of the United States of America, (d) section, paragraph, annex, schedule, exhibit, and similar references are to the particular Loan Document in which they are used, (e) references to "telecopy," "facsimile," "fax," or similar terms are to facsimile or telecopy transmissions,
(f) references to "including" mean including without limiting the generality of any description preceding that word, (g) the rule of construction that references to general items that follow references to specific items are limited to the same type or character of those specific items is not applicable in the Loan Documents, (h) references to any Person include that Person's heirs, personal representatives, successors, trustees, receivers, and permitted assigns, (i) references to any Law include every amendment or supplement to it, rule and regulation adopted under it, and successor or replacement for it, and
(j) references to any Loan Document or other document include every renewal and extension of it, amendment and supplement to it, and replacement or substitution for it.

                                                                CREDIT AGREEMENT

         1.4 Accounting Principles. Unless otherwise specified, in the Loan Documents (a) GAAP determines all accounting and financial terms and compliance with financial covenants, (b) GAAP in effect on the date of this agreement determines compliance with financial covenants, (c) otherwise, all accounting principles applied in a current period must be comparable in all material respects to those applied during the preceding comparable period, and (d) while Borrower has any consolidated Subsidiaries (i) all accounting and financial terms and compliance with reporting covenants must be on a consolidated basis, as applicable, and (ii) compliance with financial covenants must be on a consolidated basis. If Borrower or any Credit Party determines that a change in GAAP from that in effect on the date hereof has altered the treatment of certain financial data to its detriment under this Agreement, then such party may, by written notice to the others and Administrative Agent not later than ten (10) days after the effective date of such change in GAAP, request renegotiation of the financial covenants affected by such change. If Borrower and Required Lenders have not agreed on revised covenants within thirty (30) days after delivery of such notice, then, for purposes of this Agreement, GAAP will mean generally accepted accounting principles on the date just prior to the date on which the change that gave rise to the renegotiation occurred.

SECTION 2 COMMITMENT. Subject to the provisions in the Loan Documents, each Lender severally but not jointly agrees to extend credit to Borrower in accordance with the following provisions.

         2.1 Revolving Facility. Each Lender severally but not jointly agrees to lend to Borrower its Commitment Percentage of one or more Borrowings (other than Swing-Line Borrowings) under the Revolving Facility which Borrower may borrow, repay, and reborrow under this agreement subject to the following conditions:

                  (a) Each Borrowing may only be $500,000 or a greater integral multiple of $100,000 if a Base-Rate Borrowing or $5,000,000 or a greater integral multiple of $1,000,000 if a LIBOR Borrowing;

                  (b) Each Borrowing may only occur on a Business Day on or after the Closing Date and before the Termination Date;

                  (c) Borrower may advance all or part of the proceeds of any Borrowing or LC to: (i) only those Domestic Subsidiaries which have executed the Subsidiary Guaranty; (ii) only those Foreign Subsidiaries which are Subsidiary Guarantors or the applicable percentage of the Voting Stock of which is subject to a Foreign Stock Pledge, provided the amount of such advances to Foreign Subsidiaries does not at any time exceed (w) ten percent (10%) of the Total Commitment with respect to any individual Foreign Subsidiary, and (y) twenty-five percent (25%) of the Total Commitment with respect to all Foreign Subsidiaries; and
         (iii) any other Person provided that the aggregate amount of such advances to other Persons does not at any time exceed (y) five percent (5%) of the Total Commitment with respect to any individual of such Persons, and (z) ten percent (10%) of Total Commitment with respect to all such Persons; and

                  (d) The Commitment Usage (whether direct or participated) owed to any Lender may never exceed that Lender's Commitment.

         2.2 Borrowing Procedure. The following procedures apply to Borrowings other than Swing- Line Borrowings (see SECTION 2.4).


                                                                CREDIT AGREEMENT

                  (a) Borrowing Request. Borrower may request a Borrowing by making or delivering a Borrowing Request (that may be telephonic if confirmed in writing during the Business Day in which the Borrowing Request is made) to Administrative Agent, which is irrevocable and binding on Borrower. Each Borrowing Request shall state the Type, amount, and Interest Period for each Borrowing and which must be received by Administrative Agent no later than (i) (if applicable)12:00 p.m. noon on the third Business Day before the Borrowing Date for any LIBOR Borrowing, or (ii) 12:00 p.m. noon on the Business Day immediately preceding the Borrowing Date for any Base-Rate Borrowing.

                  (b) Funding. Each Lender shall remit its Commitment Percentage of each requested Borrowing to Administrative Agent's principal office in Dallas, Texas, in funds that are available for immediate use by Administrative Agent by 2:00 p.m. on the applicable Borrowing Date. Subject to receipt of those funds, Administrative Agent shall (unless to its actual knowledge any of the applicable conditions precedent have not been satisfied by Borrower or waived by the requisite Lenders under
         SECTION 14.8) make those funds available to Borrower by (at Borrower's option) (i) wiring the funds to or for the account of Borrower at the direction of Borrower or (ii) depositing the funds in Borrower's account (other than a Settlement Aggregation Account) with Administrative Agent.

                  (c) Funding Assumed. Absent contrary written notice from a Lender, Administrative Agent may assume that each Lender has made its Commitment Percentage of the requested Borrowing available to Administrative Agent on the applicable Borrowing Date, and Administrative Agent may, in reliance upon such assumption (but shall not be required to), make available to Borrower a corresponding amount. If a Lender fails to make its Commitment Percentage of any requested Borrowing available to Administrative Agent on the applicable Borrowing Date, Administrative Agent may recover the applicable amount on demand,
         (i) from that Lender together with interest, commencing on the Borrowing Date and ending on (but excluding) the date Administrative Agent recovers the amount from that Lender, at an annual interest rate equal to the Federal-Funds Rate, or (ii) if that Lender fails to pay its amount upon demand, then from Borrower. No Lender is responsible for the failure of any other Lender to make its Commitment Percentage of any Borrowing available as required by SECTION 2.2(b); however, failure of any Lender to make its Commitment Percentage of any Borrowing so available does not excuse any other Lender from making its Commitment Percentage of any Borrowing so available.

         2.3 Letters of Credit.

                  (a) Conditions. Subject to the terms and conditions of this Agreement and all Laws, Issuing Lender agrees to issue LCs for the account of any Company upon Borrower's making or delivering an LC Request and delivering an LC Agreement, both of which must be received by Administrative Agent and Issuing Lender no later than the second Business Day before the Business Day on which the requested LC is to be issued, so long as (i) each LC shall expire within 12 months of its date of issue (provided, however, that an LC may, at Borrower's request, provide that it is self-extending upon expiration for a period up to 12 months unless Administrative Agent has given the beneficiary thereunder at least thirty (30) days' but no more than one hundred twenty (120) days' prior written notice to the contrary), (ii) no LC may expire after the Termination Date, (iii) the LC Exposure does not exceed the limitations in the definition of LC Subfacility, (iv) the limitations in SECTION 2.1 are not exceeded, and (v) at the time of issuance of such LC, no

                                                                CREDIT AGREEMENT

         Potential Default or Default shall exist. The amount of any payment by Administrative Agent of a draft drawn under an LC shall be included as part of the Obligation.

                  (b) Participation. Immediately upon Issuing Lender's issuance of any LC, Issuing Lender shall be deemed to have sold and transferred to each other Lender, and each other Lender shall be deemed irrevocably and unconditionally to have purchased and received from Issuing Lender, without recourse or warranty, an undivided interest and participation to the extent of such Lender's Commitment Percentage in the LC and all applicable Rights of Issuing Lender in the LC - other than Rights to receive certain fees provided in SECTION 4.3 to be for Issuing Lender's sole account.

                  (c) Reimbursement Obligation of the Companies. To induce Issuing Lender to issue and maintain LCs, and to induce Lenders to participate in issued LCs, Borrower agrees to pay or reimburse Issuing Lender (or cause another Company to pay or reimburse Issuing Lender)
         (i) on the first Business Day after Issuing Lender notifies Administrative Agent and Borrower that it has made payment under a LC, the amount paid by Issuing Lender and (ii) on demand, the amount of any additional fees Issuing Lender customarily charges for amending LC Agreements, for honoring drafts under LCs, and for taking similar action in connection with letters of credit. If Borrower or another Company has not reimbursed Issuing Lender for any drafts paid by the date on which reimbursement is required under this section, then Administrative Agent is irrevocably authorized to fund Borrower's reimbursement obligations as a Base-Rate Borrowing if proceeds are available under the Revolving Facility and if the conditions in this agreement for such a Borrowing (other than any notice requirements or minimum funding amounts) have, to Administrative Agent's knowledge, been satisfied. The proceeds of that Borrowing shall be advanced directly to Issuing Lender to pay Borrower's unpaid reimbursement obligations. If funds cannot be advanced under the Revolving Facility, then Borrower's reimbursement obligation shall constitute a demand obligation. Borrower's obligations under this section are absolute and unconditional under any and all circumstances and irrespective of any setoff, counterclaim, or defense to payment that Borrower may have at any time against Issuing Lender or any other Person. Borrower's obligations under this SECTION 2.3(c) shall be absolute and unconditional under any and all circumstances and irrespective of any setoff, counterclaim, or defense to payment which Borrower may have at any time against Administrative Agent or any other Person, and shall be made in accordance with the terms and conditions of this agreement under all circumstances, including any of the following circumstances:
         (1) any lack of validity or enforceability of this agreement or any of the Loan Documents; (2) the existence of any claim, setoff, defense, or other Right which Borrower may have at any time against a beneficiary named in a LC, any transferee of any LC (or any Person for whom any such transferee may be acting), any Credit Party, or any other Person, whether in connection with this agreement, any LC, the transactions contemplated herein, or any unrelated transactions (including any underlying transaction between Borrower and the beneficiary named in any such LC); (3) any draft, certificate, or any other document presented under the LC proving to be forged, fraudulent, invalid, or insufficient in any respect or any statement therein being untrue or inaccurate in any respect; and (4) the occurrence of any Potential Default or Default. From the date that Issuing Lender pays a draft under a LC until Borrower or another Company either reimburses or is obligated to reimburse Issuing Lender for that draft under this section, the amount of that draft bears interest payable to Issuing Lender at the rate then applicable to Base-Rate Borrowings. From the due date of the respective amounts due under this section, to the date paid (including any payment from proceeds of a Base-Rate Borrowing), unpaid reimbursement amounts accrue interest that is payable on demand at the Default Rate. In the event

                                                                CREDIT AGREEMENT
         any payment by Borrower received by Administrative Agent with respect to an LC and distributed to Lenders on account of their participations therein is thereafter set aside, avoided, or recovered from Administrative Agent in connection with any receivership, liquidation, or bankruptcy proceeding, each Lender which received such distribution shall, upon demand by Administrative Agent, contribute such Lender's ratable portion of the amount set aside, avoided, or recovered, together with interest at the rate required to be paid by Administrative Agent upon the amount required to be repaid by it.

                  (d) General. Issuing Lender shall promptly notify Administrative Agent and Borrower of the date and amount of any draft presented for honor under any LC (but failure to give notice will not affect Borrower's obligations under this agreement). Issuing Lender shall pay the requested amount upon presentment of a draft unless presentment on its face does not comply with the terms of the applicable LC. When making payment, Issuing Lender may disregard (i) any default or potential default that exists under any other agreement and (ii) obligations under any other agreement that have or have not been performed by the beneficiary or any other Person (and Issuing Lender is not liable for any of those obligations). The Companies' reimbursement obligations to Issuing Lender and Lenders, and each Lender's obligations to Issuing Lender, under this section are absolute and unconditional irrespective of, and Issuing Lender is not responsible for, (i) the validity, enforceability, sufficiency, accuracy, or genuineness of documents or endorsements (even if they are in any respect invalid, unenforceable, insufficient, inaccurate, fraudulent, or forged), (ii) any dispute by any Company with or any Company's claims, setoffs, defenses, counterclaims, or other Rights against Issuing Lender, any Credit Party, or any other Person, or (iii) the occurrence of any Potential Default or Default. However, nothing in this agreement constitutes a waiver of Borrower's Rights to assert any claim or defense based upon the gross negligence or willful misconduct of any Credit Party. Issuing Lender shall promptly pay to Administrative Agent for Administrative Agent to promptly distribute reimbursement payments received from Borrower to all Lenders according to their Pro Rata Part of the Revolving Facility.

                  (e) Obligation of Lenders. If a Company fails to reimburse Issuing Lender as provided in SECTION 2.3(c) by the date on which reimbursement is due under that section, and funds cannot be advanced under the Revolving Facility to satisfy the reimbursement obligations, then Administrative Agent shall promptly notify each Lender of such Company's failure, of the date and amount paid, and of each Lender's Commitment Percentage of the unreimbursed amount. Each Lender shall promptly and unconditionally make available to Administrative Agent in immediately available funds its Commitment Percentage of the unpaid reimbursement obligation, subject to the limitations of SECTION 2.1. Funds are due and payable to Administrative Agent before the close of business on the Business Day when Administrative Agent gives notice to each Lender of such Company's reimbursement failure (if notice is given before 1:00 p.m.) or on the next succeeding Business Day (if notice is given after 1:00 p.m.). All amounts payable by any Lender accrue interest after the due date at the Federal-Funds Rate from the day the applicable draft or draw is paid by Administrative Agent to (but not including) the date the amount is paid by the Lender to Administrative Agent. Upon receipt of those funds, Administrative Agent shall make them available to Issuing Lender.

                  (f) Duties of Issuing Lender. Issuing Lender agrees with each Lender that it will exercise and give the same care and attention to each LC as it gives to its other letters of credit. Each Lender and Borrower agree that, in paying any draft under any LC, Issuing Lender has no responsibility to obtain any document (other than any documents expressly required by the

                                                                CREDIT AGREEMENT
         respective LC) or to ascertain or inquire as to any document's validity, enforceability, sufficiency, accuracy, or genuineness or the authority of any Person delivering it. Neither Issuing Lender nor its Representatives will be liable to any Credit Party or any Obligor for any LCs use or for any beneficiary's acts or omissions. Any action, inaction, error, delay, or omission taken or suffered by Issuing Lender or any of its Representatives in connection with any LC, applicable drafts or documents, or the transmission, dispatch, or delivery of any related message or advice, if in good faith and in conformity with applicable Laws and in accordance with the standards of care specified in the Uniform Customs and Practices for Documentary Credits, International Chamber of Commerce Publication No. 500 (as in effect on the date of issuance of the LC), is binding upon the Obligors and the Credit Parties and, except as provided in SECTION 2.3(e), does not place Issuing Lender or any of its Representatives under any resulting liability to Obligors and the Credit Parties. Administrative Agent is not liable to any Obligors or any Credit Party for any action taken or omitted, in the absence of gross negligence or willful misconduct, by Issuing Lender or its Representative in connection with any LC.

                  (g) Cash Collateral. On the Termination Date and if requested by Required Lenders while a Default exists, Borrower shall provide Administrative Agent, for the benefit of Lenders, cash collateral in an amount to equal the then-existing LC Exposure.

                  (h) INDEMNIFICATION. BORROWER SHALL PROTECT, INDEMNIFY, PAY, AND SAVE EACH CREDIT PARTY, AND THEIR RESPECTIVE REPRESENTATIVES HARMLESS FROM AND AGAINST ANY AND ALL CLAIMS, DEMANDS, LIABILITIES, DAMAGES, COSTS, CHARGES, AND EXPENSES (INCLUDING REASONABLE ATTORNEYS'
         FEES) WHICH ANY OF THEM MAY INCUR OR BE SUBJECT TO AS A CONSEQUENCE OF THE ISSUANCE OF ANY LC, ANY DISPUTE ABOUT IT, OR THE FAILURE OF ISSUING LENDER TO HONOR A DRAW REQUEST UNDER ANY LC AS A RESULT OF ANY ACT OR OMISSION (WHETHER RIGHT OR WRONG) OF ANY PRESENT OR FUTURE TRIBUNAL. HOWEVER, NO PERSON IS ENTITLED TO INDEMNITY UNDER THE FOREGOING FOR ITS OWN GROSS NEGLIGENCE OR WILLFUL MISCONDUCT.

                  (i) LC Agreements. Although referenced in any LC, terms of any particular agreement or other obligation to the beneficiary are not incorporated into this agreement in any manner. The fees and other amounts payable with respect to each LC are as provided in this agreement, drafts under each LC are part of the Obligation, only the events specified in this agreement as a Default shall constitute a default under any LC, and the terms of this agreement control any conflict between the terms of this agreement and any LC Agreement.

                  (j) Delivery of Letters of Credit. Borrower acknowledges that each LC will be deemed issued upon delivery to its beneficiary or Borrower. In the event that Borrower requests any LC be delivered to Borrower rather than the beneficiary, and Borrower or any other Company subsequently cancels such LC, Borrower agrees to return it (or cause it to be returned by another Company) to Administrative Agent together with Borrower's written certification that it has never been delivered to such beneficiary. In the event any LC is delivered to its beneficiary pursuant to Borrower's instructions, no cancellation thereof by Borrower or any other Company shall be effective without written consent of such beneficiary to Administrative Agent and return of such LC to Administrative Agent. Borrower hereby agrees that if Administrative Agent becomes involved in any dispute as a result of Borrower's cancellation of any LC, then Borrower shall indemnify the Credit Parties for all losses, costs, damages, expenses, and reasonable attorneys' fees suffered or incurred by the Credit Parties as a direct result thereof.

                                                                CREDIT AGREEMENT

         2.4 Swing-Line Subfacility.

                  (a) Conditions. For the convenience of the parties, Administrative Agent, solely for its own account, may make any requested Borrowing (which request must be made before 2:00 p.m. (Dallas, Texas time) on the Business Day the Borrowing is to be made and may be telephonic if confirmed in writing during the Business Day in which the Borrowing Request is made) of $100,000 (or a greater integral multiple of $10,000) directly to Borrower as a Swing-Line Borrowing without requiring each other Lender to fund its Commitment Percentage thereof unless and until SECTION 2.4(b) is applicable. Swing-Line Borrowings are subject to the following conditions:

                           (i) Each Swing-Line Borrowing must occur on a
                  Business Day before the Termination Date;

                           (ii) The total Principal Debt for Swing-Line
                  Borrowings may not exceed $25,000,000, and the Commitment Usage may not exceed the Total Commitment (as that amount is reduced and canceled in accordance with this agreement);

                           (iii) To the extent that a Swing-Line Borrowing
                  remains outstanding, the first Borrowing Request after Borrower has received that Swing-Line Borrowing, which Borrowing Request shall be made no later than ten (10) Business Days after that Swing- Line Borrowing, shall be for an amount at least equal to that Swing-Line Borrowing, and the proceeds of the requested Borrowing shall be used to reduce the Principal Debt for Swing-Line Borrowings to zero;

                           (iv) Each Swing-Line Borrowing is a Base-Rate
                  Borrowing; and

                           (v) Each Borrowing under the Swing-Line Subfacility
                  may be prepaid on same-day telephonic notice from Borrower to Administrative Agent, if notice is received by 2:00 p.m. (Dallas, Texas time).

                  (b) If Borrower fails to repay any Swing-Line Borrowing within two (2) Business Days after demand by Administrative Agent (or upon the Termination Date), Administrative Agent shall promptly notify each Lender of Borrower's failure and the unpaid amount. No later than the close of business on the date Administrative Agent gives notice (if notice is given before 12:00 noon on any Business Day, or, if made at any other time, on the next Business Day following the date of notice), each Lender shall irrevocably and unconditionally purchase and receive from Administrative Agent a ratable participation in such Swing-Line Borrowing and shall make available to Administrative Agent in immediately available funds its Commitment Percentage of such unpaid amount, together with interest from the date when its payment was due to, but not including, the date of payment, at the Default Rate. If a Lender does not promptly pay its amount upon Administrative Agent's demand, and until Lender makes the required payment, Administrative Agent is deemed to continue to have outstanding a Swing-Line Borrowing in the amount of the Lender's unpaid obligation. Borrower shall make each payment of all or any part of any Swing-Line Borrowing to Administrative Agent for the ratable benefit of Administrative Agent and those Lenders who have funded their participations in Swing-Line Borrowings under this section (but all interest accruing on Swing-Line Borrowings before the funding date of any participation is payable solely to Administrative Agent for its own account).

                                                                CREDIT AGREEMENT

         2.5 Borrowing Notices and LC Requests. Each Borrowing Request (whether telephonic or written), LC Request, and borrowing request under the Swing-Line Subfacility, constitutes a representation and warranty by Borrower that as of the Borrowing Date or the date of issuance of the requested LC, as the case may be, all of the conditions precedent in SECTION 6 have been satisfied.

         2.6 Termination. Borrower may - upon giving at least two (2) Business Days prior written and irrevocable notice to Administrative Agent - terminate all or part of the Revolving Facility as follows:

                  (a) Each partial termination of the Revolving Facility must be in an amount of not less than $5,000,000 or a greater integral multiple of $1,000,000.

                  (b) Each partial termination of the Revolving Facility must be ratable in accordance with each Lender's Commitment Percentage. At the time of any such termination, Borrower shall pay to Administrative Agent, for the account of each Lender, as applicable, all accrued and unpaid fees under this agreement, the interest attributable to the amount of that termination, and any related Funding Loss. Any part of the Commitments that are terminated may not be reinstated.

         2.7 Lenders.

                  (a) The Lenders on the Closing Date shall be the Lenders set forth on SCHEDULE 1 on the Closing Date.

                  (b) At the request of Borrower not more than three (3) times prior to the Termination Date, Administrative Agent may increase the Total Commitment by (x) admitting additional Lenders hereunder (each a "SUBSEQUENT LENDER"), or (y) increasing the Commitment of any Lender (each an "INCREASING LENDER"), subject to the following conditions:

                           (i) Each Subsequent Lender is a commercial bank
                  and/or a financial institution approved by Administrative Agent (such approval not to be unreasonably withheld);

                           (ii) Borrower delivers to Administrative Agent a
                  certificate executed by Borrower's chief financial officer demonstrating pro forma compliance with the terms and provisions of the Loan Documents - including, but not limited to, the financial covenants set forth in SECTION 10;

                           (iii) Borrower executes (A) new Notes payable to the
                  order of a Subsequent Lender, or (B) replacement Notes payable to the order of an Increasing Lender;

                           (iv) Borrower pays to Administrative Agent, for the
                  account of Lenders and for distribution to the applicable Subsequent Lender or Increasing Lender as Administrative Agent shall determine, all fees with respect to an increase in the Total Commitment payable pursuant to any fee letter between Borrower and Administrative Agent;

                           (v) Each Subsequent Lender executes a signature page
                  to this Agreement;


                                                                CREDIT AGREEMENT

                           (vi) After giving effect to the admission of any
                  Subsequent Lender or the increase in the Commitment of any Increasing Lender, the aggregate face amount of the Total Commitment does not exceed $500,000,000.00;

                           (vii) The increase in the Total Commitment shall be
                  in the minimum amount of $20,000,000.00 or a greater integral multiple of $5,000,000.00;

                           (viii) No admission of any Subsequent Lender shall
                  increase the Commitment of any existing Lender without the consent of such Lender; and

                           (ix) Administrative Agent shall have approved the
                  admission of each Subsequent Lender and the increase of an Increasing Lender, such consent to be on terms and conditions acceptable to Administrative Agent in its sole discretion.

         After the admission of any Subsequent Lender or the increase in the Commitment of any Increasing Lender, Administrative Agent shall provide to each Lender a new SCHEDULE 1 to this Agreement.

         2.8 Special Purpose Funding.

                  (a) Notwithstanding anything to the contrary contained herein, any Lender (a "DESIGNATING LENDER") may grant to one or more special purpose funding vehicles (each, an "SPV"), identified as such in writing from time to time by the Designating Lender to the Administrative Agent and the Borrower, the option to provide to the Borrower all or any part of any Borrowing that such Designating Lender would otherwise be obligated to make to the Borrower pursuant to this agreement; provided that (i) nothing herein shall constitute a commitment by any SPV to make any Borrowing, (ii) if an SPV elects not to exercise such option or otherwise fails to provide all or any part of such Borrowing, the Designating Lender shall be obligated to make such Borrowing pursuant to the terms hereof, and (iii) the Designating Lender shall remain liable for any indemnity or other payment obligation with respect to its Commitment hereunder. The making of a Borrowing by an SPV hereunder shall utilize the Commitment of the Designating Lender to the same extent, and as if, such Borrowing were made by such Designating Lender.

                  (b) As to any Borrowings or portion thereof made by it, each SPV shall have all the rights that a Lender making such Borrowings or portion thereof would have had under this agreement; provided, however, that each SPV shall have granted to its Designating Lender an irrevocable power of attorney, to deliver and receive all communications and notices under this agreement (and any Loan Documents) and to exercise on such SPV's behalf, all of such SPV's voting rights under this agreement. No additional Note shall be required to evidence the Borrowings or portion thereof made by an SPV; and the related Designating Lender shall be deemed to hold its Note as agent for such SPV to the extent of the Borrowings or portion thereof funded by such SPV. In addition, any payments for the account of any SPV shall be paid to its Designating Lender as agent for such SPV.

                  (c) Each party hereto hereby agrees that no SPV shall be liable for any indemnity or payment under this agreement for which a Lender would otherwise be liable. In furtherance of the foregoing, each party hereto hereby agrees (which agreements shall survive the termination of this agreement) that, prior to the date that is one year and one day after the payment in full of

                                                                CREDIT AGREEMENT
         all outstanding commercial paper or other senior indebtedness of any SPV, it will not institute against, or join any other person in instituting against, such SPV any Debtor Laws.

                  (d) In addition, notwithstanding anything to the contrary contained in this SECTION 2.8 or otherwise in this agreement, any SPV may (i) at any time and without paying any processing fee therefor, assign or participate all or a portion of its interest in any Borrowings to the Designating Lender or to any financial institutions providing liquidity and/or credit support to or for the account of such SPV to support the funding or maintenance of Borrowings, and (ii) disclose on a confidential basis any non-public information relating to its Borrowings to any rating agency, commercial paper dealer or provider of any surety, guarantee or credit or liquidity enhancements to such SPV. This SECTION 2.8 may not be amended without the written consent of any Designating Lender affected thereby.

SECTION 3 TERMS OF PAYMENT.

         3.1 Notes and Payments.


                  (a) Notes. Principal Debt under the Revolving Facility (other than Principal Debt under the Swing-Line Subfacility) is evidenced by the Revolving Notes, one payable to each Lender in the stated amount of its initial Commitment. Principal Debt under the Swing-Line Facility shall be evidenced by a Swing-Line Note payable to Administrative Agent in the stated principal amount of $25,000,000.

                  (b) Payment. Borrower must make each payment and prepayment on the Obligation to Administrative Agent's principal office in Dallas, Texas in immediately available funds by 1:00 p.m. on the day due; otherwise, but subject to SECTION 3.8, those funds continue to accrue interest as if they were received on the next Business Day. Administrative Agent shall promptly pay to each Lender the part of any payment or prepayment to which that Lender is entitled under this agreement on the same day Administrative Agent receives the funds from Borrower.

                  (c) Payment Assumed. Unless Administrative Agent has received notice from Borrower prior to the date on which any payment is due under this agreement that Borrower will not make that payment in full, Administrative Agent may assume that Borrower has made the full payment due and Administrative Agent may, in reliance upon that assumption, cause to be distributed to each Lender on that date the amount then due to each Lender. If and to the extent Borrower does not make the full payment due to Administrative Agent, each Lender shall repay to Administrative Agent on demand the amount distributed to that Lender by Administrative Agent together with interest for each day from the date that Lender received payment from Administrative Agent until the date that Lender repays Administrative Agent (unless such repayment is made on the same day as such distribution), at an interest rate equal to the Federal- Funds Rate.

         3.2 Interest and Principal Payments.

                  (a) Interest. Accrued interest on each LIBOR Borrowing is due and payable on the last day of its respective Interest Period. If any Interest Period for a LIBOR Borrowing is greater than three months, then accrued interest is also due and payable on the date three months after the commencement of the Interest Period. Until converted to a LIBOR Borrowing under SECTION

                                                                CREDIT AGREEMENT

         3.10(b), accrued interest on each Base-Rate Borrowing (including Swing-Line Borrowings) is due and payable on the fifth (5th) day of each January, April, July, and October - commencing on the first of those dates that follows the Closing Date - and on the Termination Date.

                  (b) Principal. The Principal Debt is due and payable on the Termination Date. Before the occurrence of the Termination Date, Borrower may prepay, without penalty and in whole or in part, the Principal Debt, so long as (i) each voluntary partial prepayment must be in a principal amount not less than (A) $500,000 or a greater integral multiple of $100,000 if a prepayment of Base-Rate Borrowings, or (B) $5,000,000 or a greater integral multiple of $1,000,000 if a prepayment of LIBOR Borrowings, (ii) Borrower shall give prior written and irrevocable notice to Administrative Agent (A) at least three (3) Business Days before any prepayment of a LIBOR Borrowing or (B) at least one Business Day before any prepayment of a Base-Rate Borrowing, and (iii) Borrower shall pay any related Funding Loss upon demand. Conversions under SECTION 3.10 are not prepayments.

         3.3 Interest Options. Borrowings under the Revolving Facility (excluding Swing-Line Borrowings) shall bear interest at an annual rate equal to the lesser of (i) or (ii): (i) the Base Rate or LIBOR plus the Applicable Margin (in each case as designated or deemed designated by Borrower), as the case may be; provided, however, if both the Moody's Rating and the S&P Ratings are designated as "Not Rated", then such Borrowings designated as LIBOR shall bear interest at Pricing Grid 1 within the definition of Applicable Margin, or (ii) the Maximum Rate. Each change in the Base Rate and Maximum Rate is effective, without notice to Borrower or any other Person, upon the effective date of change.

         3.4 Quotation of Rates. Borrower may call Administrative Agent before delivering a Borrowing Request to receive an indication of the interest rates then in effect, but the indicated rates do not bind Administrative Agent or Lenders or affect the interest rate that is actually in effect when Borrower makes a Borrowing Request or on the Borrowing Date.

         3.5 Default Rate. If permitted by Law, all past-due Principal Debt, Borrower's past-due payment and reimbursement obligations in connection with LCs, and past-due interest accruing on any of the foregoing bears interest from the date due (stated or by acceleration) at the Default Rate until paid, regardless whether payment is made before or after entry of a judgment.

         3.6 Interest Recapture. If the designated interest rate applicable to any Borrowing exceeds the Maximum Rate, the interest rate on that Borrowing is limited to the Maximum Rate, but any subsequent reductions in the designated rate shall not reduce the interest rate thereon below the Maximum Rate until the total amount of accrued interest equals the amount of interest that would have accrued if that designated rate had always been in effect. If at maturity (stated or by acceleration), or at final payment of the Notes, the total interest paid or accrued is less than the interest that would have accrued if the designated rates had always been in effect, then, at that time and to the extent permitted by Law, Borrower shall pay an amount equal to the difference between (a) the lesser of the amount of interest that would have accrued if the designated rates had always been in effect and the amount of interest that would have accrued if the Maximum Rate had always been in effect, and (b) the amount of interest actually paid or accrued on the Notes.

         3.7 Interest Calculations. Interest will be calculated on the basis of actual number of days (including the first day but excluding the last day) elapsed but computed as if each calendar year consisted of 360 days (unless the calculation would result in an interest rate greater than the Maximum Rate, or in

                                                                CREDIT AGREEMENT
the case of interest on Base-Rate Borrowings in which event interest will be calculated on the basis of a year of 365 or 366 days, as the case may be). All interest rate determinations and calculations by Administrative Agent are conclusive and binding absent manifest error.

         3.8 Maximum Rate. Regardless of any provision contained in any Loan Document, no Credit Party is entitled to contract for, charge, take, reserve, receive, or apply, as interest on all or any part of the Obligation, any amount in excess of the Maximum Rate, and, if any Credit Party ever does so, then any excess shall be treated as a partial prepayment of principal and any remaining excess shall be refunded to Borrower. In determining if the interest paid or payable exceeds the Maximum Rate, Borrower and Credit Parties shall, to the maximum extent permitted under applicable Law, (a) treat all Borrowings as but a single extension of credit (and the Credit Parties and Borrower agree that is the case and that provision in this agreement for multiple Borrowings is for convenience only), (b) characterize any nonprincipal payment as an expense, fee, or premium rather than as interest, (c) exclude voluntary prepayments and their effects, and (d) amortize, prorate, allocate, and spread the total amount of interest throughout the entire contemplated term of the Obligation. However, if the Obligation is paid in full before the end of its full contemplated term, and if the interest received for its actual period of existence exceeds the Maximum Amount, the Credit Parties shall refund any excess (and Credit Parties may not, to the extent permitted by Law, be subject to any penalties provided by any Laws for contracting for, charging, taking, reserving, or receiving interest in excess of the Maximum Amount). If the Laws of the State of Texas are applicable for purposes of determining the "Maximum Rate" or the "Maximum Amount," then those terms mean the "weekly ceiling" from time to time in effect under Texas Finance Code Section 303.305. Borrower agrees that Chapter 346 of the Texas Finance Code, as amended (which regulates certain revolving credit loan accounts and revolving triparty accounts), does not apply to the Obligation.

         3.9 Interest Periods. When Borrower requests any LIBOR Borrowing, Borrower may elect the applicable interest period (each an "INTEREST PERIOD"), which may be, at Borrower's option, one, two, three, or six months for LIBOR Borrowings, subject to SECTION 14.1 and the following conditions: (a) the initial Interest Period for a LIBOR Borrowing commences on the applicable Borrowing Date or conversion date, and each subsequent Interest Period applicable to any Borrowing commences on the day when the next preceding applicable Interest Period expires; (b) if any Interest Period for a LIBOR Borrowing begins on a day for which no numerically corresponding Business Day in the calendar month at the end of the Interest Period exists, then the Interest Period ends on the last Business Day of that calendar month; (c) if Borrower is required to pay any portion of a LIBOR Borrowing before the end of its Interest Period in order to comply with the payment provisions of the Loan Documents, Borrower shall also pay any related Funding Loss; and (d) no more than ten Interest Periods may be in effect at one time.

         3.10 Conversions. Subject to the dollar limits of SECTION 2.1(a) and provided that Borrower may not convert to or select a new Interest Period for a LIBOR Borrowing at any time when a Default or Potential Default exists, Borrower may (a) convert a LIBOR Borrowing on the last day of the applicable Interest Period to a Base-Rate Borrowing, (b) convert a Base-Rate Borrowing at any time to a LIBOR Borrowing, and (c) elect a new Interest Period for a LIBOR Borrowing. That election may be made by telephonic request to Administrative Agent no later than 12:00 p.m. noon on the third Business Day before the conversion date or the last day of the Interest Period, as the case may be (for conversion to a LIBOR Borrowing or election of a new Interest Period), and no later than 12:00 p.m. noon on the last day of the Interest Period (for conversion to a Base-Rate Borrowing). Borrower shall provide a Conversion Notice to Administrative Agent no later than two (2) days after the date of the conversion or election. Absent Borrower's telephonic request for conversion or election of a new Interest Period or if a Default or

                                                                CREDIT AGREEMENT

Potential Default exists, then, a LIBOR Borrowing shall be deemed converted to a Base-Rate Borrowing effective when the applicable Interest Period expires.

         3.11 Order of Application.


                  (a) No Default. If no Default or Potential Default exists, any payment shall be applied to the Obligation - except as otherwise specifically provided in the Loan Documents - in the order and manner as Borrower directs.

                  (b) Default. If a Default or Potential Default exists or if Borrower fails to give direction, any payment (including proceeds from the exercise of any Rights) shall be applied in the following order:
         (i) to all fees and expenses for which the Credit Parties have not been paid or reimbursed in accordance with the Loan Documents (and if such payment is less than all unpaid or unreimbursed fees and expenses, then the payment shall be paid against unpaid and unreimbursed fees and expenses in the order of incurrence or due date); (ii) to accrued interest on the Principal Debt; (iii) to the Principal Debt outstanding under the Swing-Line Facility; (iv) to any LC reimbursement obligations that are due and payable and that remain unfunded by any Borrowing; (v) to the remaining Principal Debt in the order as Required Lenders may elect (but Required Lenders agree to apply proceeds in an order that will minimize any Funding Loss); (vi) to the remaining Obligation in the order and manner Required Lenders deem appropriate; and (vii) as a deposit with Administrative Agent, for the benefit of the Credit Parties, as security for and payment of any subsequent LC reimbursement obligations.

                  (c) Pro Rata. Each payment or prepayment shall be distributed to each Lender in accordance with its Pro Rata Part of that payment or prepayment.

         3.12 Sharing of Payments, Etc. If any Lender obtains any payment or prepayment with respect to the Obligation (whether voluntary, involuntary, or otherwise, including, without limitation, as a result of exercising its Rights under SECTION 3.13) that exceeds the part of that payment or prepayment that it is then entitled to receive under the Loan Documents, then that Lender shall purchase from the other Lenders participations that will cause the purchasing Lender to share the excess payment or prepayment ratably with each other Lender. If all or any portion of any excess payment or prepayment is subsequently recovered from the purchasing Lender, then the purchase shall be rescinded and the purchase price restored to the extent of the recovery. Borrower agrees that any Lender purchasing a participation from another Lender under this section may, to the fullest extent permitted by Law, exercise all of its Rights of payment (including the Right of offset) with respect to that participation as fully as if that Lender were the direct creditor of Borrower in the amount of that participation.

         3.13 Offset. If a Default exists, each Lender is entitled to exercise (for the benefit of all Lenders in accordance with SECTION 3.12) the Rights of offset and banker's lien against each and every account (excluding Settlement Aggregation Accounts) and other property, or any interest therein, that any Company may now or hereafter have with, or which is now or hereafter in the possession of, that Lender to the extent of the full amount of the Obligation owed (directly or participated) to it.

         3.14 Booking Borrowings. To the extent permitted by Law, any Lender may make, carry, or transfer its Borrowings at, to, or for the account of any of its branch offices or the office or branch of any of its Affiliates. However, no Affiliate or branch is entitled to receive any greater payment under SECTION
3.16 than the transferor Lender would have been entitled to receive with respect to those

                                                                CREDIT AGREEMENT

Borrowings, and a transfer may not be made if, as a direct result of it, SECTION
3.15 or 3.17 would apply to any of the Obligation. If any of the conditions of SECTIONS 3.16 or 3.17 ever apply to a Lender, that Lender shall, to the extent possible, carry or transfer its Borrowings at, to, or for the account of any of its branch offices or the office or branch of any of its Affiliates so long as the transfer is consistent with the other provisions of this section, does not create any burden or adverse circumstance for that Lender that would not otherwise exist, and eliminates or ameliorates the conditions of SECTIONS 3.16 or 3.17 as applicable.

         3.15 Basis Unavailable or Inadequate for LIBOR. If, on or before any date when LIBOR is to be determined for a Borrowing, Administrative Agent reasonably determines that the basis for determining the applicable rate is not available or any Lender reasonably determines that the resulting rate does not accurately reflect the cost to that Lender of making or converting Borrowings at that rate for the applicable Interest Period, then Administrative Agent shall promptly notify Borrower and Lenders of that determination (which is conclusive and binding on Borrower absent manifest error) and the applicable Borrowing shall bear interest at the Base Rate. Until Administrative Agent notifies Borrower that those circumstances no longer exist, Lenders' commitments under this agreement to make, or to convert to, LIBOR Borrowings, as the case may be, are suspended.

         3.16 Additional Costs. Each Lender severally and not jointly agrees to notify Administrative Agent, the other Credit Parties, and Borrower within 180 days after it has actual knowledge that any circumstances exist that would give rise to any payment obligation by Borrower under CLAUSES (A) through (C) below. Although no Lender shall have any liability to any other Credit Party, or any Company for its failure to give that notice, Borrower is not obligated to pay any amounts under those clauses that arise, accrue, or are imposed more than 180 days before that notice to the extent it is applicable to those amounts. Any Lender demanding payment of any additional costs under this section must generally be making similar demand for similar additional costs under credit agreements to which it is party that contain similar provisions to this section.

                  (a) Reserves. With respect to any LIBOR Borrowing (i) if any change in any present Law, any change in the interpretation or application of any present Law, or any future Law imposes, modifies, or deems applicable (or if compliance by any Lender with any requirement of any Tribunal results in) any requirement that any reserves (including, without limitation, any marginal, emergency, supplemental, or special reserves) be maintained (other than any reserve included in the Reserve Requirement), and if (ii) those reserves reduce any sums receivable by that Lender under this agreement or increase the costs incurred by that Lender in advancing or maintaining any portion of any LIBOR Borrowing, then (iii) that Lender (through Administrative Agent) shall deliver to Borrower a certificate setting forth in reasonable detail the calculation of the amount necessary to compensate it for its reduction or increase (which certificate is conclusive and binding absent manifest error), and (iv) Borrower shall pay that amount to that Lender within five (5) Business Days after demand. The provisions of and undertakings and indemnification in this CLAUSE (a) survive the satisfaction and payment of the Obligation and termination of this agreement.

                  (b) Capital Adequacy. With respect to any Borrowing or LC, if any change in any present Law, any change in the interpretation or application of any present Law, or any future Law regarding capital adequacy, or if compliance by Issuing Lender or any Lender with any request, directive, or requirement imposed in the future by any Tribunal regarding capital adequacy, or if any change in its written policies or in the risk category of this transaction, in any

                                                                CREDIT AGREEMENT
         of the foregoing events or circumstances, reduces the rate of return on its capital as a consequence of its obligations under this agreement to a level below that which it otherwise could have achieved (taking into consideration its policies with respect to capital adequacy) by an amount deemed by it to be material (and it may, in determining the amount, utilize reasonable assumptions and allocations of costs and expenses and use any reasonable averaging or attribution method), then (unless the effect is already reflected in the rate of interest then applicable under this agreement) Administrative Agent or that Lender (through Administrative Agent) shall notify Borrower and deliver to Borrower a certificate setting forth in reasonable detail the calculation of the amount necessary to compensate it (which certificate is conclusive and binding absent manifest error), and Borrower shall pay that amount to Administrative Agent or that Lender within five (5) Business Days after demand. Notwithstanding the foregoing sentence, Borrower shall not be obligated to pay such amount unless notice thereof is given within ninety (90) Business Days after any such Lender actually incurs such reduction in its return. Lenders are not aware of any event which would so reduce their rate of return as of the date hereof. If any such event giving rights to a demand by any Lender for compensation under this SECTION 3.16(b) occurs specifically with respect to such Lender, and generally with respect to national banks similarly situated for loans of the same classification, Borrower may elect to prepay the Obligation in full within one hundred twenty (120) days after receipt of the above-described certificate from Administrative Agent by giving written notice to Administrative Agent or that Lender through Administrative Agent) of such election not more than five (5) Business Days after receipt of such certificate from Administrative Agent; provided, however, that if Borrower does not prepay the Obligation within such 120-day period despite having given such notice, this agreement shall remain in full force and effect as if such notice was never given. The provisions of and undertakings and indemnification in this CLAUSE (B) shall survive the satisfaction and payment of the Obligation and termination of this agreement.

                  (c) HLT. Neither Borrower nor any Lender is aware of any circumstances which would result in classifying this transaction as a "highly leveraged transaction" as of the Closing Date under "HLT" guidelines promulgated by any Tribunal (including, without limitation, the Office of the Comptroller of the Currency). If any Tribunal or any Lender (as it interprets "HLT guidelines" promulgated by any Tribunal) classifies this transaction as a "highly leveraged transaction," such Lender (through Administrative Agent) shall promptly notify Borrower of such classification and the applicable interest rate margin in all contexts shall be increased by 1% as of the date of such notice.

                  (d) Taxes. Subject to SECTION 3.19, any Taxes payable by any Credit Party or ruled (by a Tribunal) payable by a Credit Party in respect of this agreement or any other Loan Document shall, if permitted by Law, be paid by Borrower, together with interest and penalties, if any, except for Taxes payable on or measured by the overall net income of that Credit Party (or that Credit Party, as the case may be, together with any other Person with whom that Credit Party files a consolidated, combined, unitary, or similar Tax return) and except for interest and penalties incurred as a result of the gross negligence or willful misconduct of any Credit Party. The Credit Party (through Administrative Agent) shall notify Borrower and deliver to Borrower a certificate setting forth in reasonable detail the calculation of the amount of payable Taxes, which certificate is conclusive and binding (absent manifest error), and Borrower shall pay that amount to Administrative Agent for its account or the account of that Credit Party, as the case may be within five (5) Business Days after demand. If that Credit Party subsequently receives a refund of the Taxes paid to it by Borrower, then the recipient shall promptly pay the refund to Borrower.

                                                                CREDIT AGREEMENT

         3.17 Change in Laws. If any Law makes it unlawful for any Lender to make or maintain LIBOR Borrowings, then that Lender shall promptly notify Borrower and Administrative Agent, and (a) as to undisbursed funds, that requested Borrowing shall be made as a Base-Rate Borrowing, and (b) as to any outstanding Borrowing (i) if maintaining the Borrowing until the last day of the applicable Interest Period is unlawful, the Borrowing shall be converted to a Base-Rate Borrowing as of the date of notice, in which event Borrower will be required to pay any related Funding Loss, or (ii) if not prohibited by Law, the Borrowing shall be converted to a Base-Rate Borrowing as of the last day of the applicable Interest Period, or (iii) if any conversion will not resolve the unlawfulness, Borrower shall promptly prepay the Borrowing, without penalty but with related Funding Loss.

         3.18 FUNDING LOSS. BORROWER SHALL INDEMNIFY EACH LENDER AGAINST, AND PAY TO IT UPON DEMAND, ANY FUNDING LOSS OF THAT LENDER. WHEN ANY LENDER DEMANDS THAT BORROWER PAY ANY FUNDING LOSS, THAT LENDER SHALL DELIVER TO BORROWER AND ADMINISTRATIVE AGENT A CERTIFICATE SETTING FORTH IN REASONABLE DETAIL THE BASIS FOR IMPOSING THE FUNDING LOSS AND THE CALCULATION OF THE AMOUNT, WHICH CALCULATION IS CONCLUSIVE AND BINDING ABSENT MANIFEST ERROR. THE PROVISIONS OF AND UNDERTAKINGS AND INDEMNIFICATION IN THIS SECTION SURVIVE THE SATISFACTION AND PAYMENT OF THE OBLIGATION AND TERMINATION OF THIS AGREEMENT.

         3.19 Taxes.

                  (a) Any and all payments by Borrower to or for the account of any Credit Party hereunder or under any other Loan Document shall be made free and clear of and without deduction for any and all present or future Taxes, excluding, in the case of each Credit Party, Taxes based on or measured by its income, and franchise taxes imposed on it, by the jurisdiction under the Laws of which such Credit Party (or its Applicable Lending Office) is organized or any political subdivision thereof (such income and franchise Taxes being "EXCLUDED TAXES").

                  (b) In addition, Borrower agrees to pay any and all present or future stamp or documentary Taxes and any other excise or property Taxes or charges or similar levies which arise from any payment made under this agreement or any other Loan Document or from the execution or delivery of, or otherwise with respect to, this agreement or any other Loan Document (hereinafter referred to as "OTHER TAXES").

                  (c) Borrower agrees to indemnify each Credit Party for the full amount of Taxes (other than Excluded Taxes) and Other Taxes (including any Taxes or Other Taxes imposed or asserted by any jurisdiction on amounts payable under this SECTION 3.19) paid by such Credit Party (as the case may be) and any liability (including penalties, interest, and expenses) arising therefrom or with respect thereto.

                  (d) Each Lender organized under the Laws of a jurisdiction outside the United States, on or prior to the date of its execution and delivery of this Agreement in the case of each Lender listed on the signature pages hereof and on or prior to the date on which it becomes a Lender in the case of each other Lender, and from time to time thereafter if requested in writing by Borrower or Administrative Agent (but only so long as such Lender remains lawfully able to do so), shall provide Borrower and Administrative Agent with (i) Internal Revenue Service Form 1001 or 4224, as appropriate, or any successor form prescribed by the Internal Revenue Service, certifying that such Lender is entitled to benefits under an income tax treaty to which the United States is a party

                                                                CREDIT AGREEMENT
         which reduces the rate of withholding tax on payments of interest or certifying that the income receivable pursuant to this Agreement is effectively connected with the conduct of a trade or business in the United States, (ii) Internal Revenue Service Form W-8 or W-9, as appropriate, or any successor form prescribed by the Internal Revenue Service, and (iii) any other form or certificate required by any taxing authority (including any certificate required by Sections 871(h) and 881(c) of the Code), certifying that such Lender is entitled to an exemption from or a reduced rate of tax on payments pursuant to this Agreement or any of the other Loan Documents.

                  (e) For any period with respect to which a Lender has failed to provide Borrower and Administrative Agent with the appropriate form pursuant to SECTION 3.19 (unless such failure is due to a change in any Laws occurring subsequent to the date on which a form originally was required to be provided), such Lender shall not be entitled to indemnification under SECTION 3.19(c) with respect to Taxes imposed by the United States; provided, however, that should a Lender, which is otherwise exempt from or subject to a reduced rate of withholding tax, become subject to Taxes (other than Excluded Taxes) because of its failure to deliver a form required hereunder, Borrower shall take such steps as such Lender shall reasonably request to assist such Lender to recover such Taxes.

                  (f) If Borrower is required to pay additional amounts to or for the account of any Lender pursuant to this SECTION 3.19, then such Lender will agree to use reasonable efforts to change the jurisdiction of its Applicable Lending Office so as to eliminate or reduce any such additional payment which may thereafter accrue if such change, in the judgment of such Lender, is not otherwise disadvantageous to such Lender.

                  (g) Within thirty (30) days after the date of any payment of Taxes or Other Taxes, Borrower will provide to Administrative Agent (upon its request) a copy of the reports required by the applicable taxing authority and accompanying such payment.

                  (h) Without prejudice to the survival of any other agreement of Borrower hereunder, the agreements and obligations of Borrower contained in this SECTION 3.19 shall survive the termination of the Total Commitment and the payment in full of the Notes for the applicable period of the statute of limitations.

SECTION 4 FEES.


         4.1 Treatment of Fees. The fees described in this SECTION 4 represent compensation for services rendered and to be rendered separate and apart from the lending of money or the provision of credit, and (a) are not compensation for the use, detention, or forbearance of money, (b) are in addition to, and not in lieu of, interest and expenses otherwise described in this agreement, (c) are payable in accordance with SECTION 3.1, (d) are non-refundable, (e) to the fullest extent permitted by Law, bear interest, if not paid when due, at the Default Rate, and (f) are calculated on the basis of a year of 360 days.

         4.2 Administrative Agent's Fees. Borrower shall pay to Administrative Agent, solely for its own account and for the account of the Syndication Agent, the arrangement fee described in the letter agreement (as it may be renewed, extended, or modified) dated as of April 5, 2000, between Borrower, Administrative Agent, and Syndication Agent.


                                                                CREDIT AGREEMENT

         4.3 LC Fees. As an inducement for the issuance (including, without limitation, the extension) of each LC, Borrower agrees to pay to Administrative
Agent:

                  (a) With respect to LCs which are standby letters of credit:
         For the account of each Lender, according to each Lender's Commitment Percentage on the day the fee is payable, an issuance fee, payable quarterly in arrears, equal to a percentage of the undrawn amount of that LC at the end of each applicable quarterly period, which percentage is equal to the Applicable Margin in effect for LIBOR Borrowings on the first day of the quarterly period for which a payment is payable;

                  (b) With respect to LCs which are commercial letters of credit: For the account of each Lender, payable on the date of issuance, an issuance fee determined and payable in accordance with the Issuing Lender's then current fee policy; and

                  (c) For the account of Issuing Lender, fronting, amendment, transfer, negotiation, and other fees as determined and payable in accordance with Administrative Agent's then current fee policy.

         4.4 Commitment Fees. From and after the Closing Date, Borrower shall pay to Administrative Agent a commitment fee for Lenders according to each Lender's Commitment Percentage. The fee is payable on the fifth (5th) day of each January, April, July, and October - commencing on July 5, 2000 - and on the Termination Date for the amount accrued during the previous fiscal quarterly period. Each payment of the fee is equal to the following, determined for the calendar quarter (or portion of a calendar quarter commencing on the date of this agreement or ending on such later Termination Date) preceding and including the date it is due: from the Closing Date until the Termination Date, the product of (i) the Applicable Margin for Commitment Fees, times (ii) the amount by which the average-daily Total Commitment exceeds the average-daily Commitment Usage (excluding Swing-Line Borrowings), times (iii) a fraction with the number of days in the applicable quarter or portion of it as the numerator and 360 as the denominator.

         4.5 Utilization Fee. From and after the Closing Date, Borrower shall pay to Administrative Agent a utilization fee (the "UTILIZATION FEE"). The Utilization Fee shall be payable on the fifth (5th) day of each January, April, July, and October, commencing July 5, 2000, and on the Termination Date for the amount accrued during the previous fiscal quarterly period. The Utilization Fee shall be computed as follows:

         (a) For the period beginning with the Closing Date and ending on December 31, 2000, inclusive, the product of (i) the Applicable Margin for Utilization Fee, times (ii) the daily Commitment Usage for each day, divided by (iii) 360; and

         (b) Thereafter, the product of (i) the Applicable Margin for Utilization Fee times (ii) the daily Commitment Usage for each day during which the Commitment Usage is equal to or exceeds 45% of the Total Commitment, divided by (iii) 360.

SECTION 5 SECURITY.

         5.1 Subsidiary Guaranty. As an inducement to the Lenders to enter into this agreement, and in consideration of the LCs which may be issued by Issuing Lender under this agreement on behalf of each

                                                                CREDIT AGREEMENT

Company, the intercompany advances which may be made by Borrower to its Subsidiaries, and by Borrower's direct Subsidiaries to Borrower's indirect Subsidiaries, in accordance with SECTION 2.1(c):

                  (a) Borrower shall cause all of its present and future direct and indirect Domestic Subsidiaries for which at least 70% of each of their Voting Stock is owned of record or beneficially by a Company, whether now existing or in the future formed or acquired, to unconditionally guarantee in favor of the Credit Parties the full payment and performance of the Obligation pursuant to the Subsidiary Guaranty; and

                  (b) Borrower shall not at any time permit the Net Worth of Non-Guaranteeing Subsidiaries to: (i) exceed five percent (5%) of Total Net Worth with respect to any individual Non-Guaranteeing Subsidiary, or (ii) exceed ten percent (10%) of Total Net Worth with respect to Non-Guaranteeing Subsidiaries in the aggregate. For purposes of this section, NON- GUARANTEEING SUBSIDIARIES means Domestic Subsidiaries which are not Subsidiary Guarantors, and Foreign Subsidiaries which are neither a Subsidiary Guarantor, nor are they the subject of a Foreign Stock Pledge.

                  (c) If, (i) as a result of any disposition permitted under
         SECTION 9.10, more than 50% of the Voting Stock of a Subsidiary Guarantor is transferred, sold or assigned to a Person who is not an Affiliate, or (ii) a Subsidiary Guarantor is the subject of a Permitted IPO then Administrative Agent shall - provided no Default or Potential Default is then in existence - release the Subsidiary Guaranty with respect to such Subsidiary Guarantor.

         5.2 Foreign Stock Pledge. Any Foreign Stock Pledge delivered, or caused to be delivered, by Borrower in compliance with SECTION 5.1(b) shall be subject to Security Documents and otherwise in accordance with such documents, legal opinions, filings and notifications as required by Agents, in their sole discretion.

         5.3 Additional Security and Subsidiary Guaranties. Lenders may, without notice or demand and without affecting any Company's (or any other Person's) obligations under the Loan Documents, from time to time (a) receive from any Person and hold collateral for the payment of all or any part of the Obligation and exchange, enforce, or release such collateral or any part thereof and (b) accept and hold any endorsement or guaranty of payment of all or any part of the Obligation and release such endorser or guarantor, or any Person who has given any other security for the payment of all or any part of the Obligation, or any other Person in any way obligated to pay all or any part of the Obligation.

         5.4 Further Assurances. Borrower shall - and shall cause each other appropriate Company to - perform the acts, duly authorize, execute, acknowledge, deliver, file, and record any additional writings, and pay all filings fees and costs as Administrative Agent or Required Lenders may reasonably deem appropriate or necessary to perfect and maintain the Lender Liens and preserve and protect the Rights of Administrative Agent and Lenders under any Loan Document.

         5.5 Release of Collateral. Administrative Agent shall, upon Borrower's written request and at Borrower's cost and expense, cause the Lender Liens on all collateral to be released whenever no Lender has any commitment to extend credit under any Loan Document, the Obligation has been fully paid and performed, and all uncancelled and undrawn LCs have been either fully cash secured or backed by letters of credit acceptable in the sole discretion of Issuing Lender.


                                                                CREDIT AGREEMENT

SECTION 6 CONDITIONS PRECEDENT. No Lender is obligated to fund the initial Borrowing or issue any LC unless (a) Administrative Agent has received all of the items described in PART A on SCHEDULE 6; (b) Administrative Agent and its counsel have completed due diligence satisfactory to each, including without limitation, a review of financial projections of Borrower, including statements of income, balance sheets, and cash flow statements; (c) Administrative Agent has received and reviewed to its satisfaction unaudited financial statements of Borrower for the quarter ended March 31, 2000, certified by a senior financial officer of Borrower; and (d) Borrower shall have paid to Administrative Agent
(i) all fees to be received by Administrative Agent pursuant to this agreement or any other Loan Document; and (ii) an amount equal to the estimated costs and out-of-pocket expenses of Lender's counsel incurred in connection with the preparation, execution, and delivery of the Loan Documents and the consummation of the transactions contemplated thereby. In addition, no Lender is obligated to fund (as opposed to continue or convert) any Borrowing or issue any LC, and Administrative Agent will not be obligated to issue any LC or fund any Swing-Line Borrowing, as the case may be, unless on the applicable Borrowing Date or issue date (and after giving effect to the requested Borrowing or LC), as the case may be: (u) Administrative Agent (and Issuing Lender, if applicable) timely receives a Borrowing Request or LC Request (together with the applicable LC Agreement), as the case may be; (v) Issuing Lender receives any applicable LC fee then due and payable; (w) all of the representations and warranties of the Companies in the Loan Documents are true and correct in all material respects (unless they speak to a specific date or are based on facts which have changed by transactions contemplated or expressly permitted by this agreement); (x) no Material Adverse Event, Default, or Potential Default exists, or would result from such funding or issuance; and (y) no limitation in SECTION 2.1 or 2.3 is exceeded. Each Borrowing Request and LC Request, however delivered, constitutes Borrower's representation and warranty that the conditions in CLAUSES (w) through (y) above are satisfied. Upon either Administrative Agent's or any Lender's reasonable request, Borrower shall deliver to that Administrative Agent or that Lender evidence substantiating any of the matters in the Loan Documents that are necessary to enable Borrower to qualify for the Borrowing or LC, as the case may be. Each condition precedent in this agreement (including, without limitation, those on SCHEDULE 6) is material to the transactions contemplated by this agreement, and time is of the essence with respect to each condition precedent, time is of the essence in respect of each thereof. Subject to the prior approval of Required Lenders, the Credit Parties may make a Borrowing without all conditions being satisfied, but, to the extent permitted by all Laws, such Borrowing shall not be deemed to be a waiver of the requirement that each such condition precedent be satisfied as a prerequisite for any subsequent Borrowing, unless Required Lenders specifically waive each such item in writing.

SECTION 7 REPRESENTATIONS AND WARRANTIES. Borrower represents and warrants to the Credit Parties as follows:

         7.1 Purpose and Regulations G, T, U and X.


                  (a) Borrower will use the proceeds of the Revolving Facility (including the LC Subfacility and the Swing-Line Subfacility) for (i) refinancing of existing Debt of the Borrower under that certain Restated Credit Agreement dated June 20, 1996, executed by Borrower, Wells Fargo Bank Texas, National Association (successor by consolidation to Wells Fargo Bank (Texas), National Association; "Wells Fargo"), Bank One, Texas, N.A., and certain other lenders, (ii) refinancing of existing Debt of the Borrower under that certain Credit Agreement dated September 27, 1999, executed by Borrower, Wells Fargo, and certain other lenders, (iii) the working capital and general corporate purposes of itself and its Subsidiaries, and (iv) Permitted Acquisitions.

                                                                CREDIT AGREEMENT

                  (b) No Company is engaged principally, or as one of its important activities, in the business of extending credit for the purpose of purchasing or carrying any "margin stock" within the meaning of Regulations G, T, U, or X of the Board of Governors of the Federal Reserve System, as amended. No part of the proceeds of any LC draft or drawing or Borrowing will be used, directly or indirectly, for a purpose that violates any Law, including, without limitation, Regulations G, T, U, or X.

         7.2 Corporate Existence, Good Standing, and Authority. Each Company is duly organized, validly existing, and in good standing under the Laws of its jurisdiction of organization. Except where not a Material Adverse Event, each Company is duly qualified to transact business and is in good standing in each jurisdiction where the nature and extent of its business and properties require due qualification and good standing (each of which jurisdictions is identified on SCHEDULE 7.3, as supplemented from time to time by an amendment to that schedule that is dated, executed, and delivered by Borrower to Administrative Agent and Lenders to reflect changes in that schedule as a result of transactions permitted by the Loan Documents). Each Company possesses all requisite authority and power to conduct its business as is now being conducted and as proposed under the Loan Documents to be conducted and to own and operate its assets as now owned and operated and as proposed to be owned and operated under the Loan Documents.

         7.3 Subsidiaries and Names. SCHEDULE 7.3 - as supplemented from time to time by an amendment to that schedule that is dated, executed, and delivered by Borrower to the Credit Parties with the most recently furnished Compliance Certificate under SECTION 8.1 to reflect changes in that schedule as a result of transactions permitted by the Loan Documents - describes (a) all of Borrower's direct and indirect Subsidiaries, (b) all Companies, (c) every name or trade name used by each Company during the five-year period before the date of this agreement, (d) every change of each Company's name during the four-month period before the date of this agreement, (e) the chief executive office, and location of books and records of each Company, (f) the percentage of shares of outstanding capital stock (or similar voting interests) of each Subsidiary held by a Company, and (g) the Company holding such stock (or similar voting interests). All of the outstanding shares of capital stock (or similar voting interests) of Borrower's Subsidiaries are (a) duly authorized, validly issued, fully paid, and nonassessable, (b) owned of record and beneficially as described in that schedule or those writings, free and clear of any Liens, except Permitted Liens, and (c) not subject to any warrants, options, or other acquisition Rights of any Person that could result in the holders of such warrants, options, or other acquisition Rights owning, in the aggregate, a percentage greater than 15% of the outstanding shares of Stock or (iii) any transfer restriction except restrictions imposed by securities Laws and general corporate Laws.

         7.4 Authorization and Contravention. The execution and delivery by each Obligor of each Loan Document to which it is a party and the performance by it of its obligations under those Loan Documents (a) are within its organizational power, (b) have been duly authorized by all necessary organizational action, (c) require no action by or filing with any Tribunal (except any action or filing that has been taken or made on or before the Closing Date), (d) do not violate any provision of its Constituent Documents, and (e) do not violate any provision of Law applicable to it or any material agreement to which it is a party except violations that individually or collectively are not a Material Adverse Event.

         7.5 Binding Effect. Upon execution and delivery by all parties to it, each Loan Document will constitute a legal and binding obligation of each Obligor party to it, enforceable against it in accordance with that Loan Document's terms except as that enforceability may be limited by Debtor Laws and general principles of equity.

                                                                CREDIT AGREEMENT

         7.6 Financials and Existing Debt. The Current Financials were prepared in accordance with GAAP and present fairly, in all material respects, the Companies' consolidated financial condition, results of operations, and cash flows as of, and for the portion of the fiscal year ending on their dates (subject only to normal year-end adjustments for interim statements). Except for transactions directly related to, specifically contemplated by, or expressly permitted by the Loan Documents or as disclosed in the reports filed by Borrower pursuant to the Securities and Exchange Act of 1934 and delivered to Administrative Agent and Lenders after the date of the Current Financials, no material adverse changes have occurred in the Companies' consolidated financial condition from that shown in the Current Financials.

         7.7 Solvency. On each Borrowing Date, and the date any LC is issued, Borrower is - and after giving effect to the requested Borrowing is - Solvent. Except for Subsidiaries set forth in SCHEDULE 7.7 - as supplemented from time to time, by an amendment to that schedule that is dated, executed, and delivered by Borrower to the Credit Parties with the most recently furnished Compliance Certificate under SECTION 8.1 to reflect changes in that schedule - each Company is (on the effective date of such schedule, after giving effect to the transactions contemplated by the Loan Documents, any Permitted Acquisition, and any incurrence of additional Debt will be) Solvent.

         7.8 Litigation. Except as disclosed on SCHEDULE 7.8 - as supplemented from time to time, by an amendment to that schedule that is dated, executed, and delivered by Borrower to the Credit Parties to reflect changes in that schedule
- and matters covered (subject to reasonable and customary deductible and retention) by insurance or indemnification agreements (a) no Company is subject to, or aware of the threat of, any Litigation that is reasonably likely to be determined adversely to any Company and, if so adversely determined, is a Material Adverse Event, and (b) no outstanding and unpaid judgments against any Company exist that would be a Material Adverse Event.

         7.9 Taxes. Except as disclosed on SCHEDULE 7.8, and with respect to all existing Tax liabilities which - individually - are greater than $1,000,000, (a) all Tax returns of each Company required to be filed have been filed (or extensions have been granted) before delinquency, and (b) all Taxes imposed upon each Company that are due and payable have been paid before delinquency except as being contested as permitted by SECTION 8.5. Each repetition of this representation under SECTION 6, as it may apply to an After-Acquired Subsidiary, is true and correct to the extent it does not result in a Material Adverse Event.

         7.10 Environmental Matters. Except as disclosed on SCHEDULE 7.10 - as supplemented from time to time, by an amendment to that schedule that is dated, executed, and delivered by Borrower to the Credit Parties to reflect changes in that schedule:

                  (a) No Company's ownership of its assets violates any applicable Environmental Law, other than such violations which would not constitute a Material Adverse Event.

                  (b) No Company has received notice from any Tribunal that it has actual or potential Environmental Liability and no Company has knowledge that it has any Environmental Liability, which actual or potential Environmental Liability in either case constitutes a Material Adverse Event.

                  (c) No Company has received notice from any Tribunal that any Real Property is affected by, and no Company has knowledge that any Real Property is affected by, any Release of any Hazardous Substance which constitutes a Material Adverse Event.


                                                                CREDIT AGREEMENT

         7.11 Employee Plans. Except as disclosed on SCHEDULE 7.11, (a) no Employee Plan subject to ERISA has incurred an "accumulated funding deficiency" (as defined in Section 302 of ERISA or Section 412 of the Code), (b) neither Borrower nor any ERISA Affiliate has incurred liability - except for liabilities for premiums that have been paid or that are not past due - under ERISA to the PBGC in connection with any Employee Plan, (c) neither Borrower nor any ERISA Affiliate has withdrawn in whole or in part from participation in a Multiemployer Plan in a manner that has given rise to a withdrawal liability under Title IV of ERISA, (d) neither Borrower nor any ERISA Affiliate has engaged in any "prohibited transaction" (as defined in Section 406 of ERISA or Section 4975 of the Code), (e) no "reportable event" (as defined in Section 4043 of ERISA) has occurred excluding events for which the notice requirement is waived under applicable PBGC regulations, (f) neither Borrower nor any ERISA Affiliate has any liability, or is subject to any Lien, under ERISA or the Code to or on account of any Employee Plan, (g) each Employee Plan subject to ERISA and the Code complies in all material respects, both in form and operation, with ERISA and the Code, and (h) no Multiemployer Plan subject to the Code is in reorganization within the meaning of Section 418 of the Code. The present value of all benefit liabilities within the meaning of Title IV of ERISA under each Employee Plan (based on those actuarial assumptions used to fund such Employee
Plan) did not, as of the last annual valuation date for the 1999 plan year of such Plan, exceed the value of the assets of such Employee Plan, and the total present values of all benefit liabilities within the meaning of Title IV of ERISA of all Employee Plans (based on the actuarial assumptions used to fund each such Plan) did not, as of the respective annual valuation dates for the 1999 plan year of each such Plan, exceed the value of the assets of all such plans.

         7.12 Properties; Liens. Each Company has good and marketable title to all its property reflected on the Current Financials as being owned by it except for property that is obsolete or that has been disposed of in the ordinary course of business between the date of the Current Financials and the date of this agreement or, after the date of this agreement, as permitted by SECTION
9.10 or SECTION 9.11. No Lien exists on any property of any Company except Permitted Liens. No Company is party or subject to any agreement, instrument, or order which in any way restricts any Company's ability to allow Liens to exist upon any of its assets except relating to Permitted Liens.

         7.13 Government Regulations. No Company is subject to regulation under
(a) the Public Utility Holding Company Act 1935, the Federal Power Act, the Investment Company Act of 1940, the Interstate Commerce Act (as any of the preceding acts have been amended), or any other Law (other than Regulation X of the Board Governors of the Federal Reserve System) which regulates the incurrence of Debt, or (b) a "utility" as defined in Chapter 35 of the Texas Business and Commerce Code, as amended.

         7.14 Transactions with Affiliates. Except for executive compensation arrangements of Borrower, transactions with other Companies and as otherwise disclosed on SCHEDULE 7.14 or permitted by SECTION 9.6, no Company is a party to a material transaction with any of its Affiliates. For purposes of this SECTION 7.14, such transactions are "material" if they require any Company to pay over the course of such transactions, more than $5,000,000 with respect to any individual transaction.

         7.15 Debt. No Company has any Debt except Permitted Debt.

         7.16 Leases. Except as disclosed on SCHEDULE 7.8, (a) each Company enjoys peaceful and undisturbed possession under all leases necessary for the operation of its properties and assets, and (b) all material leases under which any Company is a lessee are in full force and effect.


                                                                CREDIT AGREEMENT

         7.17 Labor Matters. After consultation with executive officers of the Companies responsible for labor matters and issues, and except as disclosed on
SCHEDULE 7.17, (a) No actual or threatened strikes, labor disputes, slow downs, walkouts, work stoppages, or other concerted interruptions of operations that involve employees of any Company as of the date hereof (and, with respect to each repetition of this representation under SECTION 6, there are no such interruptions which could constitute a Material Adverse Event), (b) hours worked by and payment made to the employees of any Company or any predecessor of such Company have not been in material violation of the Fair Labor Standards Act or any other applicable Laws pertaining to labor matters, (c) all material payments due from any Company for employee health and welfare insurance, including, without limitation, workers compensation insurance, have been paid or accrued as a liability on its books, (d) the business activities and operations of each Company are materially in compliance with OSHA and other applicable health and safety Laws.

         7.18 Intellectual Property. Except as disclosed on SCHEDULE 7.18, (a) each Company owns or has the right to use all material licenses, patents, patent applications, copyrights, service marks, trademarks, trademark applications and trade names necessary to continue to conduct its businesses as presently conducted by it and proposed to be conducted by it immediately after the date of this agreement, (b) each Company is conducting its business without infringement or claim of infringement of any license, patent, copyright, service mark, trademark, trade name, trade secret or other intellectual property right of others, except where such Company is actively defending against such claim of infringement or such claim (if adversely determined) would not result in a Material Adverse Event, and (c) no infringement or claim of infringement by others of any material license, patent, copyright, service mark, trademark, trade name, trade secret or other intellectual property of any Company exists, except where such Company is actively prosecuting to cease such infringement and such infringement (if it continued unabated) would not result in a Material Adverse Event. Borrower, and each Company have an active program to identify, and protect against infringement or abandonment, their respective licenses, patents, copyrights, service marks, trademarks, trade names, trade secrets and other intellectual property.

         7.19 Insurance. Each Company maintains with financially sound, responsible, and reputable insurance companies or associations (or, as to workers' compensation or similar insurance, with an insurance fund or by self-insurance authorized by the jurisdictions in which it operates) insurance concerning its properties and businesses against such casualties and contingencies and in such types and in such amounts (and with co-insurance and deductibles) as is customary in the case of same or similar businesses.

         7.20 Full Disclosure. Each material fact or condition relating to the Loan Documents or the financial condition or prospects, business, or property of the Companies that is a Material Adverse Event has been disclosed in writing to Administrative Agent and Lenders. All information previously furnished to the Credit Parties in connection with the Loan Documents was - and all information furnished in the future by any Company to any Credit Party will be - true and accurate in all material respects or based on reasonable estimates on the date the information is stated or certified.

         7.21 Permitted Acquisitions.

                  (a) Validity. With respect to any Permitted Acquisition, each Company has (or will have on the date of the closing of such Permitted Acquisition) the power and authority under the Laws of its jurisdiction of incorporation and under its Constituent Documents to enter into and perform the related Acquisition agreement to which it is a party and all other agreements, documents, and actions required thereunder; and all actions (corporate or otherwise) necessary or

                                                                CREDIT AGREEMENT

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



         appropriate by each Company for the execution and performance of such Acquisition agreements, and all other documents, agreements, and actions required thereunder, have been taken, and, upon their execution, such Acquisition agreements will constitute the valid and binding obligation of each Company that is a party thereto, enforceable in accordance with their respective terms.

                  (b) No Violations. With respect to any Permitted Acquisition, the making and performance of the related Acquisition agreements, and all other agreements, documents, and actions required thereunder, will not violate any provision of any Laws, including all state corporate Laws and judicial precedents of the states of incorporation or formation of each Company, and will not violate any provisions of the Constituent Documents of any Company, or constitute a default under any agreement by which any Company or its respective property may be bound.

         7.22 Pari Passu Debt. Obligors will at all times ensure that the claims and rights of the Credit Parties under this agreement and the other Loan Documents will not be subordinate to, and will rank at all times at least pari passu with, all other Debt of the Companies, except with respect to the Subordinated Notes, which shall (at all times) remain subordinate and inferior to the Obligations. Obligors will not amend, modify or supplement any credit agreement, notes or other document relating to its Debt in any manner which would make them more onerous to the respective Obligor than the provisions of this agreement and the other Loan Documents as in effect from time to time.

         7.23 Contingent "Earn-Out" Payments. SCHEDULE 7.23 - as supplemented from time to time by an amendment to that schedule that is dated, executed, and delivered by Borrower to the Credit Parties with the most recently furnished Compliance Certificate under SECTION 8.1 to reflect changes in that schedule as a result of transactions permitted by the Loan Documents - describes all material contractual agreements entered into by any Company to make contingent ("earn-out") payments based on the financial performance of its Subsidiaries. For purposes of this SECTION 7.23, such transactions are "material" if they require any Company to pay over the course of such transactions, more than $5,000,000 with respect to any individual transaction.

SECTION 8 AFFIRMATIVE COVENANTS. For so long as any Lender is committed to lend or issue LCs under this agreement and until the Obligation has been fully paid and performed, Borrower covenants and agrees with the Credit Parties that, without first obtaining Administrative Agent's written notice of Required Lenders' consent to the contrary:

         8.1 Certain Items Furnished. Borrower shall furnish the following to the Administrative Agent, which will - in turn - provide to each Credit Party:

                  (a) Annual Financials, Etc. Promptly after preparation but no later than ninety (90) days after the last day of each fiscal year of Borrower, Financials showing the Companies' consolidated financial condition and results of operations as of, and for the year ended on, that last day, accompanied by (i) the opinion, without material qualification, of any nationally-recognized independent certified public accounting firm which is included within the group commonly referred to as the "Big Five"or any other such firm reasonably acceptable to Required Lenders, based on an audit using generally accepted auditing standards, that the consolidated portion of those Financials were prepared in accordance with GAAP and present fairly, in all material respects, the Companies' consolidated financial condition and results of operations, and (ii) a Compliance Certificate.

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



                  (b) Quarterly Financials, Etc. Promptly after preparation but no later than sixty (60) days after the last day of each of the first three fiscal quarters of Borrower each year, Financials showing the Companies' consolidated financial condition and results of operations for that fiscal quarter and for the period from the beginning of the current fiscal year to the last day of that fiscal quarter, accompanied by a Compliance Certificate.

                  (c) Other Reports. Promptly after preparation thereof, and if requested by Agents, true copies of all reports, statements, documents, plans and other written communications furnished by or on behalf of Borrower to its stockholders, the Securities and Exchange Commission, or the PBGC, and, if requested by Administrative Agent, any other Tribunal.

                  (d) Employee Plans. As soon as possible and within thirty (30) days after Borrower knows that any event which would constitute a reportable event under Section 4043(b) of Title IV of ERISA with respect to any Employee Plan subject to ERISA has occurred, or that the PBGC has instituted or will institute proceedings under ERISA to terminate that plan, deliver a certificate of a Responsible Officer of Borrower setting forth details as to that reportable event and the action which Borrower or an ERISA Affiliate, as the case may be, proposes to take with respect to it, together with a copy of any notice of that reportable event which may be required to be filed with the PBGC, or any notice delivered by the PBGC evidencing its intent to institute those proceedings or any notice to the PBGC that the plan is to be terminated, as the case may be. For all purposes of this section, Borrower is deemed to have all knowledge of all facts attributable to the plan administrator under ERISA.

                  (e) Other Notices. Notice - promptly after Borrower knows - of
         (i) the existence and, if requested by Administrative Agent, status of any Litigation that, if determined adversely to any Company, would be a Material Adverse Event, (ii) any change in any material fact or circumstance represented or warranted by any Company in any Loan Document, or (iii) a Default or Potential Default, specifying the nature thereof and what action the Companies have taken, are taking, or propose to take.

                  (f) Schedule and Exhibit Updates. After any of the information or disclosures provided on any of the SCHEDULES or EXHIBITS delivered pursuant to this Agreement or any Loan Documents becomes outdated or incorrect in any material respect, such revised or updated SCHEDULES or EXHIBITS as may be necessary or appropriate to update or correct such information or disclosures to be delivered with the Compliance Certificate next due.

                  (g) SEC Filings. Promptly after the filing thereof, a true, correct, and complete copy of each Form 10-K, and Form 10-Q, filed by or on behalf of any Company with the Securities and Exchange Commission to be delivered with the Compliance Certificate next due.

                  (h) Change in Ratings. Promptly upon the receipt of notice thereof, and in any event within five (5) Business Days after any change in the Moody's Rating or the S & P Rating, notice of such change.

                  (i) PART B on SCHEDULE 6. Within the days after the Closing Date specified on PART B on SCHEDULE 6, the items listed within that part of such schedule.


                                                                CREDIT AGREEMENT

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



                  (j) Other Information. Promptly upon request therefor by any Credit Party, such information (not otherwise required to be furnished under the Loan Documents) respecting the business affairs, assets, and liabilities of the Companies, and such opinions, certifications, and documents, in addition to those mentioned in this Agreement, as reasonably requested.

         8.2 Use of Credit. Borrower shall, and shall cause the Companies to, use LCs and the proceeds of Borrowings only for the purposes represented in this agreement.

         8.3 Books and Records. Each Company shall maintain books, records, and accounts necessary to prepare Financials in accordance with GAAP.

         8.4 Inspections. Each Company shall allow any Credit Party (or their respective Representatives) to inspect any of its properties, to review reports, files, and other records and to make and take away copies, to conduct tests or investigations, and to discuss any of its affairs, conditions, and finances with its other creditors, directors, officers, employees, or representatives from time to time, during reasonable business hours, or, after notice to Borrower, with any creditor of any Company.

         8.5 Taxes. Each Company shall promptly pay when due any and all Taxes except Taxes that are being contested in good faith by lawful proceedings diligently conducted, against which reserve or other provision required by GAAP has been made, and in respect of which levy and execution of any Lien sufficient to be enforced has been and continues to be stayed.

         8.6 Payment of Obligation. Each Company shall promptly pay (or renew and extend) all of its Debt as it becomes due (other than Debt owed to any Person other than Lenders, the validity or amount of which is being contested in good faith by appropriate proceedings diligently conducted and a reserve or other provision required by GAAP has been made).

         8.7 Expenses. Promptly after demand accompanied by an invoice describing the costs, fees, and expenses in reasonable detail, Borrower shall pay (a) all costs, fees, and expenses paid or incurred by Administrative Agent incident to any Loan Document (including, without limitation, the reasonable fees and expenses of Administrative Agent's counsel in connection with the negotiation, preparation, delivery, and execution of the Loan Documents and any related amendment, waiver, or consent) and (b) all reasonable costs and expenses incurred by Administrative Agent or any Lender in connection with the enforcement of the obligations of any Company under the Loan Documents or the exercise of any Rights under the Loan Documents (including, without limitation, reasonable allocated costs of in-house counsel, other reasonable attorneys' fees, and court costs), all of which are part of the Obligation, bearing interest, (if not paid within ten (10) Business Days after demand accompanied by an invoice describing the costs, fees, and expenses in reasonable detail) at the Default Rate until paid.

         8.8 Maintenance of Existence, Assets, and Business. Each Company shall
(a) maintain its corporate existence and good standing in its state of organization, (b) except where not a Material Adverse Event (i) maintain its authority to transact business and good standing in all other states, (ii) maintain all licenses, permits, and franchises (including, without limitation, Environmental Permits) necessary for its business, (iii) keep all of its material assets that are useful in and necessary to its business in good working order and condition (ordinary wear and tear excepted) and make all necessary repairs and replacements.

         8.9 Insurance. Each Company shall, at its cost and expense, maintain with financially sound, responsible, and reputable insurance companies or associations - or, as to workers' compensation or

                                                                CREDIT AGREEMENT
similar insurance, with an insurance fund or by self-insurance authorized by the jurisdictions in which it operates - insurance concerning its properties and businesses against casualties and contingencies and of types and in amounts (and with co-insurance and deductibles) as shall be reasonably satisfactory to Administrative Agent, with loss payable to Administrative Agent as its interest may appear, and provide Administrative Agent with evidence of such insurance within thirty (30) days after the Closing Date.

         8.10 Environmental Matters. Each Company shall (a) operate and manage its businesses and otherwise conduct its affairs in compliance with all Environmental Laws and Environmental Permits except to the extent noncompliance does not constitute a Material Adverse Event, (b) promptly deliver to Administrative Agent a copy of any notice received from any Tribunal alleging that any Company is not in compliance with any Environmental Law or Environmental Permit if the allegation constitutes a Material Adverse Event, and
(c) promptly deliver to Administrative Agent a copy of any notice received from any Tribunal alleging that any Company has any potential Environmental Liability if the allegation constitutes a Material Adverse Event.

         8.11     Indemnification.

                  (a) AS USED IN THIS SECTION: (i) "INDEMNITOR" MEANS BORROWER AND (PURSUANT TO THE SUBSIDIARY GUARANTY) EACH OTHER SUBSIDIARY GUARANTOR; (ii) "INDEMNITEE" MEANS ADMINISTRATIVE AGENT, EACH LENDER, EACH PRESENT AND FUTURE AFFILIATE OF ADMINISTRATIVE AGENT OR ANY LENDER, EACH PRESENT AND FUTURE REPRESENTATIVE OF ADMINISTRATIVE AGENT, ANY LENDER, OR ANY OF THOSE AFFILIATES, AND EACH PRESENT AND FUTURE SUCCESSOR AND ASSIGN OF ADMINISTRATIVE AGENT, ANY LENDER, OR ANY OF THOSE AFFILIATES OR REPRESENTATIVES; AND (iii) "INDEMNIFIED LIABILITIES" MEANS ALL PRESENT AND FUTURE, KNOWN AND UNKNOWN, FIXED AND CONTINGENT, ADMINISTRATIVE, INVESTIGATIVE, JUDICIAL, AND OTHER CLAIMS, DEMANDS, ACTIONS, CAUSES OF ACTION, INVESTIGATIONS, SUITS, PROCEEDINGS, AMOUNTS PAID IN SETTLEMENT, DAMAGES, JUDGMENTS, PENALTIES, COURT COSTS, LIABILITIES, AND OBLIGATIONS - AND ALL PRESENT AND FUTURE COSTS, EXPENSES, AND DISBURSEMENTS (INCLUDING, WITHOUT LIMITATION, ALL REASONABLE ATTORNEYS' FEES AND EXPENSES WHETHER OR NOT SUIT OR OTHER PROCEEDING EXISTS OR ANY INDEMNITEE IS PARTY TO ANY SUIT OR OTHER PROCEEDING) IN ANY WAY RELATED TO ANY OF THE FOREGOING - THAT MAY AT ANY TIME BE IMPOSED ON, INCURRED BY, OR ASSERTED AGAINST ANY INDEMNITEE AND IN ANY WAY RELATING TO OR ARISING OUT OF ANY (A) LOAN DOCUMENT, TRANSACTION CONTEMPLATED BY ANY LOAN DOCUMENT, COLLATERAL, OR REAL PROPERTY, (B) ENVIRONMENTAL LIABILITY IN ANY WAY RELATED TO ANY COMPANY, PREDECESSOR, COLLATERAL, REAL PROPERTY, OR ACT, OMISSION, STATUS, OWNERSHIP, OR OTHER RELATIONSHIP, CONDITION, OR CIRCUMSTANCE CONTEMPLATED BY, CREATED UNDER, OR ARISING PURSUANT TO OR IN CONNECTION WITH ANY LOAN DOCUMENT, OR (C) INDEMNITEE'S SOLE OR CONCURRENT ORDINARY NEGLIGENCE.

                  (b) EACH INDEMNITOR SHALL JOINTLY AND SEVERALLY INDEMNIFY EACH INDEMNITEE FROM AND AGAINST, PROTECT AND DEFEND EACH INDEMNITEE FROM AND AGAINST, HOLD EACH INDEMNITEE HARMLESS FROM AND AGAINST, AND ON DEMAND PAY OR REIMBURSE EACH INDEMNITEE FOR, ALL INDEMNIFIED LIABILITIES.

                  (c) THE FOREGOING PROVISIONS (i) ARE NOT LIMITED IN AMOUNT EVEN IF THAT AMOUNT EXCEEDS THE OBLIGATION, (ii) INCLUDE, WITHOUT LIMITATION, REASONABLE FEES

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



         AND EXPENSES OF ATTORNEYS AND OTHER COSTS AND EXPENSES OF LITIGATION OR PREPARING FOR LITIGATION AND DAMAGES OR INJURY TO PERSONS, PROPERTY, OR NATURAL RESOURCES ARISING UNDER ANY STATUTORY OR COMMON LAW, PUNITIVE DAMAGES, FINES, AND OTHER PENALTIES, AND (iii) ARE NOT AFFECTED BY THE SOURCE OR ORIGIN OF ANY HAZARDOUS SUBSTANCE, AND (iv) ARE NOT AFFECTED BY ANY INDEMNITEE'S INVESTIGATION, ACTUAL OR CONSTRUCTIVE KNOWLEDGE, COURSE OF DEALING, OR WAIVER.

                  (d) EACH INDEMNITEE IS ENTITLED TO BE INDEMNIFIED UNDER THE LOAN DOCUMENTS FOR ITS OWN NEGLIGENCE. HOWEVER, NO INDEMNITEE IS ENTITLED TO BE INDEMNIFIED UNDER THE LOAN DOCUMENTS FOR ITS OWN FRAUD, GROSS NEGLIGENCE, OR WILFUL MISCONDUCT.

                  (e) THE PROVISIONS OF AND INDEMNIFICATION AND OTHER UNDERTAKINGS UNDER THIS SECTION SURVIVE THE FORECLOSURE OF ANY LENDER LIEN OR ANY TRANSFER IN LIEU OF THAT FORECLOSURE, THE SALE OR OTHER TRANSFER OF ANY COLLATERAL OR REAL PROPERTY TO ANY PERSON, THE SATISFACTION OF THE OBLIGATION, THE TERMINATION OF THE LOAN DOCUMENTS, AND THE RELEASE OF ANY OR ALL LENDER LIENS.

         8.12 Chief Executive Office; Material Agreements. Borrower shall not relocate its chief executive office or place where its books and records are kept (except for the relocation of its books and records to Borrower's chief executive offices) unless prior thereto it gives Administrative Agent thirty
(30) days written notice of such proposed location. Each Company shall notify Administrative Agent of the occurrence of any default under any Material Agreement. In addition, no Company will (a) relocate its chief executive office or place where its books and records are kept (except for the relocation of its books and records to Borrower's chief executive offices) to a location other than that set forth in the then- effective SCHEDULE 7.3 required to be delivered in accordance with the terms of this agreement, or (b) amend, modify, surrender, impair, forfeit, cancel, or terminate, or permit the amendment, modification, surrender, impairment, forfeiture, cancellation, or termination of, any Material Agreement (other than amendments or modifications which could not, individually or collectively, be a Material Adverse Event, and cancellations or terminations of contracts when the other party thereto has defaulted thereunder).

         8.13 Environmental Laws. Each Company shall conduct its business so as to comply with all applicable Environmental Laws and shall promptly take corrective action to remedy any non-compliance with any Environmental Law, except where failure to so comply or take such action would not reasonably be expected to result in a Material Adverse Event. Each Company shall maintain a system which, in its reasonable business judgment, will assure its continued compliance with Environmental Laws.

         8.14 After-Acquired Subsidiaries. To the extent required under SECTION 5.1(a), Borrower shall, and shall cause each other Company to, cause each After-Acquired Subsidiary that is a Domestic Subsidiary, or a Subsidiary Guarantor that has converted from one organizational type to another, to become a Subsidiary Guarantor pursuant to SECTION 15.10 and to provide to Administrative Agent within thirty (30) days after such Acquisition or conversion: (a) a good standing certificate from the Secretary of State of the state of its incorporation, formation, or organization; and (b) an Officer's Certificate of such After-Acquired Subsidiary certifying (i) its Constituent Documents, (ii) resolutions of its board of directors approving and authorizing the execution, delivery, and performance of the Loan Documents to be executed by such After-Acquired Subsidiary, and (iii) signatures and incumbency of its officers executing the Loan Documents to be executed by such After-Acquired Subsidiary.

                                                                CREDIT AGREEMENT

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



SECTION 9 NEGATIVE COVENANTS. For so long as any Lender is committed to lend or issue LCs under this agreement and until the Obligation has been fully paid and performed, Borrower covenants and agrees with the Credit Parties that, without first obtaining Administrative Agent's written notice of Required Lenders' consent to the contrary:

         9.1 Payroll Taxes. No Company may use any proceeds of any Borrowing to pay the wages of employees unless a timely payment to or deposit with the United States of America of all amounts of Tax required to be deducted and withheld with respect to such wages is also made.

         9.2 Debt. No Company may have any Debt except Permitted Debt.


         9.3 Loans, Advances, Acquisitions and Investments.

                  (a) Loans and Advances. No Company may, directly or indirectly, make any loan, advance or extension of credit to, or purchase or commit to purchase any evidences of Debt of, any other Person, other than (i) advances by Borrower to a Subsidiary Guarantor;
         (ii) advances by Borrower to Foreign Subsidiaries and other Persons, subject to the dollar limitation in SECTION 2.1(c); (iii) advances by Borrower to a Subsidiary from its own funds, provided that such funds are not proceeds of Borrowings, (iv) advances by a direct Subsidiary of Borrower to its Subsidiaries from its own funds, provided that such funds are not proceeds of Borrowings, (v) advances to Borrower by a Subsidiary Guarantor, (vi) current trade and customer accounts or notes receivable which are for goods furnished or services rendered in the ordinary course of business and are payable in accordance with customary trade terms, (vii) notes received by a Company as consideration from an asset disposition permitted under SECTION 9.10, and (viii) loans, advances, or extensions of credit existing on the Closing Date and identified on SCHEDULE 9.2.

                  (b) Acquisitions and Investments. No Company may, directly or indirectly, make any investment in, or purchase or commit to purchase any Stock, or interests in, or assets of any other Person (including, but not limited to, any new Subsidiary of any of the Companies), or merge or consolidate with any Person, other than (i) marketable direct obligations issued or unconditionally guaranteed by the United States Government or issued by an agency thereof and backed by the full faith and credit of the United States of America; (ii) marketable direct obligations issued by any state of the United States of America or any political subdivision of any such state or any public instrumentality thereof and, at the time of acquisition, having an investment grade rating obtainable from either Moody's or S&P, and not listed in Credit Watch published by S&P; (iii) commercial paper, other than commercial paper issued by a Company, maturing no more than ninety (90) days after the date of creation thereof and, at the time of acquisition, having an investment grade rating from either S&P or Moody's; (iv) investment grade domestic and eurodollar certificates of deposit or time deposits or bankers' acceptances maturing within one year after the date of acquisition thereof issued by any commercial bank organized under the laws of the United States of America or any state thereof or the District of Columbia having combined capital and surplus of not less than $250,000,000; (v) Borrower's repurchases of its common Stock permitted under SECTION 9.9; (vi) common Stock for which there is a public market; (vii) variable rate preferred stock, auction market preferred stock, remarketed preferred stock, and preferred stock funds having an investment grade rating from either Moody's or S&P; (viii) variable rate demand notes or variable rate demand bonds having an investment grade rating from either Moody's or S&P; (ix) repurchase agreements collateralized with instruments or securities described in CLAUSES (i) through (viii) of this SECTION 9.3(b); (x) other instruments having an

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



         investment grade rating from either Moody's or S&P; (xi) money market funds, mutual funds or other funds that invest in instruments or securities described in CLAUSES (i) through (x) of this SECTION 9.3(b);
         (xii) any merger or consolidation of a Subsidiary into another Subsidiary or into Borrower or liquidation, dissolution or conversion of a Subsidiary; (xiii) Subsidiary Guarantors; (xiv) Non-Guaranteeing Subsidiaries provided that the amount of investments in Non-Guaranteeing Subsidiaries does not at any time exceed (A) five percent (5%) of the Total Commitment with respect to any individual Non-Guaranteeing Subsidiary, and (B) ten percent (10%) of the Total Commitment with respect to the aggregate of all such Non-Guaranteeing Subsidiaries; (xv) After- Acquired Subsidiaries acquired pursuant to Permitted Acquisitions; (xvi) Subsidiaries formed after the Closing Date provided that each such Subsidiary complies with SECTION 8.14; and
         (xvii) Voting Stock acquired by any Company in any other entity provided that the aggregate consideration paid (whether in the form of cash or services or Stock) for such Voting Stock does not at any time exceed 20% of the Total Net Worth.

         9.4 Liens. No Company may (a) create, incur, or suffer or permit to be created or incurred or to exist any Lien upon any of its assets except Permitted Liens or (b) enter into or permit to exist any arrangement or agreement that directly or indirectly prohibits any Company from creating or incurring any Lien on any of its assets (i) except the Loan Documents, (ii) any lease that places a Lien prohibition on only the property subject to that lease, and (iii) arrangements and agreements that apply only to property subject to Permitted Liens.

         9.5 Employee Plans. Except as disclosed on SCHEDULE 7.11 or where not a Material Adverse Event, no Company may permit any of the events or circumstances described in SECTION 7.11 to exist or occur.

         9.6 Transactions with Affiliates. Except for executive compensation arrangements of Borrower, and as disclosed on SCHEDULE 7.14, no Company may, directly or indirectly, enter into any material transaction (including, without limitation, the sale or exchange of property or the rendering of service) with any of its Affiliates (who are not Companies), other than transactions in the ordinary course of business and upon fair and reasonable terms no less favorable than could be obtained in an arm's-length transaction with a Person that was not its Affiliate. For purposes of this SECTION 9.6, such transactions are "material" if they require any Company to pay over the course of such transactions more than $5,000,000 with respect to any individual transaction.

         9.7 Compliance with Laws and Documents. No Company may (a) violate the provisions of any Laws (including, without limitation, OSHA and Environmental
Laws) applicable to it or of any material agreement to which it is a party if that violation alone, or when aggregated with all other violations, would be a Material Adverse Event, (b) violate in any material respect any provision of its charter or bylaws, or (c) repeal, replace, or amend any provision of its charter or bylaws if that action would be a Material Adverse Event.

         9.8 Issuance of Securities.

                  (a) Borrower may not permit any Subsidiary to, directly or indirectly, issue, sell, or otherwise dispose of any carrying Rights, warrants, options or other Rights to subscribe for or purchase any such shares, other than (i) Rights under existing employee stock option plans of any Subsidiary or such Subsidiary employee stock option plans which are hereafter created in the ordinary course of business, and
         (ii) any warrants, options, or other acquisition Rights of any

                                                                CREDIT AGREEMENT

         Person that could not result in the holders of such warrants, options, or other acquisition Rights owning, in the aggregate, at least 15% of the outstanding shares of capital stock.

                  (b) Borrower may not, nor may Borrower permit any Subsidiary to, directly or indirectly, issue, sell, or otherwise dispose of any shares of Stock of any Subsidiary of any class, or any securities convertible into or exchangeable for any such shares, unless (i) such Subsidiary is a Subsidiary Guarantor, and, after giving effect to such issuance, sale, or disposition, such Subsidiary will continue to be a Subsidiary of Borrower, or (ii) such issuance, sale or other disposition is a Permitted IPO, all of which Permitted IPOs must occur, if they occur, within a single quarterly fiscal period of Borrower prior to the Termination Date.

         9.9 Distributions. No Company may declare, make, or pay any Distribution except that: (a) Borrower may declare or pay any dividend on or with respect to any of its Stock during any fiscal year, (i) if no Default has occurred prior to such declaration or payment, (ii) such dividend is payable in the form of capital stock of the Borrower, and (iii) if such dividend is payable in cash, such payment or dividend when aggregated with all other payments and dividends made during such fiscal year would not exceed an amount equal to 50% of Borrower's net income for the preceding fiscal year; (b) Borrower may purchase, or declare its intent to purchase, its common Stock if (i) no Default or Potential Default has occurred prior to such purchase or declaration, and
(ii) the aggregate amount of all such purchases since the Closing Date never exceeds $100,000,000; and (c) Subsidiaries may declare dividends (subject to applicable Law), or make cash advances to Borrower from time to time.

         9.10 Disposition of Assets. No Company may, directly or indirectly, sell, lease, or otherwise dispose of all or any substantial or material assets, other than (a) sales of inventory in the ordinary course of business, (b) sales of equipment for a fair and adequate consideration, provided that if any such equipment is sold, and a replacement is necessary for the proper operation of the business of such Company, such Company will replace such equipment, (c) the sale, assignment, transfer or other disposition of percentage interests in the Receivables Program Assets pursuant to any Accounts Receivables Financing approved in an advance by the Agents (in their sole discretion, not unreasonably withheld), so long as the aggregate Accounts Receivable Financing Amount payable from the Receivables Program Assets to the purchasers under all such Accounts Receivables Financings does not exceed $125,000,000, (d) other dispositions of assets (including, but not limited to, sales or dispositions of Subsidiary Stock) which do not in the aggregate: (i) exceed for the period commencing on the Closing Date through and including June 30, 2001, thirty percent (30%) of Borrower's Net Worth or, during such period, result in a decrease in Borrower's Adjusted EBITDA by an amount that exceeds ten percent (10%) of Adjusted EBITDA at the beginning of such period; and (ii) exceed, for each fiscal year thereafter, ten percent (10%) of Borrower's Net Worth, and (e) a Permitted IPO permitted under SECTION 9.8(b).

         9.11 Mergers, Consolidations, and Dissolutions. Except as may be permitted under SECTION 9.3, 9.8(b) or 9.10, no Company may liquidate, wind up, or dissolve or merge or consolidate with any other Person.

         9.12 Assignment. No Company may assign or transfer any of its Rights, duties, or obligations under any of the Loan Documents.

         9.13 Fiscal Year and Accounting Methods. No Company may change its fiscal year more than once during the term of this agreement (except that a Subsidiary may change its fiscal year at any time to match Borrower's fiscal year), and then only after giving written notice of its intent to make such change

                                                                CREDIT AGREEMENT

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



to Administrative Agent. No Company shall change its method of accounting (other than changes with which the Company's auditors have concurred, or immaterial changes in methods).

         9.14 New Businesses. No Company may, directly or indirectly, engage in any business which is substantially different from the businesses in which it is presently engaged, and each Company shall continue to conduct the businesses in which it is presently engaged in substantially the same fashion (including, without limitation, its contracts for compute cycles), other than the engagement of a Company in a new business (through an acquisition of an existing business otherwise permitted under the terms of this agreement or the formation of a de novo business otherwise permitted under the terms of this agreement) which does not require: (a) any individual expenditure or investment by the Companies in excess of an amount equal to 7.5% of the consolidated assets of the Companies immediately prior thereto and which does not involve a business which in the immediately preceding 12 calendar months had gross revenues in excess of an amount equal to 20% of the consolidated gross revenues of the Companies during such period; or (b) an aggregate expenditure or investment by the Companies in excess of an amount equal to (i) 10% of the consolidated assets of the Companies, or (ii) 30% of gross revenues of the Companies for the Rolling Period, both of which (consolidated assets and gross revenues) shall be determined as of the most recent quarterly Financials delivered under SECTION
8.1 prior to such expenditure or investment.

         9.15 Government Regulations. No Company may conduct its business in such a way that it will become (a) subject to regulation under the Public Utility Holding Company Act of 1935, the Federal Power Act, the Investment Company Act of 1940, the Interstate Commerce Act (as any of the preceding acts have been amended), or any other Law (other than Regulation X of the Board of Governors of the Federal Reserve System) which regulates the incurrence of Debt, or (b) a "utility" as defined in Chapter 35 of the Texas Business and Commerce Code, as amended.

         9.16 Strict Compliance. No Company may indirectly do anything that it may not directly do under any covenant in any Loan Document.

         9.17 Deposit of Borrowings. Borrower may not deposit proceeds of Borrowings in any Settlement Aggregation Account.

         9.18 Prepayments of Subordinated Notes. Borrower may not prepay or cause to be prepaid any principal of, or any interest on, any of the Subordinated Notes except (a) exchanges of Subordinated Notes for other Subordinated Notes, (b) conversions of Debt under the Subordinated Notes to equity of Borrower that is not mandatorily redeemable, and (c) cash redemptions of Subordinated Notes the aggregate amount of which never exceeds $3,000,000.

         9.19 Changes Relating to Subordinated Notes. Borrower may not agree to any change or amendment to the terms of the Subordinated Notes (or any indenture or agreement in connection therewith) if the effect of such change or amendment is to: (a) increase the interest rate on the Subordinated Notes, (b) change the dates upon which payments of principal or interest are due on the Subordinated Notes other than to extend such dates, (c) change any default or event of default or covenant other than to delete or make less restrictive any default or covenant provision therein, or add any covenant with respect to the Subordinated Notes, (d) change the redemption or prepayment provisions of such the Subordinated Notes other than to extend the dates therefor or to reduce the premiums payable in connection therewith, (e) grant any security, collateral or guaranty to secure payment of the Subordinated Notes, or (f) change or amend any other term if such change or amendment would materially increase the obligations of the obligor or

                                                                CREDIT AGREEMENT

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



confer additional material rights to the holder of the Subordinated Notes in a manner adverse to Borrower, Administrative Agent, or any Lender.

SECTION 10 FINANCIAL COVENANTS. For so long as any Lender is committed to lend or issue LCs under this agreement and until the Obligation has been fully paid and performed, Borrower covenants and agrees with Administrative Agent and Lenders that, without first obtaining Administrative Agent's written notice of Required Lenders' consent to the contrary, it may not directly or indirectly permit:

         10.1 Net Worth. The Companies' Net Worth - determined as of the last day of each fiscal quarter of Borrower - to be less than the sum of (a) $500,000,000, plus (b) 75% of the Companies' cumulative net income (without deduction for losses) commencing with the fiscal quarter ending immediately after the Closing Date, plus (c) fifty percent (50%) of the gross proceeds of any Subject Securities Issuance occurring following the Closing Date, plus (d) the net proceeds of any Permitted IPO occurring after the Closing Date and in compliance with SECTION 9.8(b).

         10.2 Funded Debt/Adjusted EBITDA Ratio. The Funded Debt/Adjusted EBITDA Ratio to ever be more than 3.00 to 1.00.

         10.3 Fixed-Charge Coverage. The Fixed-Charge Coverage Ratio for the most recently completed four fiscal quarters of Borrower as of the last day of each fiscal quarter of Borrower to ever be less than 1.25 to 1.00.

SECTION 11 DEFAULT. The term "DEFAULT" means the occurrence of any one or more of the following:

         11.1 Payment of Obligation. The failure or refusal of any Obligor to pay any portion of the Obligation, as the same becomes due in accordance with the terms of the Loan Documents.

         11.2 Covenants. Any Company's failure or refusal to punctually and properly perform, observe, and comply with any covenant (other than covenants to pay the Obligation), agreement or condition applicable to it contained in any of the Loan Documents:

                  (a) In SECTIONS 8.1 through 8.4, 8.7, 8.8, 8.10 through 8.14,
         9.3(b), 9.6, 9.8 through 9.13, and 9.15 through 9.19; or

                  (b) In SECTIONS 10.1, 10.2, OR 10.3, and that failure or refusal continues for twenty (20) Business Days after any Company has knowledge thereof (or for a period of twenty (20) days after knowledge of such failure or refusal would normally have come to the attention of the chief financial officer of such Company in the ordinary course of business); or

                  (c) In SECTIONS 5.1, 8.5, 8.6, 8.9, 9.3(a), 9.4, 9.5, 9.7,
         9.14, or, if such Debt has been assumed in connection with an Acquisition, SECTION 9.2, and that failure or refusal continues for thirty (30) days after any Company has knowledge thereof (or for a period of thirty (30) days after knowledge of such failure or refusal would normally have come to the attention of the chief financial officer of such Company in the ordinary course of business); or

                  (d) Any other covenant, agreement or condition other than covenants listed in CLAUSES (a) - (c) preceding, and such failure or refusal continues for a period of ten (10) days after any

                                                                CREDIT AGREEMENT

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



         Company has knowledge thereof (or for a period of ten (10) days after knowledge of such failure or refusal would normally have come to the attention of the chief financial officer of such Company in the ordinary course of business).

         11.3 Debtor Relief. Borrower or any other Company (other than those Companies disclosed on SCHEDULE 7.7) shall not be Solvent, or any Company (a) fails to pay its Debts generally as they become due, (b) voluntarily seeks, consents to, or acquiesces in the benefit of any Debtor Laws, or (c) becomes a party to or is made the subject of any proceeding provided for by any Debtor Laws, other than as a creditor or claimant, that could suspend or otherwise adversely affect the Rights of any Credit Party granted in the Loan Documents (unless, in the event such proceeding is involuntary, the petition instituting same is dismissed within sixty (60) days after its filing).

         11.4 Attachment. The failure of any Company to have discharged within thirty (30) days after commencement any attachment, sequestration, or similar proceeding against any asset which is material to the Companies as a consolidated entity.

         11.5 Payment of Judgments. Any Company fails to pay any final, non-appealable judgment or order for the payment of money in excess of $20,000,000 rendered against it or any of its assets and enforcement proceedings shall have been commenced by any creditor upon any such judgment or order and remain unstayed. Notwithstanding the foregoing sentence, it shall not be a Default if the validity or amount of such judgment or order is being contested in good faith by lawful proceedings diligently conducted and a reserve or other provision required by GAAP has been made.

         11.6 Government Action. Where it is a Material Adverse Event - from and after the Closing Date and individually or collectively for all of the Companies
- (a) a final non-appealable order is issued by any Tribunal (including, but not limited to, the United States Justice Department) seeking to cause any Company to divest a significant portion of its assets under any antitrust, restraint of trade, unfair competition, industry regulation, or similar Laws, or (b) any Tribunal condemning, seizing, or otherwise appropriating, or taking custody or control of all or any substantial portion of the assets of the Companies, as a consolidated entity.

         11.7 Misrepresentation. Any material representation or warranty made by any Company in any Loan Document at any time proves to have been materially incorrect when made.

         11.8 Ownership of Companies. Except as may be otherwise provided in this agreement:

                  (a) One or more Companies fail to own, beneficially and of record, with power to vote, 100% of the issued and outstanding shares of Voting Stock (or similar voting interests) of the Wholly-Owned Subsidiaries.

                  (b) For Borrower's Subsidiaries that are not Wholly-Owned Subsidiaries, (i) one or more Companies fail to own, beneficially and of record, with power to vote, more than 50% (or at least the percentage reflected on SCHEDULE 7.3) of the issued and outstanding Voting Stock (or similar voting interests) of such Subsidiaries sufficient to constitute control of such Subsidiary, or (ii) such Subsidiaries incur Debt to any Person other than Permitted Debt.


                                                                CREDIT AGREEMENT

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



         11.9 Change of Control of Borrower. The individuals who, as of the date of this agreement, constitute the members of Borrower's board of directors (for purposes of this SECTION 11.9, the "INCUMBENT BOARD") do not constitute or cease for any reason to constitute at least 66 2/3% of:

                  (a) Borrower's board of directors; or

                  (b) The surviving corporation's board of directors in the event of any merger or consolidation (if permitted by SECTION 9.3(b)) involving Borrower; or

                  (c) The controlling entity's board of directors, the comparable body if there is no board of directors, or voting control if there is no comparable body, in the event that the surviving corporation under CLAUSE (b) above is directly or indirectly controlled by that entity.

         For purposes of this SECTION 11.9, any individual who becomes a member of the board of directors or comparable body or who obtains a voting interest, as applicable under CLAUSES (a), (b), or (c) above, after the date of this agreement and whose appointment to the board, or nomination for election, was
(i) approved or ratified by a vote of the individuals comprising at least 50% of the then incumbent board, or (ii) who was appointed by the chairman of the board, shall thereafter be deemed to be a member of the incumbent board.

         11.10 Other Funded Debt. In respect of any Debt (other than the Obligation and the Debt evidenced by the Subordinated Notes) individually or collectively of at least $10,000,000 (a) any default or other event or condition occurs or exists (other than a mandatory prepayment as a result of disposition of assets if permitted by the Loan Documents) beyond the applicable grace or cure period (and solely with respect to the Debt set forth in ITEMS 2 and 4 of SCHEDULE 9.2, such default or other event or condition continues for twenty (20) Business Days beyond such grace or cure period) the effect of which is to cause or to permit any holder of that Funded Debt to cause, whether or not it elects to cause, any of that Funded Debt to become due before its stated maturity or regularly scheduled payment dates, or (b) any of that Debt is declared to be due and payable or required to be prepaid by any Company before its stated maturity (and solely with respect to the Debt set forth in ITEMS 2 and 4 of SCHEDULE 9.2, such prepayment is not made by Borrower within twenty (20) Business Days after such guaranty is called). Notwithstanding the foregoing sentence, it shall not be a Default if (y) either (i) the validity or amount of such accelerated Debt is being contested in good faith by lawful proceedings diligently conducted, or
(ii) a nonappealable judgment has been entered against any Company with respect to such Debt, and such judgment is satisfied within ninety (90) days after it is entered, and (z) a reserve or other provision required by GAAP has been made.

         11.11 SEC Reporting Requirements. Borrower fails to comply with any applicable reporting requirements of the Securities Exchange Act of 1934, for which the failure to report would constitute a Material Adverse Event.

         11.12 Validity and Enforceability. Once executed, this agreement (including, but not limited to, the Subsidiary Guaranty), any Note, any LC Agreement, or any Security Document ceases to be in full force and effect in any material respect or is declared to be null and void or its validity or enforceability is contested in writing by any Company party to it or any Company party to it denies in writing that it has any further liability or obligations under it except in accordance with that document's express provisions or as the appropriate parties under SECTION 14.8 below may otherwise agree in writing.


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



         11.13 LCs. The validity or enforceability of any LC or any provision of this agreement relating to the LC or the LC Exposure shall be contested by any Company, or a proceeding shall be commenced by any Tribunal seeking to establish the invalidity or unenforceability thereof, or Borrower shall deny that it or any other Company has any or further liability or obligation under this agreement relating to any Letters of Credit and any LC Exposure, or Administrative Agent is served with or otherwise subject to a court order, injunction, or other process or decree restraining or seeking to restrain it from paying any amount under any LC and either (a) a drawing has occurred under the LC, and Borrower has refused to reimburse Issuing Lender for payment, or (b) the expiration date of the LC has occurred, but the Right of the beneficiary to draw under the LC has been extended past the Maturity Date in connection with the pendency of the related court action or proceeding, and Borrower has failed to deposit with Administrative Agent cash collateral in an amount equal to Issuing Lender's maximum exposure under the LC.

         11.14 Material Agreements.


                  (a) The occurrence of a default under the ATM Credit
         Agreement.

                  (b) The occurrence of a default under any other Material Agreement (other than any Material Agreement described in SECTION 11.16) which results in the acceleration of payment of any amounts payable by any Company in excess of $10,000,000. Notwithstanding the foregoing sentence, it shall not be a default if (y) either (i) the validity or amount of such accelerated payment is being contested in good faith by lawful proceedings diligently conducted, or (ii) a nonappealable judgment has been entered against any Company with respect to such Debt, and such judgment is satisfied within ninety (90) days after it is entered, and (z) a reserve or other provision required by GAAP has been made.

         11.15 Material Adverse Event. The occurrence of any Material Adverse Event, and the situation giving rise thereto is not corrected to the satisfaction of Administrative Agent and Lenders within twenty (20) days after notice thereof from Administrative Agent to Borrower.

         11.16 Subordinated Notes. The occurrence of a default or event of default or Borrower's receipt of notice of a default or event of default under any of the Subordinated Notes or any Indenture or other agreement, document, or instrument executed and delivered in connection with the issuance of the Subordinated Notes.

         11.17 Employee Benefit Plans. If any of the following constitute a Material Adverse Event:


                  (a) A "Reportable Event" or "Reportable Events," or a failure to make a required installment or other payment (within the meaning of Section 412(n)(1) of the Code), shall have occurred with respect to any Employee Plan or Plans that is expected to result in liability of Borrower to the PBGC or to an Employee Plan; or

                  (b) Borrower or any ERISA Affiliate has provided to any affected party a sixty (60) day notice of intent to terminate an Employee Plan pursuant to a distress termination in accordance with
         Section 4041(c) of ERISA if the liability expected to be incurred as a result of such termination will exceed $1,000,000.00; or

                  (c) A trustee shall be appointed by a United States district court to administer any such Employee Plan; or

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



                  (d) the PBGC shall institute proceedings (including giving notice of intent thereof) to terminate any such Employee Plan; or

                  (e) (i) Borrower or any ERISA Affiliate shall have been notified by the sponsor of a Multiemployer Plan that it has incurred withdrawal liability (within the meaning of section 4201 of ERISA) to such Multiemployer Plan, (ii) Borrower or such ERISA Affiliate does not have reasonable grounds for contesting such withdrawal liability or is not contesting such withdrawal liability in a timely and appropriate manner and (iii) the amount of such withdrawal liability specified in such notice, when aggregated with all other amounts required to be paid to Multiemployer Plans in connection with withdrawal liabilities (determined as of the date or dates of such notification), exceeds $1,000,000.00; or

                  (f) Borrower or any ERISA Affiliate shall have been notified by the sponsor of a Multiemployer Plan that such Multiemployer Plan is in reorganization or is being terminated, within the meaning of Title IV of ERISA, if solely as a result of such reorganization or termination the aggregate annual contributions of Borrower and its ERISA Affiliates to all Multiemployer Plans that are then in reorganization or have been or are being terminated have been or will be increased over the amounts required to be contributed to such Multiemployer Plans for their most recently completed plan years by an amount exceeding $1,000,000.00.

SECTION 12 RIGHTS AND REMEDIES.


         12.1 Remedies Upon Default.


                  (a) Debtor Relief. If a Default exists under SECTION 11.3, the commitment to extend credit under this agreement automatically terminates, and the entire unpaid balance of the Obligation automatically becomes due and payable without any action of any kind whatsoever.

                  (b) Other Defaults. If any Default exists, subject to the terms of SECTION 13.5(b), Administrative Agent may (with the consent of, and must, upon the request of, Required Lenders), do any one or more of the following: (i) if the maturity of the Obligation has not already been accelerated under SECTION 12.1(a), declare the entire unpaid balance of all or any part of the Obligation immediately due and payable, whereupon it is due and payable; (ii) terminate the commitments of Lenders to extend credit under this agreement; (iii) reduce any claim to judgment; (iv) demand payment of an amount equal to the LC Exposure then existing and retain as collateral for the LC Exposure any amounts received from any Company, from any property of any Company, through offset, or otherwise; and (v) exercise any and all other legal or equitable Rights afforded by the Loan Documents, by applicable Laws, or in equity.

                  (c) Offset. If a Default exists, to the extent permitted by applicable Law, each Lender may exercise the Rights of offset and banker's lien against each and every account (excluding Settlement Aggregation Accounts) and other property, or any interest therein, which any Company may now or hereafter have with, or which is now or hereafter in the possession of, that Lender to the extent of the full amount of the Obligation owed to that Lender.

         12.2 Company Waivers. To the extent permitted by Law, each Obligor waives presentment and demand for payment, protest, notice of intention to accelerate, notice of acceleration, and notice of protest and nonpayment, and agrees that its liability with respect to all or any part of the Obligation is not affected

                                                                CREDIT AGREEMENT

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



by any renewal or extension in the time of payment of all or any part of the Obligation, by any indulgence, or by any release or change in any security for the payment of all or any part of the Obligation.

         12.3 Performance by Administrative Agent. If any Company's covenant, duty, or agreement is not performed in accordance with the terms of the Loan Documents, Administrative Agent may, while a Default exists, at its option (but subject to the approval of Required Lenders), perform or attempt to perform that covenant, duty, or agreement on behalf of that Company (and any amount expended by Administrative Agent in its performance or attempted performance is payable by the Obligors, jointly and severally, to Administrative Agent on demand, becomes part of the Obligation, and bears interest at the Default Rate from the date of Administrative Agent's expenditure until paid). However, Administrative Agent does not assume and shall never have, except by its express written consent, any liability or responsibility for the performance of any Company's covenants, duties, or agreements.

         12.4 Not in Control. Nothing in any Loan Documents gives or may be deemed to give to any Credit Party the Right to exercise control over any Company's Real Property, other assets, affairs, or management or to preclude or interfere with any Company's compliance with any Law or require any act or omission by any Company that may be harmful to Persons or property. Any "Material Adverse Event" or other materiality or substantiality qualifier of any representation, warranty, covenant, agreement, or other provision of any Loan Document is included for credit documentation purposes only and does not imply or be deemed to mean that any Credit Party acquiesces in any non-compliance by any Company with any Law, document, or otherwise or does not expect the Companies to promptly, diligently, and continuously carry out all appropriate removal, remediation, compliance, closure, or other activities required or appropriate in accordance with all Environmental Laws. The Credit Parties' powers are limited to the Rights provided in the Loan Documents. All of those Rights exist solely - and may be exercised in any manner calculated by Administrative Agent or Lenders in their respective good faith business judgment
- to preserve and protect collateral, Lender Liens and to assure payment and performance of the Obligation.

         12.5 Course of Dealing. The acceptance by any Credit Party of any partial payment on the Obligation is not a waiver of any Default then existing. No waiver by Administrative Agent, Required Lenders, or any other Credit Party of any Default is a waiver of any other then-existing or subsequent Default. No delay or omission by Administrative Agent, Required Lenders, or any other Credit Party in exercising any Right under the Loan Documents impairs that Right or is a waiver thereof or any acquiescence therein, nor will any single or partial exercise of any Right preclude other or further exercise thereof or the exercise of any other Right under the Loan Documents or otherwise.

         12.6 Cumulative Rights. All Rights available to any Credit Party under the Loan Documents are cumulative of and in addition to all other Rights granted to any Credit Party at law or in equity, whether or not the Obligation is due and payable and whether or not any Credit Party has instituted any suit for collection, foreclosure, or other action in connection with the Loan Documents.

         12.7 Application of Proceeds. Any and all proceeds ever received by any Credit Party from the exercise of any Rights pertaining to the Obligation shall be applied to the Obligation according to SECTION 3.

         12.8 Certain Proceedings. Borrower shall promptly execute and deliver, or cause the execution and delivery of, all applications, certificates, instruments, registration statements, and all other documents and papers reasonably requested by any Credit Party in connection with the obtaining of any consent,

                                                                CREDIT AGREEMENT

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



approval, registration (other than securities Law registrations), qualification, permit, license, or authorization of any Tribunal or other Person necessary or appropriate for the effective exercise of any Rights under the Loan Documents. Because Borrower agrees that any Credit Party's remedies at Law for failure of Borrower to comply with the provisions of this section would be inadequate and that failure would not be adequately compensable in damages, Borrower agrees that the covenants of this section may be specifically enforced.

         12.9 Expenditures by Lenders. Any sums spent by any Credit Party in the exercise of any Right under any Loan Document is payable by the Companies to Administrative Agent within five (5) Business Days after demand, becomes part of the Obligation, and bears interest at the Default Rate from the date spent until the date repaid.

         12.10 Diminution in Value of Collateral. Neither Administrative Agent nor any Lender has any liability or responsibility whatsoever for any diminution in or loss of value of any collateral now or in the future securing payment or performance of any of the Obligation (other than diminution in or loss of value caused by their or its own gross negligence or willful misconduct).

         12.11 Expenses; Indemnification.

                  (a) Borrower agrees to pay on demand all costs and expenses of Administrative Agent in connection with the syndication, preparation, execution, delivery, administration, modification, and amendment of this Agreement, the other Loan Documents, and the other documents to be delivered hereunder, including, without limitation, the reasonable fees and expenses of counsel for Administrative Agent (including the cost of internal counsel) with respect thereto and with respect to advising Administrative Agent as to its Rights and responsibilities under the Loan Documents. Borrower further agrees to pay on demand all costs and expenses of the Credit Parties, if any (including, without limitation, reasonable attorneys' fees and expenses and the cost of internal counsel), in connection with the enforcement (whether through negotiations, legal proceedings, or otherwise) of the Loan Documents and the other documents to be delivered hereunder.

                  (b) Borrower agrees to indemnify and hold harmless the Credit Parties and each of their respective Affiliates and their respective officers, directors, employees, agents, and advisors (each, an "INDEMNIFIED PARTY") from and against any and all claims, damages, losses, liabilities, costs, and expenses (including, without limitation, reasonable attorneys' fees) that may be incurred by or asserted or awarded against any Indemnified Party, in each case arising out of or in connection with or by reason of (including, without limitation, in connection with any investigation, litigation, or proceeding or preparation of defense in connection therewith) the Loan Documents, any of the transactions contemplated herein or the actual or proposed use of the proceeds of the Obligation (INCLUDING ANY OF THE FOREGOING ARISING FROM THE NEGLIGENCE OF THE INDEMNIFIED PARTY), except to the extent such claim, damage, loss, liability, cost, or expense is found in a final, non-appealable judgment by a court of competent jurisdiction to have resulted from such Indemnified Party's gross negligence or willful misconduct. In the case of an investigation, litigation, or other proceeding to which the indemnity in this SECTION
         12.11 applies, such indemnity shall be effective whether or not such investigation, litigation, or proceeding is brought by any Company, its directors, shareholders, or creditors or an Indemnified Party or any other Person or any Indemnified Party is otherwise a party thereto and whether or not the transactions contemplated hereby are consummated. Borrower agrees not to assert any claim against the Credit Parties or any of their respective Affiliates or any of their respective directors,

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         officers, employees, attorneys, agents, and advisers, on any theory of liability, for special, indirect, consequential, or punitive damages arising out of or otherwise relating to the Loan Documents, any of the transactions contemplated herein or the actual or proposed use of the proceeds of any Borrowing.

                  (c) No Credit Party or any Affiliate, officer, director, employee, attorney, or agent of any Credit Party shall be liable for any error of judgment or act done in good faith, or be otherwise liable or responsible under any circumstances whatsoever (INCLUDING SUCH PERSON'S NEGLIGENCE), except for such Person's gross negligence or willful misconduct. No Credit Party or any Affiliate, officer, director, employee, attorney, or agent of any Credit Party shall have any liability with respect to, and each Company hereby waives, releases, and agrees not to sue any of them upon, any claim for any special, indirect, incidental, or consequential damage suffered or incurred by any Company or any of its Affiliates in connection with, arising out of, or in any way related to this Agreement or any of the other Loan Documents, or any of the transactions contemplated by this Agreement or any of the other Loan Documents. Each Company hereby waives, releases, and agrees not to sue any Credit Party or any Affiliate, officer, director, employee, attorney, or agent of any Credit Party for exemplary or punitive damages in respect of any claim in connection with, arising out of, or in any way related to this Agreement or any of the other Loan Documents, or any of the transactions contemplated by this Agreement or any of the other Loan Documents.

                  (d) Without prejudice to the survival of any other agreement of Borrower hereunder, the agreements and obligations of Borrower contained in this SECTION 12.11 shall survive the payment in full of the Obligation and all other amounts payable under this Agreement.

SECTION 13 ADMINISTRATIVE AGENT AND LENDERS.


         13.1 Administrative Agent.


                  (a) Appointment. Each Lender appoints Administrative Agent (including, without limitation, each successor to the Administrative Agent in accordance with this SECTION 13) as its nominee and agent to act in its name and on its behalf (and Administrative Agent and each such successor accepts that appointment): (i) to act as its nominee and on its behalf in and under all Loan Documents; (ii) to arrange the means whereby its funds are to be made available to Borrower under the Loan Documents; (iii) to take any action that it properly requests under the Loan Documents (subject to the concurrence of other Lenders as may be required under the Loan Documents); (iv) to receive all documents and items to be furnished to it under the Loan Documents; (v) to be the secured party, mortgagee, beneficiary, recipient, and similar party in respect of any collateral for the benefit of Lenders; (vi) to promptly distribute to it all material information, requests, documents, and items received from Borrower under the Loan Documents;
         (vii) to promptly distribute to it its ratable part of each payment or prepayment (whether voluntary, as proceeds of collateral upon or after foreclosure, as proceeds of insurance thereon, or otherwise) in accordance with the terms of the Loan Documents; and (viii) to deliver to the appropriate Persons requests, demands, approvals, and consents received from it. However, Administrative Agent is not required to take any action that exposes Administrative Agent to personal liability or that is contrary to any Loan Document or applicable Law.


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                  (b) Successor. Administrative Agent may assign all of its
         Rights and obligations as Administrative Agent under the Loan Documents to any of its Affiliates, which Affiliate shall then be the successor Administrative Agent under the Loan Documents. Administrative Agent may also voluntarily resign and shall resign upon the request of Required Lenders for cause (i.e., Administrative Agent is continuing to fail to perform its responsibilities under the Loan Documents). If the initial, or any successor to, Administrative Agent ever ceases to be a party to this agreement or if either of the initial, or any successor to, Administrative Agent ever resigns (whether voluntarily or at the request of Required Lenders), then Required Lenders shall appoint a successor to Administrative Agent from among Lenders (other than the resigning Administrative Agent). If Required Lenders fail to appoint a successor to such Administrative Agent within thirty (30) days after the resigning Administrative Agent has given notice of resignation or Required Lenders have removed the resigning Administrative Agent, then the resigning Administrative Agent may, on behalf of Lenders, appoint a successor Administrative Agent, that (i) must be a commercial bank having a combined capital and surplus of at least $1,000,000,000 (as shown on its most recently published statement of condition), and (ii) must be consented to by Borrower, which consent shall not be unreasonably delayed or withheld. Upon its acceptance of appointment as successor Administrative Agent, the successor Administrative Agent succeeds to and becomes vested with all of the Rights of the prior Administrative Agent, and the prior Administrative Agent is discharged from its duties and obligations as Administrative Agent under the Loan Documents, and each Lender shall execute the documents that any Lender, the resigning or removed Administrative Agent, or the successor Administrative Agent reasonably request to reflect the change. After Administrative Agent's resignation or removal as Administrative Agent under the Loan Documents, the provisions of this section inure to its benefit as to any actions taken or not taken by it while it was Administrative Agent under the Loan Documents.

                  (c) Rights as Lender. Administrative Agent, in its capacity as a Lender, has the same Rights under the Loan Documents as any other Lender and may exercise those Rights as if it were not acting as Administrative Agent. The term "Lender", unless the context otherwise indicates, includes each Administrative Agent. Administrative Agent's resignation or removal does not impair or otherwise affect any Rights that it has or may have in its capacity as an individual Lender. Each Lender and Borrower agree that Administrative Agent is not a fiduciary for Lenders or for Borrower, but Administrative Agent is simply acting in the capacity described in this agreement to alleviate administrative burdens for Borrower and Lenders, that Administrative Agent has any duties or responsibilities to Lenders or Borrower except those expressly set forth in the Loan Documents, and that Administrative Agent in its capacity as a Lender has the same Rights as any other Lender.

                  (d) Other Activities. Any Credit Party may now or in the future be engaged in one or more loan, letter of credit, leasing, or other financing transactions with Borrower, act as trustee or depositary for Borrower, or otherwise be engaged in other transactions with Borrower (collectively, the "OTHER ACTIVITIES") not the subject of the Loan Documents. Without limiting the Rights of Lenders specifically set forth in the Loan Documents, neither Administrative Agent nor any Lender is responsible to account to the other Lenders for those other activities, and no Lender shall have any interest in any other Lender's activities, any present or future guaranties by or for the account of Borrower that are not contemplated by or included in the Loan Documents, any present or future offset exercised by Administrative Agent or any Lender in respect of those other activities, any present or future property taken as security for any of those other activities, or any property now or hereafter in Administrative Agent's or any other Lender's possession or control

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         that may be or become security for the obligations of Borrower arising under the Loan Documents by reason of the general description of indebtedness secured or of property contained in any other agreements, documents, or instruments related to any of those other activities (but, if any payments in respect of those guaranties or that property or the proceeds thereof is applied by Administrative Agent or any Lender to reduce the Obligation, then each Lender is entitled to share ratably in the application as provided in the Loan Documents).

         13.2 Expenses. Each Lender shall pay its Pro Rata Part of any reasonable expenses (including, without limitation, court costs, reasonable attorneys' fees and other costs of collection) incurred by Administrative Agent or Issuing Lender (while acting in such capacity) in connection with any of the Loan Documents if Administrative Agent or such Issuing Lender is not reimbursed from other sources within thirty (30) days after incurrence. Each Lender is entitled to receive its Pro Rata Part of any reimbursement that it makes to Administrative Agent or Issuing Lender if Administrative Agent or such Issuing Lender is subsequently reimbursed from other sources.

         13.3 Proportionate Absorption of Losses. Except as otherwise provided in the Loan Documents, nothing in the Loan Documents gives any Lender any advantage over any other Lender insofar as the Obligation is concerned or relieves any Lender from ratably absorbing any losses sustained with respect to the Obligation (except to the extent unilateral actions or inactions by any Lender result in Borrower or any other obligor on the Obligation having any credit, allowance, set off, defense, or counterclaim solely with respect to all or any part of that Lender's Pro Rata Part of the Obligation).

         13.4 Delegation of Duties; Reliance. Lenders may perform any of their duties or exercise any of their Rights under the Loan Documents by or through Administrative Agent, and Lenders and Administrative Agent may perform any of their duties or exercise any of their Rights under the Loan Documents by or through their respective Representatives. Administrative Agent, Lenders, and their respective Representatives (a) are entitled to rely upon (and shall be protected in relying upon) any written or oral statement believed by them to be genuine and correct and to have been signed or made by the proper Person and, with respect to legal matters, upon opinion of counsel selected by Administrative Agent or that Lender (but nothing in this CLAUSE (A) permits Administrative Agent to rely on (i) oral statements if a writing is required by this agreement or (ii) any other writing if a specific writing is required by this agreement), (b) are entitled to deem and treat each Lender as the owner and holder of its portion of the Obligation for all purposes until, written notice of the assignment or transfer is given to and received by Administrative Agent (and any request, authorization, consent, or approval of any Lender is conclusive and binding on each subsequent holder, assignee, or transferee of or Participant in that Lender's portion of the Obligation until that notice is given and received), (c) are not deemed to have notice of the occurrence of a Default unless a responsible officer of Administrative Agent, who handles matters associated with the Loan Documents and transactions thereunder, has actual knowledge or Administrative Agent has been notified by a Lender or Borrower, and (d) are entitled to consult with legal counsel (including counsel for Borrower), independent accountants, and other experts selected by Administrative Agent and are not liable for any action taken or not taken in good faith by it in accordance with the advice of counsel, accountants, or experts.

         13.5 Limitation of Administrative Agent's Liability.


                  (a) Exculpation. Neither Administrative Agent nor any of its respective Affiliates or Representatives will be liable for any action taken or omitted to be taken by it or them under the Loan Documents in good faith and believed by them to be within the discretion or power conferred

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



         upon them by the Loan Documents or be responsible for the consequences of any error of judgment (except for fraud, gross negligence, or willful misconduct), and neither Administrative Agent nor any of its Affiliates or Representatives has a fiduciary relationship with any Lender by virtue of the Loan Documents (but nothing in this agreement negates the obligation of Administrative Agent to account for funds received by them for the account of any Lender).

                  (b) Indemnity. Unless indemnified to its satisfaction against loss, cost, liability, and expense, Administrative Agent is not compelled to do any act under the Loan Documents or to take any action toward the execution or enforcement of the powers thereby created or to prosecute or defend any suit in respect of the Loan Documents. If a Administrative Agent requests instructions from Lenders, or Required Lenders, as the case may be, with respect to any act or action in connection with any Loan Document, such Administrative Agent is entitled to refrain (without incurring any liability to any Person by so refraining) from that act or action unless and until it has received instructions. In no event, however, may Administrative Agent or any of its Representatives be required to take any action that it or they determine could incur for it or them criminal or onerous civil liability. Without limiting the generality of the foregoing, no Lender has any right of action against Administrative Agent as a result of Administrative Agent's acting or refraining from acting under this agreement in accordance with instructions of Required Lenders.

                  (c) Reliance. Administrative Agent is not responsible to any Lender or any Participant for, and each Lender represents and warrants that it has not relied upon Administrative Agent in respect of, (i) the creditworthiness of any Company and the risks involved to that Lender,
         (ii) the effectiveness, enforceability, genuineness, validity, or the due execution of any Loan Document (except by Administrative Agent),
         (iii) any representation, warranty, document, certificate, report, or statement made therein (except by Administrative Agent) or furnished thereunder or in connection therewith, (iv) the adequacy of any collateral now or hereafter securing the Obligation or the existence, priority, or perfection of any Lien now or hereafter granted or purported to be granted on the collateral under any Loan Document, or
         (v) observation of or compliance with any of the terms, covenants, or conditions of any Loan Document on the part of any Company. EACH LENDER AGREES TO INDEMNIFY ADMINISTRATIVE AGENT AND ITS REPRESENTATIVES AND HOLD THEM HARMLESS FROM AND AGAINST (BUT LIMITED TO SUCH LENDER'S COMMITMENT PERCENTAGE OF) ANY AND ALL LIABILITIES, OBLIGATIONS, LOSSES, DAMAGES, PENALTIES, ACTIONS, JUDGMENTS, SUITS, COSTS, REASONABLE EXPENSES, AND REASONABLE DISBURSEMENTS OF ANY KIND OR NATURE WHATSOEVER THAT MAY BE IMPOSED ON, ASSERTED AGAINST, OR INCURRED BY THEM IN ANY WAY RELATING TO OR ARISING OUT OF THE LOAN DOCUMENTS OR ANY ACTION TAKEN OR OMITTED BY THEM UNDER THE LOAN DOCUMENTS IF ADMINISTRATIVE AGENT OR ITS REPRESENTATIVES ARE NOT REIMBURSED FOR SUCH AMOUNTS BY ANY COMPANY. ALTHOUGH ADMINISTRATIVE AGENT AND ITS REPRESENTATIVES HAVE THE RIGHT TO BE INDEMNIFIED UNDER THIS AGREEMENT FOR THEIR OWN ORDINARY NEGLIGENCE, NEITHER CO-AGENT NOR THEIR RESPECTIVE REPRESENTATIVES HAVE THE RIGHT TO BE INDEMNIFIED UNDER THIS AGREEMENT FOR THEIR OWN FRAUD, GROSS NEGLIGENCE, OR WILLFUL MISCONDUCT.

         13.6 Default. While a Default exists, Lenders agree to promptly confer in order that Required Lenders or Lenders, as the case may be, may agree upon a course of action for the enforcement of the Rights of Lenders. Administrative Agent is entitled to act or refrain from taking any action (without incurring any liability to any Person for so acting or refraining) unless and until it has received instructions

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from Required Lenders. In actions with respect to any Company's property,
Administrative Agent is acting for the ratable benefit of each Lender.

         13.7 Collateral Matters.

                  (a) Each Lender authorizes and directs Administrative Agent to enter into Security Documents for the Lender Liens and agrees that any action taken by Administrative Agent concerning any collateral in accordance with any Loan Document, that Agent's exercise of powers concerning the collateral in any Loan Document, and that all other reasonably incidental powers are authorized and binding upon all Lenders.

                  (b) Administrative Agent is authorized on behalf of all Lenders, without the necessity of any notice to or further consent from any Lender, from time to time before a Default or Potential Default, to take any action with respect to any collateral or Loan Documents related to collateral that may be necessary to perfect and maintain perfected the Lender Liens upon collateral.

                  (c) Administrative Agent has no obligation whatsoever to any Lender or to any other Person to assure that collateral exists or is owned by any Company or is cared for, protected, or insured or has been encumbered or that the Lender Liens have been properly or sufficiently or lawfully created, perfected, protected, or enforced or are entitled to any particular priority.

                  (d) Administrative Agent shall exercise the same care and prudent judgment with respect to collateral and the Loan Documents as it normally and customarily exercises in respect of similar collateral and security documents.

                  (e) Lenders irrevocably authorize Administrative Agent, at its option and in its discretion, to release any Lender Lien upon any collateral (i) constituting property being disposed of as permitted under any Loan Document, (ii) constituting property in which no Company owned any interest at the time the Lender Lien was granted or at any time after that, (iii) constituting property leased to any Company under a lease that has expired or been terminated in a transaction permitted under the Loan Documents or is about to expire and that has not been, and is not intended by that Company to be, renewed, (iv) consisting of an instrument evidencing Debt pledged to Administrative Agent (for the benefit of Lenders), if the underlying Debt has been paid in full, or (v) if approved, authorized, or ratified in writing by Required Lenders. Upon request by Administrative Agent at any time, Lenders shall confirm in writing Administrative Agent's authority to release particular types or items of collateral under this CLAUSE (e).

         13.8 Limitation of Liability. No Credit Party or any Participant will incur any liability to any other Credit Party or Participant except for acts or omissions in bad faith, and no Credit Party or Participant will incur any liability to any other Person for any act or omission of any other Credit Party or any Participant.

         13.9 Relationship of Lenders. The Loan Documents do not create a partnership or joint venture among the Credit Parties.

         13.10 Benefits of Agreement. None of the provisions of this section inure to the benefit of any Company or any other Person except the Credit Parties. Therefore, no Company or any other Person is

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responsible or liable for, entitled to rely upon, or entitled to raise as a defense - in any manner whatsoever - the failure of any Credit Party to comply with these provisions.

SECTION 14 MISCELLANEOUS.


         14.1 Non-Business Days. Any payment or action that is due under any Loan Document on a non-Business Day may be delayed until the next-succeeding Business Day (but interest shall continue to accrue on any applicable payment until payment is in fact made) unless the payment concerns a LIBOR Borrowing, in which case if the next-succeeding Business Day is in the next calendar month, then such payment shall be made on the next-preceding Business Day.

         14.2 Communications. Unless otherwise specifically provided, whenever any Loan Document requires or permits any consent, approval, notice, request, or demand from one party to another, communication must be in writing (which may be by telex or fax) to be effective and shall be deemed to have been given (a) if by telex, when transmitted to the appropriate telex number and the appropriate answer back is received, (b) if by fax, when transmitted to the appropriate fax number (and all communications sent by fax must be confirmed promptly thereafter by telephone; but any requirement in this parenthetical shall not affect the date when the fax shall be deemed to have been delivered), (c) if by mail, on the third Business Day after it is enclosed in an envelope and properly addressed, stamped, sealed, and deposited in the appropriate official postal service, or (d) if by any other means, when actually delivered. Until changed by notice pursuant to this agreement, the address (and fax number) for Borrower and Administrative Agent are stated beside their respective signatures to this agreement and for each Lender is stated beside its name on SCHEDULE 1.

         14.3 Form and Number of Documents. The form, substance, and number of counterparts of each writing to be furnished under this agreement must be satisfactory to Administrative Agent and its counsel.

         14.4 Exceptions to Covenants. No Company may take or fail to take any action that is permitted as an exception to any of the covenants contained in any Loan Document if that action or omission would result in the breach of any other covenant contained in any Loan Document.

         14.5 Survival. All covenants, agreements, undertakings, representations, and warranties made in any of the Loan Documents survive all closings under the Loan Documents and, except as otherwise indicated, are not affected by any investigation made by any party.

         14.6 Governing Law. Unless otherwise stated in any Loan Document, the Laws of the State of Texas and of the United States of America govern the Rights and duties of the parties to the Loan Documents and the validity, construction, enforcement, and interpretation of the Loan Documents.

         14.7 Invalid Provisions. Any provision in any Loan Document held to be illegal, invalid, or unenforceable is fully severable; the appropriate Loan Document shall be construed and enforced as if that provision had never been included; and the remaining provisions shall remain in full force and effect and shall not be affected by the severed provision. Administrative Agent, Lenders, and each Company party to the affected Loan Document agree to negotiate, in good faith, the terms of a replacement provision as similar to the severed provision as may be possible and be legal, valid, and enforceable.

         14.8 Amendments, Consents, Conflicts, and Waivers.


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                  (a) Required Lenders. Unless otherwise specifically provided
         (i) the provisions of this agreement may be amended, modified, or waived - and a Subsidiary Guaranty, or Security Document, may be amended, or fully or partially released - only by an instrument in writing executed by Borrower, Administrative Agent, and Required Lenders and supplemented only by documents delivered or to be delivered in accordance with the express terms of this agreement, and (ii) the other Loan Documents may only be the subject of an amendment, modification, or waiver that has been approved by Required Lenders and Borrower.

                  (b) All Lenders. Except as specifically otherwise provided in this SECTION 14.8, any amendment to or consent or waiver under this agreement or any Loan Document that purports to accomplish any of the following must be by an instrument in writing executed by Borrower and Administrative Agent and executed (or approved, as the case may be) by each Lender: (i) extends the due date or decreases the amount of any scheduled payment or amortization of the Obligation beyond the date specified in the Loan Documents; (ii) decreases any rate or amount of interest, fees, or other sums payable to Administrative Agent or Lenders under this agreement (except such reductions as are contemplated by this agreement); (iii) changes the definition of "COMMITMENT," "COMMITMENT PERCENTAGE," "REQUIRED LENDERS," "PRO RATA PART" or "TOTAL COMMITMENT;"; (iv) increases any one or more Lenders' Commitment (except as provided in SECTION 2.7); (v) waives compliance with, amends, or fully or partially releases - except as expressly provided in SECTION 5.1 - any Subsidiary Guaranty or Security Document; or (vi) changes this CLAUSE (b) or any other matter specifically requiring the consent of all Lenders under this agreement.

                  (c) Fees to Administrative Agent. Any amendment or consent or waiver with respect to fees payable solely to Administrative Agent under a separate letter agreement must be executed in writing only by Administrative Agent and Borrower.

                  (d) LCs. Any LC may be renewed, extended, amended, replaced, or canceled consistent with the terms of this agreement by writing executed by the Issuing Lender and Borrower that is first approved by Administrative Agent.

                  (e) Conflicts. Any conflict or ambiguity between the terms and provisions of this agreement and terms and provisions in any other Loan Document is controlled by the terms and provisions of this agreement.

                  (f) Waivers. No course of dealing or any failure or delay by Administrative Agent, any Lender, or any of their respective Representatives with respect to exercising any Right of Administrative Agent or any Lender under this agreement operates as a waiver thereof. A waiver must be in writing and signed by Administrative Agent and Lenders (or Required Lenders, if permitted under this agreement) to be effective, and a waiver will be effective only in the specific instance and for the specific purpose for which it is given.

         14.9 Multiple Counterparts. Any Loan Document may be executed in a number of identical counterparts (including, at Administrative Agent's discretion, counterparts or signature pages executed and transmitted by fax) with the same effect as if all signatories had signed the same document. All counterparts must be construed together to constitute one and the same instrument.

         14.10 Parties.


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                  (a) Parties Bound. Each Loan Document binds and inures to the parties to it, any intended beneficiary of it, and each of their respective successors and permitted assigns. No Company may assign or transfer any Rights or obligations under any Loan Document without first obtaining all Lenders' consent, and any purported assignment or transfer without Lenders' consent is void. No Lender may transfer, pledge, assign, sell any participation in, or otherwise encumber its portion of the Obligation except as permitted by CLAUSES (b) or (c) below.

                  (b) Participations. Any Lender may (subject to the provisions of this section, in accordance with applicable Law, in the ordinary course of its business, and at any time) sell to one or more Persons (each a "PARTICIPANT") participating interests in its portion of the Obligation. The selling Lender remains a "Lender" under the Loan Documents, the Participant does not become a "Lender" under the Loan Documents, and the selling Lender's obligations under the Loan Documents remain unchanged. The selling Lender remains solely responsible for the performance of its obligations and remains the holder of its share of the Principal Debt for all purposes under the Loan Documents. Borrower and Administrative Agent shall continue to deal solely and directly with the selling Lender in connection with that Lender's Rights and obligations under the Loan Documents, and each Lender must retain the sole right and responsibility to enforce due obligations of the Companies. Participants have no Rights under the Loan Documents except as provided below. Subject to the following, each Lender may obtain (on behalf of its Participants) the benefits of
         SECTION 3 with respect to all participations in its part of the Obligation outstanding from time to time so long as Borrower is not obligated to pay any amount in excess of the amount that would be due to that Lender under SECTION 3 calculated as though no participations have been made. No Lender may sell any participating interest under which the Participant has any Rights to approve any amendment, modification, or waiver of any Loan Document except as to matters in
         SECTION 14.8(b)(i) and (ii).

                  (c) Assignments. Each Lender may make assignments to the Federal Reserve Bank. Each Lender may also assign to one or more assignees (each an "ASSIGNEE") all or any part of its Rights and obligations under the Loan Documents so long as (i) the assignor Lender and Assignee execute and deliver to Administrative Agent and Borrower for their consent and acceptance (that may not be unreasonably withheld in any instance and is not required if the Assignee is an Affiliate of the assigning Lender) an assignment and assumption agreement in substantially the form of EXHIBIT F (an "ASSIGNMENT") and pay to Administrative Agent a processing fee of $2,500, (ii) the assignment is for an identical percentage of the assignor Lender's Rights and obligations under the Revolving Facility, (iii) the assignment must be for a minimum total Commitment of $5,000,000 and, if the assigning Lender retains any Commitment, it must be a minimum total Commitment of $5,000,000, and (iv) the conditions for that assignment set forth in the applicable Assignment are satisfied; provided, however, that so long as a Default has occurred and is continuing (A) Borrower's consent shall not be required for an assignment to any Eligible Assignee, and
         (B) the minimum amounts described in subsection (iii) above shall not be required. The Effective Date in each Assignment must (unless a shorter period is agreeable to Borrower and Administrative Agent) be at least five (5) Business Days after it is executed and delivered by the assignor Lender and the Assignee to Administrative Agent and Borrower for acceptance. Once that Assignment is accepted by Administrative Agent and Borrower, and subject to all of the following occurring, then, on and after the Effective Date stated in it (i) the Assignee automatically becomes a party to this agreement and, to the extent provided in that Assignment, has the Rights and obligations of a Lender under the Loan Documents, (ii) the assignor Lender, to the extent provided in that Assignment, is released from its obligations to fund Borrowings under this agreement and its

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         reimbursement obligations under this agreement and, in the case of an
         Assignment covering all of the remaining portion of the assignor Lender's Rights and obligations under the Loan Documents, that Lender ceases to be a party to the Loan Documents, (iii) Borrower shall execute and deliver to the assignor Lender and the Assignee the appropriate Notes in accordance with this agreement following the transfer, (iv) upon delivery of the Notes under CLAUSE (iii) preceding, the assignor Lender shall return to Borrower all Notes previously delivered to that Lender under this agreement, and (v) SCHEDULE 1 is automatically deemed to be amended to reflect the name, address, telecopy number, and Commitment of the Assignee and the remaining Commitment (if any) of the assignor Lender, and Administrative Agent shall prepare and circulate to Borrower and Lenders an amended SCHEDULE 1 reflecting those changes. Notwithstanding the foregoing, no Assignee may be recognized as a party to the Loan Documents (and the assigning Lender shall continue to be treated for all purposes as the party to the Loan Documents) with respect to the Rights and obligations assigned to that Assignee until the actions described in CLAUSES (iii) and (iv) have occurred. The Obligation is registered on the books of Borrower as to both principal and any stated interest, and transfers of (as opposed to participations in) principal and interest of the Obligation may only be made in accordance with this SECTION 14.10.

         For purposes of this section, "ELIGIBLE ASSIGNEE" shall mean (i) a commercial bank or savings and loan association and having total assets in excess of $100,000,000; (ii) a finance company, insurance company or other financial institution, lender or fund (whether a corporation, partnership or other entity) which is engaged in making, purchasing or otherwise investing in commercial loans in the ordinary course of its business, and having total assets in excess of at least $100,000,000; or (iii) any Lender or any Affiliate of any Lender; provided, however, that neither Borrower nor any Affiliate of Borrower shall qualify as an Eligible Assignee.

         14.11 Venue, Service of Process, and Jury Trial. BORROWER AND EACH SUBSIDIARY GUARANTOR, IN EACH CASE FOR ITSELF AND ITS SUCCESSORS AND ASSIGNS, IRREVOCABLY (A) SUBMITS TO THE NONEXCLUSIVE JURISDICTION OF THE STATE AND FEDERAL COURTS IN TEXAS, (B) WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION THAT IT MAY NOW OR IN THE FUTURE HAVE TO THE LAYING OF VENUE OF ANY LITIGATION ARISING OUT OF OR IN CONNECTION WITH ANY LOAN DOCUMENT AND THE OBLIGATION BROUGHT IN THE DISTRICT COURTS OF DALLAS COUNTY, TEXAS, OR IN THE UNITED STATES DISTRICT COURT FOR THE NORTHERN DISTRICT OF TEXAS, DALLAS DIVISION, (C) WAIVES ANY CLAIMS THAT ANY LITIGATION BROUGHT IN ANY OF THE FOREGOING COURTS HAS BEEN BROUGHT IN AN INCONVENIENT FORUM, (D) CONSENTS TO THE SERVICE OF PROCESS OUT OF ANY OF THOSE COURTS IN ANY LITIGATION BY THE MAILING OF COPIES OF THAT PROCESS BY CERTIFIED MAIL, RETURN RECEIPT REQUESTED, POSTAGE PREPAID, BY HAND DELIVERY, OR BY DELIVERY BY A NATIONALLY-RECOGNIZED COURIER SERVICE, AND SERVICE SHALL BE DEEMED COMPLETE UPON DELIVERY OF THE LEGAL PROCESS AT ITS ADDRESS FOR PURPOSES OF THIS AGREEMENT, (E) AGREES THAT ANY LEGAL PROCEEDING AGAINST ANY PARTY TO ANY LOAN DOCUMENT ARISING OUT OF OR IN CONNECTION WITH THE LOAN DOCUMENTS OR THE OBLIGATION MAY BE BROUGHT IN ONE OF THE FOREGOING COURTS, AND (F) WAIVES TO THE FULLEST EXTENT PERMITTED BY LAW, ITS RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF ANY LOAN DOCUMENT. The scope of each of the foregoing waivers is intended to be all encompassing of any and all disputes that may be filed in any court and that relate to the subject matter of this transaction, including, without limitation, contract claims, tort claims, breach of duty claims, and all other common law and statutory claims. BORROWER AND EACH SUBSIDIARY GUARANTOR ACKNOWLEDGES THAT THESE WAIVERS ARE A MATERIAL INDUCEMENT TO ADMINISTRATIVE AGENT'S AND EACH LENDER'S AGREEMENT TO ENTER INTO A BUSINESS

                                                                CREDIT AGREEMENT

RELATIONSHIP, THAT ADMINISTRATIVE AGENT AND EACH LENDER HAS ALREADY RELIED ON THESE WAIVERS IN ENTERING INTO THIS AGREEMENT, AND THAT ADMINISTRATIVE AGENT AND EACH LENDER WILL CONTINUE TO RELY ON EACH OF THESE WAIVERS IN RELATED FUTURE DEALINGS. BORROWER AND EACH SUBSIDIARY GUARANTOR FURTHER WARRANTS AND REPRESENTS THAT IT HAS REVIEWED THESE WAIVERS WITH ITS LEGAL COUNSEL, AND THAT IT KNOWINGLY AND VOLUNTARILY AGREES TO EACH WAIVER FOLLOWING CONSULTATION WITH LEGAL COUNSEL. The waivers in this section are irrevocable, meaning that they may not be modified either orally or in writing, and these waivers apply to any future renewals, extensions, amendments, modifications, or replacements in respect of the applicable Loan Document. In connection with any Litigation, this agreement may be filed as a written consent to a trial by the court.

         14.12 Confidentiality Obligations. All nonpublic information furnished by any Company to Administrative Agent or Lenders pursuant to this Agreement (that is designated by such Company to Administrative Agent and Lenders as nonpublic information) will be treated as confidential, but nothing herein contained shall limit or impair any Administrative Agent's or Lender's Rights (and Administrative Agent or Lender shall be entitled) (a) to disclose the same to any Tribunal, if required to do so, or to any prospective or actual Assignee or Participant (provided that such prospective or actual Assignee or Participant agrees to comply with this SECTION 14.12), or to the respective affiliates, directors, officers, employees, attorneys, and agents of Administrative Agent or Lender or any prospective or actual Assignee or Participant, (b) to use such information to the extent pertinent to an evaluation of the Obligation, (c) to enforce compliance for the terms and conditions of the Loan Documents, or (d) to take any action which Administrative Agent or Lender deems necessary to protect its interests if a Default has occurred and is continuing.

         14.13 Entirety. THE LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN BORROWER, LENDERS, AND ADMINISTRATIVE AGENT AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

SECTION 15 SUBSIDIARY GUARANTY.


         15.1 The Guaranty. In order to induce the Credit Parties to enter into this agreement and to extend credit hereunder and in recognition of the direct benefits to be received by Subsidiary Guarantors from the proceeds of the Borrowings made to Borrower hereunder, each Subsidiary Guarantor hereby, unconditionally and irrevocably, guarantees as primary obligor and not merely as surety the full and prompt payment when due, whether upon maturity, by acceleration or otherwise, of any and all of the Obligation. If any or all of the Obligation becomes due and payable, each Subsidiary Guarantor unconditionally, jointly and severally, promises to pay such Obligation to the Credit Parties, or order, on demand, together with any and all expenses which may be incurred by each Credit Party in collecting any of the Obligation. The word "OBLIGATION" is used in this SECTION 15 in its most comprehensive sense and includes any and all advances, debts, obligations (including obligations which, but for any automatic stay under the Debtor Laws, would become due), and obligations of Borrower arising in connection with this agreement or any other Loan Document, in each case, heretofore, now, or hereafter made, incurred, or created, whether voluntarily or involuntarily, absolute or contingent, liquidated or unliquidated, determined or undetermined, whether or not such indebtedness is from time to time reduced, or extinguished and thereafter increased or incurred, whether Borrower may be liable individually or jointly with others, whether or not recovery upon such indebtedness may be or hereafter become barred by any

                                                                CREDIT AGREEMENT
statute of limitations, and whether or not such indebtedness may be or hereafter become otherwise unenforceable.

         15.2 Bankruptcy. Additionally, each Subsidiary Guarantor, jointly and severally, unconditionally and irrevocably guarantees the payment of any and all indebtedness of Borrower to the Credit Parties whether or not due or payable by Borrower upon the occurrence in respect of Borrower of any of the events specified in SECTION 11.3, and unconditionally promises to pay such indebtedness to the Credit Parties, or order, on demand, in lawful money of the United States.

         15.3 Nature of Liability. The liability of each Subsidiary Guarantor hereunder is exclusive and independent of any security for or other guaranty of the indebtedness of Borrower whether executed by such Subsidiary Guarantor, any other guarantor, or by any other party, and the liability of such Subsidiary Guarantor hereunder shall not be affected or impaired by (a) any direction as to application of payment by Borrower, or by any other party, or (b) any other continuing or other guaranty, undertaking, or maximum liability of a guarantor or of any other party as to the indebtedness of Borrower, or (c) any payment on or in reduction of any such other guaranty or undertaking, or (d) any dissolution, termination, or increase, decrease, or change in personnel by Borrower, or (e) any payment made to any Credit Party on the indebtedness which such Credit Party repays Borrower pursuant to court order in any bankruptcy, reorganization, arrangement, moratorium, or other debtor relief proceeding, and each Subsidiary Guarantor waives any right to the deferral or modification of its obligations hereunder by reason of any such proceeding. This Subsidiary Guaranty is intended to be an irrevocable, absolute, continuing guaranty of payment and is not a guaranty of collection. This Subsidiary Guaranty may not be revoked by any Subsidiary Guarantor; provided, however, if, according to applicable law, it shall ever be determined or held that a guarantor under a continuing guaranty such as this Subsidiary Guaranty shall have the absolute right, notwithstanding the express agreement of such a guarantor otherwise, to revoke such guaranty as to any Obligation which has then not yet arisen, then any Subsidiary Guarantor may deliver to Administrative Agent written notice that such Subsidiary Guarantor will not be liable hereunder for any of the Obligation created, incurred, or arising after the giving of such notice, and such notice will be effective as to such Subsidiary Guarantor from and after (but not before) such times as said written notice is actually delivered to and received by and receipted for in writing by Administrative Agent; provided that such notice shall not in anywise affect, impair, or limit the liability and responsibility of any other person or entity with respect to any of the Obligation theretofore existing or thereafter existing, arising, renewed, extended, or modified; provided, further, that such notice shall not affect, impair, or release the liability and responsibility of such Subsidiary Guarantor with respect to any of the Obligation created, incurred, or arising prior to the receipt of such notice by Administrative Agent as aforesaid, or in respect of any renewals, extensions, or modifications of such Obligation, or in respect of interest or costs of collection thereafter incurred on or with respect to such Obligation, or with respect to attorneys' fees thereafter becoming payable hereunder with respect to such Obligation, and shall continue to be effective with respect to any Obligation arising or created after any attempted revocation by any Subsidiary Guarantor.

         15.4 Independent Obligation. The obligations of each Subsidiary Guarantor hereunder are independent of the obligations of any other guarantor or Borrower, and a separate action or actions may be brought and prosecuted against each Subsidiary Guarantor whether or not action is brought against any other guarantor or Borrower and whether or not any other guarantor or Borrower be joined in any such action or actions. Each Subsidiary Guarantor waives, to the fullest extent permitted by law, the benefit of any statute of limitations affecting its liability hereunder or the enforcement thereof. Any payment by Borrower or other circumstance which operates to toll any statute of limitations as to Borrower shall operate to toll the statute of limitations as to each Subsidiary Guarantor.

                                                                CREDIT AGREEMENT

         15.5 Authorization. Each Subsidiary Guarantor authorizes the Credit Parties without notice or demand (except as shall be required by applicable statute and cannot be waived), and without affecting or impairing its liability hereunder, from time to time to (a) renew, compromise, extend, increase, accelerate, or otherwise change the time for payment of, or otherwise change the terms of the indebtedness or any part thereof in accordance with this Subsidiary Guaranty, including any increase or decrease of the rate of interest thereon,
(b) take and hold security from any guarantor or any other party for the payment of this guaranty or the indebtedness and exchange, enforce, waive, and release any such security, (c) apply such security and direct the order or manner of sale thereof as the Credit Parties in their discretion may determine, and (d) release or substitute any one or more endorsers, guarantors, Borrower, or other obligors.

         15.6 Reliance. It is not necessary for any Credit Party to inquire into the capacity or powers of any Company or the officers, directors, partners, or agents acting or purporting to act on its behalf, and any indebtedness made or created in reliance upon the professed exercise of such powers shall be guaranteed hereunder.

         15.7 Subordination. Any indebtedness of Borrower now or hereafter held by any Subsidiary Guarantor is hereby subordinated to the indebtedness of Borrower to the Credit Parties; and such indebtedness of Borrower to any Subsidiary Guarantor, if Administrative Agent, after a Default has occurred and is continuing, so requests, shall be collected, enforced, and received by such Subsidiary Guarantor as trustee for the Credit Parties and be paid over to the Credit Parties on account of the indebtedness of Borrower to the Credit Parties, but without affecting or impairing in any manner the liability of such Subsidiary Guarantor under the other provisions of this Guaranty. Prior to the transfer by any Subsidiary Guarantor of any note or negotiable instrument evidencing any indebtedness of Borrower to such Subsidiary Guarantor, such Subsidiary Guarantor shall mark such note or negotiable instrument with a legend that the same is subject to this subordination.

         15.8 Waivers; Consents.


                  (a) Each Subsidiary Guarantor waives any right (except as shall be required by applicable statute and cannot be waived) to require any Credit Party to (i) proceed against Borrower, any other guarantor, or any other party, (ii) proceed against or exhaust any security held from Borrower, any other guarantor, or any other party, or (iii) pursue any other remedy in any Credit Party's power whatsoever. Each Subsidiary Guarantor waives any defense based on or arising out of any defense of Borrower, any other guarantor, or any other party other than payment in full of the indebtedness, including, without limitation, any defense based on or arising out of the disability of Borrower, any other guarantor, or any other party, or the unenforceability of the indebtedness or any part thereof from any cause, or the cessation from any cause of the liability of Borrower other than payment in full of the indebtedness. The Credit Parties may, at their election, foreclose on any security held by any Credit Party by one or more judicial or nonjudicial sales, whether or not every aspect of any such sale is commercially reasonable (to the extent such sale is permitted by applicable law), or exercise any other right or remedy Administrative Agent and Lenders may have against Borrower or any other party, or any security, without affecting or impairing in any way the liability of any Subsidiary Guarantor hereunder except to the extent the indebtedness has been paid. Each Subsidiary Guarantor waives any defense arising out of any such election by the Credit Parties, even though such election operates to impair or extinguish any right of reimbursement or subrogation or other right or remedy of any Subsidiary Guarantor against Borrower or any other party or any security.

                                                                CREDIT AGREEMENT

                  (b) Each Subsidiary Guarantor waives all presentments, demands for performance, protests, and notices, including without limitation notices of nonperformance, notice of protest, notices of dishonor, notices of acceptance of this Guaranty, and notices of the existence, creation, or incurring of new or additional indebtedness. Each Subsidiary Guarantor assumes all responsibility for being and keeping itself informed of Borrower's financial condition and assets, and of all other circumstances bearing upon the risk of nonpayment of the indebtedness and the nature, scope, and extent of the risks which each Subsidiary Guarantor assumes and incurs hereunder, and agrees that the Credit Parties shall have no duty to advise Subsidiary Guarantors of information known to them regarding such circumstances or risks.

                  (c) Any Credit Party may at any time and from time to time without the consent of, or notice to, any Subsidiary Guarantor, without incurring responsibility to such Subsidiary Guarantor, without impairing or releasing the obligations of such Subsidiary Guarantor hereunder, upon or without any terms or conditions and in whole or in part: (i) change the manner, place, or terms of payment of, and/or change or extend the time of payment of, renew, or alter, any of the Obligation, any security therefor, or any liability incurred directly or indirectly in respect thereof, and the guaranty herein made shall apply to the Obligation as so changed, extended, renewed, or altered;
         (ii) sell, exchange, release, surrender, realize upon, or otherwise deal with in any manner and in any order any property by whomsoever at any time pledged or mortgaged to secure, or howsoever securing, the Obligation or any liabilities (including any of those hereunder) incurred directly or indirectly in respect thereof or hereof, and/or any offset there against; (iii) exercise or refrain from exercising any rights against Borrower, any other guarantor, or others or otherwise act or refrain from acting; (iv) settle or compromise any of the Obligation, any security therefor, or any liability (including any of those hereunder) incurred directly or indirectly in respect thereof or hereof, and may subordinate the payment of all or any part thereof to the payment of any liability (whether due or not) of Borrower to creditors of Borrower (other than the Credit Parties); (v) apply any sums by whomsoever paid or howsoever realized to any liability or liabilities of Borrower to the Credit Parties regardless of what liabilities of such Borrower remain unpaid; (vi) consent to or waive any breach of, or any act, omission or default under, any of the Loan Documents, or any of the instruments or agreements referred to therein, or otherwise amend, modify, or supplement any of the Loan Documents or any of such other instruments or agreements; and/or (vii) act or fail to act in any manner referred to in this Subsidiary Guaranty which may deprive such Subsidiary Guarantor of its right to subrogation against Borrower to recover full indemnity for any payments made pursuant to this Subsidiary Guaranty.

         15.9 Limitation. It is the intention of Subsidiary Guarantors and the Credit Parties that the amount of the Obligation guaranteed hereby shall be in, but not in excess of, the maximum amount permitted by fraudulent conveyance, fraudulent transfer, or other similar laws applicable to Subsidiary Guarantors. Accordingly, notwithstanding anything to the contrary contained in this Subsidiary Guaranty or any other agreement or instrument executed in connection with the payment of any of the Obligation, the amount of the Obligation guaranteed hereby by each Subsidiary Guarantor shall be limited to that amount which after giving effect thereto would not (a) render such Subsidiary Guarantor insolvent, (b) result in the fair saleable value of the assets of such Subsidiary Guarantor being less than the amount required to pay its debts and other liabilities (including contingent liabilities) as they mature, or (c) leave such Subsidiary Guarantor with unreasonably small capital to carry out its business as now conducted and as proposed to be conducted, including its capital needs, as such concepts described in (a), (b), and (c) above are determined under applicable law, if the obligations of such Subsidiary Guarantor hereunder

                                                                CREDIT AGREEMENT
would otherwise be set aside, terminated, annulled, or avoided for such reason by a court of competent jurisdiction in a proceeding actually pending before such court.

         15.10 Additional Guarantors. From time to time subsequent to the time hereof, After-Acquired Subsidiaries may become parties hereto as additional Subsidiary Guarantors by executing a counterpart to this Subsidiary Guaranty in the form of EXHIBIT B. Upon delivery of any such counterpart to Administrative Agent, notice of which is hereby waived by each Subsidiary Guarantor, each such After- Acquired Subsidiary shall be a Subsidiary Guarantor and shall be a party hereto as if such After-Acquired Subsidiary were an original signatory hereof. Each Subsidiary Guarantor expressly agrees that its obligations arising hereunder shall not be affected or diminished by the addition or release of any other Subsidiary Guarantor hereunder, or by any election by Administrative Agent not to cause any After- Acquired Subsidiary to become a Subsidiary Guarantor hereunder. This Subsidiary Guaranty shall be fully effective as to any Subsidiary Guarantor that is or becomes a party hereto regardless of whether any such person becomes or fails to become or ceases to be a Subsidiary Guarantor hereunder.

                     REMAINDER OF PAGE INTENTIONALLY BLANK.
                             SIGNATURE PAGES FOLLOW.

                                                                CREDIT AGREEMENT

Signature page to that certain Credit Agreement dated as of May 12, 2000, between AFFILIATED COMPUTER SERVICES, INC., a Delaware corporation ("BORROWER"), certain Lenders, WELLS FARGO BANK TEXAS, NATIONAL ASSOCIATION, as Administrative Agent and Co-Lead Arranging Agent for Lenders, BANK ONE, N.A., as Syndication Agent and Co-Lead Arranging Agent for Lenders, SUNTRUST BANK, as Documentation Agent for Lenders, and THE BANK OF TOKYO-MITSUBISHI, LTD., as Co-Agent for Lenders.


2828 North Haskell                       AFFILIATED COMPUTER SERVICES, INC.,
Dallas TX  75204                         as Borrower
Attn:    Ms. Nancy P. Vineyard,
         Treasurer and Vice President
         Fax:     (214) 824-2565
                                         By  /s/ Nancy Vineyard
                                             ----------------------------------
                                             Nancy P. Vineyard,
                                             Treasurer and Vice President


1445 Ross Avenue, 3rd Floor              WELLS FARGO BANK TEXAS, NATIONAL
Dallas, TX  75202                        ASSOCIATION, as Administrative Agent,
Attn:    Mr. Kyle G. Hranicky,           Co-Lead Arranging Agent and a Lender
         Vice President
         Fax:     (214) 969-0370
                                         By  /s/ Kyle G. Hranicky
                                             ----------------------------------
                                             Kyle G. Hranicky, Vice President


1717 Main Street, 4th Floor              BANK ONE, N.A., as Syndication Agent,
Dallas, TX  75201                        Co-Lead Arranging Agent, and a Lender
Attn:    Mr. William B. Winters,
         Vice President
         Fax:     (214) 290-2305
                                         By  /s/ William B. Winters
                                             ----------------------------------
                                             Name:  William B. Winters
                                                  -----------------------------
                                             Title: Vice President
                                                   ----------------------------

303 Peachtree Street, 3rd Floor          SUNTRUST BANK,
Mail Code 1929                           as Documentation Agent and a Lender
Atlanta, GA  30308
Attn:    Ms. Deborah S. Armstrong
         Fax:     (404) 827-6270         By  /s/ Deborah S. Armstrong
                                             ----------------------------------
                                             Name:  Deborah S. Armstrong
                                                  -----------------------------
                                             Title: Director
                                                   ----------------------------


                             SIGNATURE PAGE 1 OF 10

Signature page to that certain Credit Agreement dated as of May 12, 2000, between AFFILIATED COMPUTER SERVICES, INC., a Delaware corporation ("BORROWER"), certain Lenders, WELLS FARGO BANK TEXAS, NATIONAL ASSOCIATION, as Administrative Agent and Co-Lead Arranging Agent for Lenders, BANK ONE, N.A., as Syndication Agent and Co-Lead Arranging Agent for Lenders, SUNTRUST BANK, as Documentation Agent for Lenders, and THE BANK OF TOKYO-MITSUBISHI, LTD., as Co-Agent for Lenders.


2001 Ross Ave., Suite 3150                   THE BANK OF TOKYO-MITSUBISHI, LTD,
Dallas, TX  75201                            as Co-Agent and a Lender
Attn:    Mr. John M. Mearns
         Fax:     (214) 954-1007
                                             By  /s/ John M. Mearns
                                                -------------------------------
                                                Name:  John M. Mearns
                                                     --------------------------
                                                Title: Vice President and
                                                        Manager
                                                      -------------------------

2200 Ross Avenue, 6th Floor                  CHASE BANK OF TEXAS, NATIONAL
Dallas, TX 75201                             ASSOCIATION, as a Lender
Attn:    Mr. John Paul Mathis
         Fax:     (214) 965-2884
                                             By  /s/ John Paul Mathis
                                                 ------------------------------
                                                 Name:  John Paul Mathis
                                                      -------------------------
                                                 Title: Vice President
                                                       ------------------------

609 Fifth Avenue                             DG BANK DEUTSCHE
New York, NY  10017-1021                     GENOSSENSCHAFTSBANK AG,
Attn:    Mr. Craig Anderson,                 as a Lender
         Vice President
         Fax:     (212) 745-1556 or 1550     By  /s/ Craig Anderson
                                                -------------------------------
                                                Name:  Craig Anderson
                                                     --------------------------
                                                Title: Vice President
                                                      -------------------------

                                             By  /s/ Lynne McCarthy
                                                 ------------------------------
                                                 Name:  Lynne McCarthy
                                                      -------------------------
                                                 Title: Vice President
                                                       ------------------------

700 Fifth Avenue, 45th Floor                 KEYBANK NATIONAL ASSOCIATION,
Seattle, WA  98104                           as a Lender
Attn:    Ms. Mary K. Young
         Fax:     (206) 684-6035             By /s/ Thomas A. Crandell
                                                -------------------------------
                                                Name:  Thomas A. Crandell
                                                     --------------------------
                                                Title: President
                                                      -------------------------

                             SIGNATURE PAGE 2 OF 10

Signature page to that certain Credit Agreement dated as of May 12, 2000, between AFFILIATED COMPUTER SERVICES, INC., a Delaware corporation ("BORROWER"), certain Lenders, WELLS FARGO BANK TEXAS, NATIONAL ASSOCIATION, as Administrative Agent and Co-Lead Arranging Agent for Lenders, BANK ONE, N.A., as Syndication Agent and Co-Lead Arranging Agent for Lenders, SUNTRUST BANK, as Documentation Agent for Lenders, and THE BANK OF TOKYO-MITSUBISHI, LTD., as Co-Agent for Lenders.


4100 Spring Valley, Suite 400              COMERICA BANK, as a Lender
Dallas, TX  75244
Attn:    Mr. Brian O. Donley,
         Account Representative,            By  /s/ Mark B. Grover
         US Banking Department                 --------------------------------
         Fax:     (972) 361-2550               Name:  Mark B. Grover
                                                    ---------------------------
                                               Title: First Vice President
                                                     --------------------------

One World Trade Center, 43rd Floor          THE DAI-ICHI KANGYO BANK, LTD.,
New York, NY  10048                         as a Lender
Attn:    Mr. Nelson Chang
         Fax:     (212) 916-1879            By  /s/ Nelson Y. Chang
                                               --------------------------------
                                               Name:  Nelson Y. Chang
                                                    ---------------------------
                                               Title: Assistant Vice President
                                                     --------------------------


Two World Trade Center, 79th Floor          THE FUJI BANK, LIMITED, as a Lender
New York, NY  10048
Attn:    Mr. Eric Clark
         Fax:     (212) 321-9407            By  /s/ Raymond Ventura
                                               --------------------------------
                                               Name:  Raymond Ventura
                                                    ---------------------------
                                               Title: Vice President and Manager
                                                     --------------------------

27777 Inkstar Rd.                           MICHIGAN NATIONAL BANK, as a Lender
Farmington Hills, MI  48333
         Fax:     (248) 473-4345
                                            By /s/ Neran Shaya
                                               --------------------------------
                                               Name:  Neran Shaya
                                                    ---------------------------
                                               Title: Vice President
                                                     --------------------------

1 Wall Street, 22nd Floor                   BANK OF NEW YORK, as a Lender
New York, NY  10286
Attn:    Mr. Thomas McCormack
         Fax:     (212) 635-6399            By /s/ Mark T. Famile
                                               --------------------------------
                                               Name:  Mark T. Famile
                                                    ---------------------------
                                               Title: Vice President
                                                     --------------------------


                             SIGNATURE PAGE 3 OF 10

Signature page to that certain Credit Agreement dated as of May 12, 2000, between AFFILIATED COMPUTER SERVICES, INC., a Delaware corporation ("BORROWER"), certain Lenders, WELLS FARGO BANK TEXAS, NATIONAL ASSOCIATION, as Administrative Agent and Co-Lead Arranging Agent for Lenders, BANK ONE, N.A., as Syndication Agent and Co-Lead Arranging Agent for Lenders, SUNTRUST BANK, as Documentation Agent for Lenders, and THE BANK OF TOKYO-MITSUBISHI, LTD., as Co-Agent for Lenders.


Three Allen Center               THE INDUSTRIAL BANK OF JAPAN,
333 Clay Street, Suite 4850      LIMITED, NEW YORK BRANCH, as a Lender
Houston, TX  77002
Attn:    Mr. Dan Davis,
         Vice President          By  /s/ Michael N. Oakes
                                     ------------------------------------------
         Fax: (713) 651-9209         Name: Michael N. Oakes
                                          -------------------------------------
                                     Title: Senior Vice President, Houston
                                             Office
                                           ------------------------------------


                             SIGNATURE PAGE 4 OF 10

Signature page to that certain Credit Agreement dated as of May 12, 2000, between AFFILIATED COMPUTER SERVICES, INC., a Delaware corporation ("BORROWER"), certain Lenders, WELLS FARGO BANK TEXAS, NATIONAL ASSOCIATION, as Administrative Agent and Co-Lead Arranging Agent for Lenders, BANK ONE, N.A., as Syndication Agent and Co-Lead Arranging Agent for Lenders, SUNTRUST BANK, as Documentation Agent for Lenders, and THE BANK OF TOKYO-MITSUBISHI, LTD., as Co-Agent for Lenders.


                               ACS OUTSOURCING SOLUTIONS, INC.
                               ACS TRADEONE MARKETING, INC.
                               ACS SHARED SERVICES, INC.
                               GENIX CSI, INC.
                               ACS HEALTHCARE SERVICES, INC.
                               2828 N. HASKELL, INC.
                               ACS IMAGE SOLUTIONS, INC.
                               ACS LEGAL SOLUTIONS, INC.
                               ACS BUSINESS PROCESS SOLUTIONS, INC.
                               ACS DESKTOP SOLUTIONS, INC.
                               ACS DATA ENTRY, INC.
                               ACS CLAIMS SERVICES, INC.
                               MEDIANET, INC.
                               ACS GOVERNMENT SERVICES, INC.
                               ACS GOVERNMENT SOLUTIONS GROUP, INC.
                               COMPUTER DATA SYSTEMS SALES, INC.
                               CDSI INTERNATIONAL, INC.
                               CDSI EDUCATION SERVICES, INC.
                               ACS DEFENSE, INC.
                               ASEC INTERNATIONAL, INCORPORATED
                               ACS TECHNOLOGY SOLUTIONS, INC.
                               BIRCH & DAVIS HEALTH MANAGEMENT OF
                                 CALIFORNIA, INC.
                               BIRCH & DAVIS MANAGEMENT, LLC
                               BIRCH & DAVIS HOLDINGS, INC.
                               BIRCH & DAVIS HEALTH MANAGEMENT OF
                                 HAWAII, INC.
                               BIRCH & DAVIS ASSOCIATES, INC.
                               BIRCH & DAVIS HEALTH MANAGEMENT
                                 CORPORATION
                               CARA CORPORATION
                               TRANSFIRST, INC.
                               INTELLIFILE, INC.
                               ACS COMMUNICATIONS INDUSTRY SERVICES,
                               INC.
                               BETAC INTERNATIONAL CORPORATION
                               BETAC CORPORATION
                               CDSI MORTGAGE SERVICES, INC.
                               ACS LENDING, INC.
                               ACS RETAIL SOLUTIONS, INC.

                             SIGNATURE PAGE 5 OF 10

Signature page to that certain Credit Agreement dated as of May 12, 2000, between AFFILIATED COMPUTER SERVICES, INC., a Delaware corporation ("BORROWER"), certain Lenders, WELLS FARGO BANK TEXAS, NATIONAL ASSOCIATION, as Administrative Agent and Co-Lead Arranging Agent for Lenders, BANK ONE, N.A., as Syndication Agent and Co-Lead Arranging Agent for Lenders, SUNTRUST BANK, as Documentation Agent for Lenders, and THE BANK OF TOKYO-MITSUBISHI, LTD., as Co-Agent for Lenders.


                           ACS SECURITIES SERVICES, INC.
                           MICAH TECHNOLOGY SERVICES, INC.
                           ACS BRC HOLDINGS, INC.
                           CLINISYS, INC.
                           BRC TECHNOLOGY SERVICES, INC.
                           CODING SYSTEMS, INC.
                           LOGAN SERVICES, INC.
                           ACS ENTERPRISE SOLUTIONS, INC.
                           TENACITY ACQUISITION COMPANY
                           THE PACE GROUP, INC.
                           MIDS, INC.
                           THE PACE GROUP SERVICES, INC.
                           ACS HEALTH CARE, INC.
                           LATRON HOLDINGS, INC.
                           LATRON COMPUTER SYSTEMS, INC.
                           PENNSYLVANIA ACCOUNTABLE HEALTH
                             PLANS, INC.,
                             as Subsidiary Guarantors


                           By:      /s/ Nancy P. Vineyard
                                    -------------------------------------------
                                    Nancy P. Vineyard,
                                    as Treasurer of each of the Guarantors


                             SIGNATURE PAGE 6 OF 10

Signature page to that certain Credit Agreement dated as of May 12, 2000, between AFFILIATED COMPUTER SERVICES, INC., a Delaware corporation ("BORROWER"), certain Lenders, WELLS FARGO BANK TEXAS, NATIONAL ASSOCIATION, as Administrative Agent and Co-Lead Arranging Agent for Lenders, BANK ONE, N.A., as Syndication Agent and Co-Lead Arranging Agent for Lenders, SUNTRUST BANK, as Documentation Agent for Lenders, and THE BANK OF TOKYO-MITSUBISHI, LTD., as Co-Agent for Lenders.


                                   MG/A FIELDS ROAD LTD. PARTNERSHIP,
                                     as Subsidiary Guarantor

                                   By:  ACS GOVERNMENT SOLUTIONS GROUP, INC.,
                                        its General Partner


                                        By: /s/ Nancy P. Vineyard
                                            -----------------------------------
                                            Nancy P. Vineyard, Treasurer

                             SIGNATURE PAGE 7 OF 10

Signature page to that certain Credit Agreement dated as of May 12, 2000, between AFFILIATED COMPUTER SERVICES, INC., a Delaware corporation ("BORROWER"), certain Lenders, WELLS FARGO BANK TEXAS, NATIONAL ASSOCIATION, as Administrative Agent and Co-Lead Arranging Agent for Lenders, BANK ONE, N.A., as Syndication Agent and Co-Lead Arranging Agent for Lenders, SUNTRUST BANK, as Documentation Agent for Lenders, and THE BANK OF TOKYO-MITSUBISHI, LTD., as Co-Agent for Lenders.


                                         FCTC TRANSFER SERVICES, L.P.,
                                          as a Subsidiary Guarantor


                                         By: /s/ Stuart Chagrin
                                             ----------------------------------
                                             Stuart Chagrin, General Partner


                             SIGNATURE PAGE 8 OF 10

Signature page to that certain Credit Agreement dated as of May 12, 2000, between AFFILIATED COMPUTER SERVICES, INC., a Delaware corporation ("BORROWER"), certain Lenders, WELLS FARGO BANK TEXAS, NATIONAL ASSOCIATION, as Administrative Agent and Co-Lead Arranging Agent for Lenders, BANK ONE, N.A., as Syndication Agent and Co-Lead Arranging Agent for Lenders, SUNTRUST BANK, as Documentation Agent for Lenders, and THE BANK OF TOKYO-MITSUBISHI, LTD., as Co-Agent for Lenders.


                                         ACS PROPERTIES, INC.,
                                           as a Subsidiary Guarantor


                                         By: /s/ Richard Kitchen
                                             ----------------------------------
                                             Richard Kitchen, Treasurer


                             SIGNATURE PAGE 9 OF 10

Signature page to that certain Credit Agreement dated as of May 12, 2000, between AFFILIATED COMPUTER SERVICES, INC., a Delaware corporation ("BORROWER"), certain Lenders, WELLS FARGO BANK TEXAS, NATIONAL ASSOCIATION, as Administrative Agent and Co-Lead Arranging Agent for Lenders, BANK ONE, N.A., as Syndication Agent and Co-Lead Arranging Agent for Lenders, SUNTRUST BANK, as Documentation Agent for Lenders, and THE BANK OF TOKYO-MITSUBISHI, LTD., as Co-Agent for Lenders.

                                      ACS MARKETING, LP,
                                        as a Subsidiary Guarantor

                                      By:  AFFILIATED COMPUTER SERVICES,
                                           INC., its General Partner


                                           By: /s/ Nancy P. Vineyard
                                               -----------------------------
                                               Nancy P. Vineyard, Treasurer


                                      CONSULTEC, LLC,
                                        as a Subsidiary Guarantor


                                      By: /s/ Elena Airaghi
                                          ----------------------------------
                                          Elena Airaghi, Treasurer


                             SIGNATURE PAGE 10 OF 10